UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	DECEMBER 31, 2013

VP Balanced Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Notes to Financial Statements	30
Financial Highlights	35
Report of Independent Registered Public Accounting Firm	36
Management	37
Additional Information	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation
and Disciplined Equity

Stocks Rallied but Bonds Struggled

U.S. stock market performance remained robust during 2013, with many indices posting their best annual returns since the mid-1990s. Despite concerns about slow economic growth and periodic bouts of fiscal and monetary policy uncertainty, investors largely focused on continued Federal Reserve (Fed) support, marginally improving economic data (particularly in the housing market), and relatively healthy corporate earnings.

Meanwhile, the investment-grade U.S. bond market faced a challenging backdrop as interest rates steadily increased during the period.

Fed Policy Took Center Stage

Beginning in spring 2013, modest economic gains led to fears the Fed would end its massive quantitative easing (QE) program sooner than expected. The Fed helped fuel those fears, indicating it may start tapering its $85 billion monthly bond purchases later in the year. Volatility erupted as investors expected the Fed to begin tapering in September.

This led to a brief pause in the extended stock market rally and drove bond yields sharply higher. But the Fed surprised the financial markets in September by announcing it would continue the current pace of bond buying until economic gains appear sustainable. This news sparked a short-term turnaround among bonds, but speculation around taper timing quickly resurfaced and bonds continued to struggle.

Taper Strategy Unfolded

Stocks continued their upward surge on positive manufacturing, housing, employment and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets. With economic data generally improving, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest amount of tapering helped reassure investors the reduction in stimulus would be gradual.

U.S. Market Returns
For the 12 months ended December 31, 2013
U.S. Stock Indices		Barclays U.S. Bond Market Indices
Russell 1000 Index (large-cap)	33.11%	MBS (mortgage-backed securities)	-1.41%
Russell Midcap Index	34.76%	Corporate (investment-grade)	-1.53%
Russell 2000 Index (small-cap)	38.82%	Aggregate (multi-sector)	-2.02%
		Treasury	-2.75%

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	17.43%	12.25%	6.52%	7.25%	5/1/91
Blended index(1)	—	17.56%	12.71%	6.54%	8.53%(2)	—
S&P 500 Index	—	32.39%	17.93%	7.40%	9.52%(2)	—
Barclays U.S. Aggregate Bond Index	—	-2.02%	4.44%	4.54%	6.33%(2)	—

(1)

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since 4/30/91, the date nearest the Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

Total Annual Fund Operating Expenses
Class I 0.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: David MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

VP Balanced returned 17.43% for the fiscal year ended December 31, 2013. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index) returned 17.56%.

The 12-month returns for both the fund and its benchmark reflected double-digit gains in the U.S. equity market, but a decline for the U.S. bond market. Within the VP Balanced fund, the equity portion outperformed its benchmark, while the fixed-income component slightly underperformed its benchmark.

Stock Component Posted Strong Gain

The equity portion of VP Balanced outperformed the 32.39% return of the S&P 500 Index for the 12-month period. The portfolio’s stock selection process incorporates factors of value, quality, growth, and momentum while striving to minimize unintended bets along industry lines and other risk characteristics. The portfolio’s growth-, quality-, and value-oriented signals were beneficial to excess returns while momentum signals were unsuccessful. Stock selection in industrials and consumer staples was a key source of outperformance, while positioning in consumer discretionary weighed on relative results.

Industrials sector outperformance was driven primarily by positioning among aerospace and defense companies, and to a lesser extent by machinery and electrical equipment holdings. Airplane manufacturer Boeing was a top contributor thanks to increased aircraft orders from airlines replacing their aging fleets. Defense contractor Northrop Grumman was also a strong performer, appreciating over 70% on positive earnings revisions.

Consumer staples, particularly holdings in food and staples retailers, also outperformed. Supermarket chain store operator Safeway, which was added to the portfolio in April 2013, soared on higher-than-expected revenue guidance and analyst upgrades. Chain drug store Rite Aid outperformed thanks to higher-than-expected earnings from a rise in same-store pharmacy sales.

Other beneficial equity positions included videogame retailer GameStop, which climbed on solid earnings in its mobile sales and in anticipation of sales of new gaming consoles. St. Jude Medical, a global medical device manufacturer, appreciated throughout the year thanks to solid earnings.

Stock selection in consumer discretionary, particularly among media companies and internet retailers, had the most significant negative impact on performance. Online travel site Expedia’s return lagged the overall market due in large part to intense competition from rival priceline.com. Not owning a number of internet retailers that appreciated during the period, such as Amazon.com and priceline.com, also impacted results.

Although no single media holding imparted a large negative impact, small detraction across a number of companies led the industry to be the greatest overall detractor in the equity portion. Elsewhere, owning less than the benchmark weighting in Gilead Sciences, a biopharmaceutical manufacturer, hurt results after the company’s stock price more than doubled. A number of technology holdings negatively impacted returns, including semiconductor manufacturer Broadcom, which fell after releasing lower-than expected revenue guidance due to slowing smartphone sales. Technology infrastructure company EMC, which declined during the period, was another key detractor. Both holdings remain appealing across value, growth, and quality characteristics.

Fixed-Income Portion Declined

The fixed-income component of VP Balanced slightly underperformed the -2.02% return of the Barclays U.S. Aggregate Bond Index for the 12-month period.

The portfolio’s yield curve positioning and security selection during the second quarter of 2013 detracted most from relative performance. Steep increases in long-term bond yields from May to September led to a steepening of the yield curve, as rates on longer-maturity securities increased more than rates on shorter-maturity securities. An overweight position in longer-term bonds (in the 10- to 20-year maturity range) during part of that period weighed on performance. We later reduced our exposure to longer-maturity bonds and shortened the portfolio’s duration (sensitivity to interest rate changes).

In terms of security selection, an overweight position in underperforming Treasury inflation-protected securities (TIPS) weighed on returns during the second quarter. We liquidated this position in June. Security selection in the securitized sector was also a detractor during the second quarter, as certain mortgage-backed securities (MBS) and adjustable-rate mortgages held in the portfolio underperformed the MBS positions in the benchmark.

On the positive side, sector allocation generally contributed to relative performance. The portfolio’s underweight position in Treasuries and corresponding overweight in spread sectors was beneficial as Treasuries generally underperformed during the 12-month period. Security selection in the credit sector also helped returns. A small out-of-benchmark position in high-yield corporate bonds lifted relative results. High-yield corporates outperformed other domestic taxable fixed-income sectors in 2013 as investors’ “risk-on” sentiment prevailed.

Outlook

Uncertainty surrounding the U.S. economic recovery and the impact of the Federal Reserve’s recent monetary policy changes remain the key factors likely to impact the stock and bond markets in the near term. We believe the slow and steady growth seen in the U.S. is likely to continue, although rising interest rates represent an economic hurdle. While gradual improvements in employment have helped consumers, conditions in the corporate sector have moderated with slowing earnings and revenue growth rates. We believe that our disciplined investment approach, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility. We adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

DECEMBER 31, 2013
Top Ten Common Stocks	% of net assets
Apple, Inc.	2.2%
Google, Inc., Class A	1.6%
Microsoft Corp.	1.5%
Johnson & Johnson	1.4%
Pfizer, Inc.	1.2%
Exxon Mobil Corp.	1.2%
Citigroup, Inc.	1.1%
Oracle Corp.	1.0%
Merck & Co., Inc.	1.0%
International Business Machines Corp.	0.9%

Top Five Common Stocks Industries	% of net assets
Pharmaceuticals	5.1%
Computers and Peripherals	3.7%
Oil, Gas and Consumable Fuels	3.6%
Insurance	3.3%
Aerospace and Defense	3.2%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	5.0 years
Weighted Average Life	6.7 years

Types of Investments in Portfolio	% of net assets
Common Stocks	60.6%
U.S. Treasury Securities	13.2%
U.S. Government Agency Mortgage-Backed Securities	10.3%
Corporate Bonds	9.9%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	1.5%
U.S. Government Agency Securities	0.6%
Sovereign Governments and Agencies	0.5%
Municipal Securities	0.5%
Asset-Backed Securities	—*
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.6)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,097.60	$4.76	0.90%
Hypothetical
Class I	$1,000	$1,020.67	$4.58	0.90%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2013

	Shares/ Principal Amount	Value
Common Stocks — 60.6%
AEROSPACE AND DEFENSE — 3.2%
Alliant Techsystems, Inc.	2,664	$ 324,155
Boeing Co. (The)	7,944	1,084,277
Esterline Technologies Corp.(1)	471	48,023
General Dynamics Corp.	4,907	468,864
Honeywell International, Inc.	10,727	980,126
Northrop Grumman Corp.	4,223	483,998
Raytheon Co.	9,636	873,985
		4,263,428
AIRLINES — 0.6%
Delta Air Lines, Inc.	19,153	526,133
Southwest Airlines Co.	16,461	310,125
		836,258
AUTO COMPONENTS — 0.3%
Johnson Controls, Inc.	7,667	393,317
BEVERAGES — 0.8%
Coca-Cola Co. (The)	3,314	136,901
PepsiCo, Inc.	10,998	912,174
		1,049,075
BIOTECHNOLOGY — 1.9%
Amgen, Inc.	8,781	1,002,439
Biogen Idec, Inc.(1)	2,836	793,371
Myriad Genetics, Inc.(1)	10,876	228,178
United Therapeutics Corp.(1)	4,297	485,905
		2,509,893
CAPITAL MARKETS — 0.7%
Financial Engines, Inc.	703	48,844
Franklin Resources, Inc.	12,650	730,285
Goldman Sachs Group, Inc. (The)	765	135,604
		914,733
CHEMICALS — 2.2%
Dow Chemical Co. (The)	20,917	928,715
LyondellBasell Industries NV, Class A	7,754	622,491
NewMarket Corp.	250	83,538
Olin Corp.	4,013	115,775
PPG Industries, Inc.	4,341	823,314
Scotts Miracle-Gro Co. (The) Class A	867	53,945
Sigma-Aldrich Corp.	2,629	247,152
		2,874,930
COMMERCIAL BANKS — 0.3%
Wells Fargo & Co.	9,919	450,323
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Deluxe Corp.	3,123	162,989
COMMUNICATIONS EQUIPMENT — 1.8%
Cisco Systems, Inc.	53,848	1,208,888
QUALCOMM, Inc.	16,000	1,188,000
		2,396,888
COMPUTERS AND PERIPHERALS — 3.7%
Apple, Inc.	5,162	2,896,450
EMC Corp.	33,374	839,356
Hewlett-Packard Co.	28,426	795,360
Seagate Technology plc	4,434	249,013
Western Digital Corp.	1,540	129,206
		4,909,385
CONSUMER FINANCE — 0.5%
Cash America International, Inc.	12,456	477,065
Portfolio Recovery Associates, Inc.(1)	3,617	191,122
		668,187
CONTAINERS AND PACKAGING — 0.6%
Packaging Corp. of America	10,411	658,808
Silgan Holdings, Inc.	1,277	61,321
Sonoco Products Co.	2,465	102,840
		822,969
DIVERSIFIED FINANCIAL SERVICES — 2.7%
Bank of America Corp.	10,016	155,949
Berkshire Hathaway, Inc., Class B(1)	3,346	396,702
Citigroup, Inc.	27,237	1,419,320
JPMorgan Chase & Co.	7,916	462,927
Moody’s Corp.	8,791	689,830
MSCI, Inc., Class A(1)	10,439	456,393
		3,581,121
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
AT&T, Inc.	19,492	685,339
Verizon Communications, Inc.	12,010	590,171
		1,275,510
ELECTRIC UTILITIES — 0.5%
Edison International	13,887	642,968
ELECTRICAL EQUIPMENT — 1.3%
Emerson Electric Co.	13,433	942,728
Rockwell Automation, Inc.	6,774	800,416
		1,743,144
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
TE Connectivity Ltd.	9,909	546,085

Shares/ Principal Amount	Value
ENERGY EQUIPMENT AND SERVICES — 1.2%
Baker Hughes, Inc.	12,819	$ 708,378
Nabors Industries Ltd.	36,855	626,166
RPC, Inc.	9,607	171,485
Schlumberger Ltd.	600	54,066
		1,560,095
FOOD AND STAPLES RETAILING — 1.1%
Kroger Co. (The)	17,141	677,584
Wal-Mart Stores, Inc.	123	9,679
Walgreen Co.	14,433	829,031
		1,516,294
FOOD PRODUCTS — 1.7%
Archer-Daniels-Midland Co.	20,145	874,293
General Mills, Inc.	12,990	648,331
Tyson Foods, Inc., Class A	21,974	735,250
		2,257,874
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.5%
Abbott Laboratories	24,370	934,102
Becton Dickinson and Co.	2,712	299,649
Medtronic, Inc.	16,347	938,154
St. Jude Medical, Inc.	13,651	845,680
Stryker Corp.	3,815	286,659
		3,304,244
HOTELS, RESTAURANTS AND LEISURE — 1.1%
Bally Technologies, Inc.(1)	8,380	657,411
Cracker Barrel Old Country Store, Inc.	1,842	202,749
International Game Technology	31,154	565,757
		1,425,917
HOUSEHOLD DURABLES — 0.9%
Newell Rubbermaid, Inc.	17,033	552,039
Whirlpool Corp.	4,353	682,812
		1,234,851
HOUSEHOLD PRODUCTS — 1.4%
Energizer Holdings, Inc.	6,055	655,393
Kimberly-Clark Corp.	6,515	680,557
Procter & Gamble Co. (The)	6,061	493,426
		1,829,376
INDUSTRIAL CONGLOMERATES — 1.4%
3M Co.	1,411	197,893
Danaher Corp.	11,413	881,084
General Electric Co.	27,112	759,949
		1,838,926
INSURANCE — 3.3%
Aflac, Inc.	12,612	842,482
American International Group, Inc.	19,630	1,002,112
Amtrust Financial Services, Inc.	10,921	357,007
Aspen Insurance Holdings Ltd.	5,873	242,614
First American Financial Corp.	7,727	217,901
Old Republic International Corp.	13,187	227,739
Protective Life Corp.	2,705	137,035
Reinsurance Group of America, Inc.	1,048	81,126
RenaissanceRe Holdings Ltd.	6,202	603,703
Torchmark Corp.	1,912	149,423
Travelers Cos., Inc. (The)	5,911	535,182
		4,396,324
INTERNET AND CATALOG RETAIL — 0.1%
Expedia, Inc.	2,512	174,986
INTERNET SOFTWARE AND SERVICES — 1.6%
Google, Inc., Class A(1)	1,921	2,152,884
IT SERVICES — 1.2%
Accenture plc, Class A	3,501	287,852
Amdocs Ltd.	1,861	76,748
International Business Machines Corp.	6,603	1,238,525
		1,603,125
LEISURE EQUIPMENT AND PRODUCTS — 0.7%
Hasbro, Inc.	12,481	686,580
Mattel, Inc.	4,962	236,092
		922,672
MACHINERY — 1.1%
Caterpillar, Inc.	1,413	128,315
Crane Co.	3,481	234,097
Dover Corp.	7,272	702,039
Snap-On, Inc.	3,275	358,678
		1,423,129
MEDIA — 0.7%
Time Warner, Inc.	13,653	951,887
MULTILINE RETAIL — 0.9%
Dillard’s, Inc., Class A	5,293	514,533
Target Corp.	11,730	742,157
		1,256,690
OIL, GAS AND CONSUMABLE FUELS — 3.6%
Anadarko Petroleum Corp.	3,622	287,297
Chevron Corp.	4,560	569,590
ConocoPhillips	1,475	104,209
Exxon Mobil Corp.	15,088	1,526,905
Gran Tierra Energy, Inc.(1)	21,352	156,083
Marathon Petroleum Corp.	10,190	934,729
Phillips 66	11,956	922,166
Western Refining, Inc.	7,215	305,988
		4,806,967

Shares/ Principal Amount	Value
PERSONAL PRODUCTS — 0.1%
Avon Products, Inc.	11,599	$ 199,735
PHARMACEUTICALS — 5.1%
AbbVie, Inc.	7,730	408,221
Allergan, Inc.	4,822	535,628
Eli Lilly & Co.	16,509	841,959
Endo Health Solutions, Inc.(1)	925	62,400
Johnson & Johnson	20,330	1,862,025
Merck & Co., Inc.	26,792	1,340,940
Pfizer, Inc.	54,034	1,655,061
		6,706,234
PROFESSIONAL SERVICES — 0.2%
Manpowergroup, Inc.	2,477	212,675
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.2%
CBRE Group, Inc.(1)	11,625	305,737
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.1%
Broadcom Corp., Class A	10,345	306,729
Intel Corp.	32,944	855,226
Texas Instruments, Inc.	6,756	296,656
		1,458,611
SOFTWARE — 2.8%
CA, Inc.	8,264	278,084
Microsoft Corp.	53,963	2,019,835
Oracle Corp.	35,716	1,366,494
		3,664,413
SPECIALTY RETAIL — 2.6%
AutoZone, Inc.(1)	34	16,250
Buckle, Inc. (The)	1,019	53,559
GameStop Corp., Class A	12,440	612,794
Home Depot, Inc. (The)	14,759	1,215,256
Lowe’s Cos., Inc.	17,665	875,301
Staples, Inc.	39,802	632,454
		3,405,614
TEXTILES, APPAREL AND LUXURY GOODS — 0.5%
Hanesbrands, Inc.	9,323	655,127
THRIFTS AND MORTGAGE FINANCE — 0.5%
Ocwen Financial Corp.(1)	10,901	604,460
TOBACCO — 0.4%
Altria Group, Inc.	10,902	418,528
Philip Morris International, Inc.	1,160	101,071
		519,599
TOTAL COMMON STOCKS (Cost $59,107,577)		80,429,649
U.S. Treasury Securities — 13.2%
U.S. Treasury Bonds, 5.50%, 8/15/28	20,000	24,603
U.S. Treasury Bonds, 5.25%, 2/15/29	320,000	384,350
U.S. Treasury Bonds, 5.375%, 2/15/31	400,000	489,062
U.S. Treasury Bonds, 4.375%, 11/15/39	510,000	552,394
U.S. Treasury Bonds, 4.375%, 5/15/41	210,000	227,063
U.S. Treasury Bonds, 3.125%, 11/15/41	50,000	43,023
U.S. Treasury Bonds, 2.75%, 11/15/42	650,000	511,875
U.S. Treasury Bonds, 3.125%, 2/15/43	400,000	341,125
U.S. Treasury Bonds, 2.875%, 5/15/43	50,000	40,363
U.S. Treasury Notes, 1.25%, 2/15/14	500,000	500,713
U.S. Treasury Notes, 2.25%, 1/31/15	800,000	817,906
U.S. Treasury Notes, 0.25%, 5/31/15	2,500,000	2,501,318
U.S. Treasury Notes, 1.875%, 6/30/15	300,000	307,319
U.S. Treasury Notes, 0.375%, 11/15/15(2)	400,000	400,289
U.S. Treasury Notes, 1.375%, 11/30/15	400,000	407,789
U.S. Treasury Notes, 0.375%, 1/15/16	1,400,000	1,399,563
U.S. Treasury Notes, 0.625%, 12/15/16	1,000,000	995,898
U.S. Treasury Notes, 0.875%, 2/28/17	350,000	349,945
U.S. Treasury Notes, 2.375%, 7/31/17	700,000	731,364
U.S. Treasury Notes, 0.75%, 10/31/17	300,000	294,516
U.S. Treasury Notes, 1.875%, 10/31/17	200,000	205,000
U.S. Treasury Notes, 0.875%, 1/31/18	650,000	637,457
U.S. Treasury Notes, 2.625%, 4/30/18	85,000	89,184
U.S. Treasury Notes, 1.375%, 7/31/18	1,980,000	1,961,360
U.S. Treasury Notes, 1.375%, 9/30/18	700,000	691,114

Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.25%, 10/31/18	$1,700,000	$ 1,665,801
U.S. Treasury Notes, 1.25%, 11/30/18	500,000	489,043
U.S. Treasury Notes, 1.75%, 5/15/23	440,000	395,914
TOTAL U.S. TREASURY SECURITIES (Cost $17,702,029)		17,455,351
U.S. Government Agency Mortgage-Backed Securities(3) — 10.3%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.6%
FHLMC, VRN, 1.76%, 1/15/14	47,803	48,178
FHLMC, VRN, 1.84%, 1/15/14	94,066	95,194
FHLMC, VRN, 1.97%, 1/15/14	63,763	65,031
FHLMC, VRN, 1.98%, 1/15/14	73,637	74,967
FHLMC, VRN, 2.07%, 1/15/14	134,226	134,609
FHLMC, VRN, 2.26%, 1/15/14	66,467	70,565
FHLMC, VRN, 2.36%, 1/15/14	115,982	114,031
FHLMC, VRN, 2.37%, 1/15/14	169,419	166,155
FHLMC, VRN, 2.41%, 1/15/14	33,849	36,038
FHLMC, VRN, 2.57%, 1/15/14	30,980	32,516
FHLMC, VRN, 2.61%, 1/15/14	27,401	29,221
FHLMC, VRN, 2.89%, 1/15/14	21,750	21,977
FHLMC, VRN, 3.23%, 1/15/14	24,360	25,863
FHLMC, VRN, 3.29%, 1/15/14	72,126	74,893
FHLMC, VRN, 3.81%, 1/15/14	35,621	37,307
FHLMC, VRN, 4.05%, 1/15/14	42,642	45,089
FHLMC, VRN, 4.39%, 1/15/14	61,084	63,303
FHLMC, VRN, 4.68%, 1/15/14	100,887	108,211
FHLMC, VRN, 5.12%, 1/15/14	41,599	43,188
FHLMC, VRN, 5.36%, 1/15/14	31,143	32,568
FHLMC, VRN, 5.76%, 1/15/14	73,558	75,983
FHLMC, VRN, 5.96%, 1/15/14	85,516	90,049
FHLMC, VRN, 6.12%, 1/15/14	36,651	38,679
FNMA, VRN, 1.90%, 1/25/14	82,298	86,983
FNMA, VRN, 1.94%, 1/25/14	108,959	115,715
FNMA, VRN, 2.33%, 1/25/14	75,364	80,129
FNMA, VRN, 2.37%, 1/25/14	24,146	25,613
FNMA, VRN, 2.70%, 1/25/14	81,860	82,621
FNMA, VRN, 3.32%, 1/25/14	44,586	45,924
FNMA, VRN, 3.36%, 1/25/14	35,490	37,911
FNMA, VRN, 3.81%, 1/25/14	65,763	69,109
FNMA, VRN, 3.92%, 1/25/14	45,323	47,636
FNMA, VRN, 3.94%, 1/25/14	24,411	25,948
FNMA, VRN, 5.33%, 1/25/14	45,696	49,126
		2,190,330
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.7%
FHLMC, 6.50%, 6/1/16	13,423	13,962
FHLMC, 6.50%, 6/1/16	12,963	13,605
FHLMC, 4.50%, 1/1/19	117,792	125,067
FHLMC, 6.50%, 1/1/28	6,603	7,528
FHLMC, 6.50%, 6/1/29	6,121	6,815
FHLMC, 8.00%, 7/1/30	6,900	8,075
FHLMC, 5.50%, 12/1/33	197,259	220,659
FHLMC, 5.50%, 1/1/38	47,682	52,057
FHLMC, 6.00%, 8/1/38	29,465	32,680
FHLMC, 4.00%, 4/1/41	250,272	258,463
FHLMC, 6.50%, 7/1/47	6,796	7,327
FNMA, 6.00%, 1/1/14	3	3
FNMA, 4.50%, 5/1/19	70,434	75,102
FNMA, 4.50%, 5/1/19	50,031	53,310
FNMA, 6.50%, 1/1/28	5,261	5,858
FNMA, 6.50%, 1/1/29	15,348	17,146
FNMA, 7.50%, 7/1/29	36,281	41,350
FNMA, 7.50%, 9/1/30	6,781	7,773
FNMA, 5.00%, 7/1/31	238,810	264,619
FNMA, 6.50%, 1/1/32	19,298	21,490
FNMA, 5.50%, 6/1/33	53,922	59,817
FNMA, 5.50%, 8/1/33	121,131	133,453
FNMA, 5.00%, 11/1/33	318,843	347,945
FNMA, 5.50%, 1/1/34	102,490	113,119
FNMA, 5.00%, 4/1/35	286,835	311,900
FNMA, 4.50%, 9/1/35	182,562	193,963
FNMA, 5.00%, 2/1/36	280,646	305,114
FNMA, 5.50%, 1/1/37	219,545	241,741
FNMA, 5.50%, 2/1/37	56,420	62,102
FNMA, 6.00%, 7/1/37	372,790	412,590
FNMA, 6.50%, 8/1/37	67,183	72,492
FNMA, 5.00%, 4/1/40	415,061	453,049
FNMA, 3.50%, 1/1/41	671,820	668,287
FNMA, 4.00%, 1/1/41	870,086	898,659
FNMA, 4.50%, 1/1/41	318,107	339,286
FNMA, 4.50%, 2/1/41	263,975	280,370
FNMA, 4.00%, 5/1/41	239,407	247,045
FNMA, 4.50%, 7/1/41	294,016	312,497
FNMA, 4.50%, 9/1/41	79,019	83,978
FNMA, 4.00%, 12/1/41	353,571	364,877
FNMA, 4.00%, 1/1/42	100,177	103,245
FNMA, 4.00%, 1/1/42	401,915	414,748
FNMA, 4.00%, 3/1/42	289,793	299,037
FNMA, 3.50%, 5/1/42	641,977	638,815

Shares/ Principal Amount	Value
FNMA, 3.50%, 6/1/42	$ 138,944	$ 138,295
FNMA, 3.50%, 9/1/42	427,033	425,442
FNMA, 6.50%, 8/1/47	13,016	14,102
FNMA, 6.50%, 8/1/47	13,878	15,021
FNMA, 6.50%, 9/1/47	45,136	48,844
FNMA, 6.50%, 9/1/47	1,675	1,813
FNMA, 6.50%, 9/1/47	4,956	5,365
FNMA, 6.50%, 9/1/47	15,256	16,509
FNMA, 6.50%, 9/1/47	4,807	5,199
GNMA, 7.00%, 4/20/26	21,384	24,994
GNMA, 7.50%, 8/15/26	12,768	15,137
GNMA, 7.00%, 2/15/28	4,584	4,692
GNMA, 7.50%, 2/15/28	4,571	4,712
GNMA, 6.50%, 5/15/28	1,212	1,373
GNMA, 6.50%, 5/15/28	2,468	2,758
GNMA, 7.00%, 12/15/28	6,414	6,726
GNMA, 7.00%, 5/15/31	39,938	47,116
GNMA, 5.50%, 11/15/32	114,545	126,703
GNMA, 4.50%, 1/15/40	132,330	141,769
GNMA, 4.00%, 1/20/41	567,596	591,419
GNMA, 4.50%, 5/20/41	319,432	342,632
GNMA, 4.50%, 6/15/41	134,663	145,899
GNMA, 4.00%, 12/15/41	568,100	592,130
GNMA, 3.50%, 7/20/42	192,821	194,884
		11,504,552
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $13,530,188)		13,694,882
Corporate Bonds — 9.9%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 4.75%, 7/15/20	20,000	20,760
Lockheed Martin Corp., 4.25%, 11/15/19	30,000	32,283
Raytheon Co., 2.50%, 12/15/22	30,000	27,340
United Technologies Corp., 5.70%, 4/15/40	30,000	34,087
United Technologies Corp., 4.50%, 6/1/42	10,000	9,713
		124,183
AUTOMOBILES — 0.2%
American Honda Finance Corp., 2.50%, 9/21/15(4)	60,000	61,861
American Honda Finance Corp., 1.50%, 9/11/17(4)	10,000	9,857
American Honda Finance Corp., 2.125%, 10/10/18	20,000	19,930
Ford Motor Co., 4.75%, 1/15/43	10,000	9,021
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	80,000	89,160
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	56,701
		246,530
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	50,000	62,469
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20	40,000	45,917
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	50,000	46,264
Coca-Cola Co. (The), 1.80%, 9/1/16	40,000	40,985
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	10,000	10,383
PepsiCo, Inc., 2.75%, 3/1/23	20,000	18,518
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	50,000	51,219
SABMiller Holdings, Inc., 3.75%, 1/15/22(4)	20,000	20,081
		295,836
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 2.125%, 5/15/17	30,000	30,393
Amgen, Inc., 4.10%, 6/15/21	20,000	20,847
Amgen, Inc., 5.375%, 5/15/43	40,000	41,078
Celgene Corp., 3.25%, 8/15/22	20,000	18,941
Gilead Sciences, Inc., 4.40%, 12/1/21	40,000	42,731
		153,990
CAPITAL MARKETS — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	20,000	19,948
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	90,000	104,498
Jefferies Group, Inc., 5.125%, 4/13/18	30,000	32,563
		157,009
CHEMICALS — 0.1%
Ashland, Inc., 4.75%, 8/15/22	20,000	19,100
Dow Chemical Co. (The), 2.50%, 2/15/16	20,000	20,632
Dow Chemical Co. (The), 4.25%, 11/15/20	20,000	21,340
Eastman Chemical Co., 2.40%, 6/1/17	10,000	10,112

Shares/ Principal Amount	Value
Eastman Chemical Co., 3.60%, 8/15/22	$ 30,000	$ 28,811
Ecolab, Inc., 4.35%, 12/8/21	30,000	31,117
		131,112
COMMERCIAL BANKS — 0.7%
Bank of America N.A., 5.30%, 3/15/17	240,000	264,639
Bank of Montreal, MTN, 1.45%, 4/9/18	20,000	19,486
Bank of Nova Scotia, 2.55%, 1/12/17	30,000	31,125
BB&T Corp., MTN, 5.70%, 4/30/14	20,000	20,346
BB&T Corp., MTN, 3.20%, 3/15/16	30,000	31,386
BB&T Corp., MTN, 2.05%, 6/19/18	20,000	19,812
Capital One Financial Corp., 2.15%, 3/23/15	20,000	20,338
Capital One Financial Corp., 1.00%, 11/6/15	20,000	20,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	80,000	80,461
Fifth Third Bancorp, 4.30%, 1/16/24	20,000	19,596
HSBC Bank plc, 3.50%, 6/28/15(4)	40,000	41,708
Intesa Sanpaolo SpA, 3.875%, 1/16/18	10,000	10,245
KeyCorp, MTN, 2.30%, 12/13/18	40,000	39,735
KFW, 2.00%, 6/1/16	60,000	61,922
KFW, 2.00%, 10/4/22	50,000	45,808
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	30,000	32,031
SunTrust Banks, Inc., 3.60%, 4/15/16	11,000	11,592
Toronto-Dominion Bank (The), 2.375%, 10/19/16	50,000	51,943
U.S. Bancorp., 3.44%, 2/1/16	30,000	31,307
U.S. Bancorp., MTN, 3.00%, 3/15/22	20,000	19,346
U.S. Bancorp., MTN, 2.95%, 7/15/22	10,000	9,294
Wells Fargo & Co., 3.68%, 6/15/16	30,000	31,959
Wells Fargo & Co., MTN, 4.60%, 4/1/21	40,000	43,861
		957,940
COMMERCIAL SERVICES AND SUPPLIES†
Republic Services, Inc., 3.55%, 6/1/22	50,000	48,227
COMMUNICATIONS EQUIPMENT — 0.1%
Apple, Inc., 1.00%, 5/3/18	30,000	29,025
Apple, Inc., 2.40%, 5/3/23	40,000	35,982
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	10,000	9,364
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	22,240
		96,611
COMPUTERS AND PERIPHERALS — 0.1%
Hewlett-Packard Co., 4.30%, 6/1/21	40,000	40,553
Seagate HDD Cayman, 4.75%, 6/1/23(4)	30,000	28,200
		68,753
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22	30,000	28,657
CONSUMER FINANCE — 0.3%
American Express Co., 1.55%, 5/22/18	20,000	19,539
American Express Credit Corp., 1.30%, 7/29/16	40,000	40,332
American Express Credit Corp., MTN, 2.75%, 9/15/15	80,000	82,823
American Express Credit Corp., MTN, 2.375%, 3/24/17	50,000	51,416
Equifax, Inc., 3.30%, 12/15/22	30,000	27,703
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20(4)	20,000	20,050
John Deere Capital Corp., MTN, 3.15%, 10/15/21	20,000	19,726
PNC Bank N.A., 6.00%, 12/7/17	80,000	91,207
		352,796
CONTAINERS AND PACKAGING†
Ball Corp., 6.75%, 9/15/20	30,000	32,775
Ball Corp., 4.00%, 11/15/23	30,000	27,000
		59,775
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17	10,000	9,697
Catholic Health Initiatives, 2.95%, 11/1/22	20,000	18,183
Johns Hopkins University, 4.08%, 7/1/53	10,000	8,590
		36,470

Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 1.6%
Bank of America Corp., 4.50%, 4/1/15	$ 10,000	$ 10,465
Bank of America Corp., 3.75%, 7/12/16	60,000	63,821
Bank of America Corp., 6.50%, 8/1/16	50,000	56,485
Bank of America Corp., 5.75%, 12/1/17	40,000	45,546
Bank of America Corp., 5.70%, 1/24/22	40,000	45,287
Bank of America Corp., 4.10%, 7/24/23	30,000	30,138
BNP Paribas SA, MTN, 2.70%, 8/20/18	50,000	50,967
Citigroup, Inc., 4.75%, 5/19/15	10,000	10,526
Citigroup, Inc., 4.45%, 1/10/17	30,000	32,526
Citigroup, Inc., 5.50%, 2/15/17	10,000	11,023
Citigroup, Inc., 6.125%, 11/21/17	50,000	57,663
Citigroup, Inc., 1.75%, 5/1/18	40,000	39,354
Citigroup, Inc., 4.50%, 1/14/22	90,000	95,403
Citigroup, Inc., 4.05%, 7/30/22	20,000	19,783
Citigroup, Inc., 3.875%, 10/25/23	50,000	49,171
General Electric Capital Corp., 2.25%, 11/9/15	50,000	51,554
General Electric Capital Corp., MTN, 5.00%, 1/8/16	50,000	54,059
General Electric Capital Corp., MTN, 2.30%, 4/27/17	60,000	61,699
General Electric Capital Corp., MTN, 5.625%, 9/15/17	140,000	159,336
General Electric Capital Corp., MTN, 6.00%, 8/7/19	120,000	140,889
General Electric Capital Corp., MTN, 4.65%, 10/17/21	20,000	21,795
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	30,000	30,130
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	180,000	183,286
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	30,000	33,781
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	20,000	22,255
HSBC Holdings plc, 5.10%, 4/5/21	20,000	22,235
HSBC Holdings plc, 4.00%, 3/30/22	20,000	20,563
JPMorgan Chase & Co., 6.00%, 1/15/18	105,000	120,964
JPMorgan Chase & Co., 4.625%, 5/10/21	60,000	64,698
JPMorgan Chase & Co., 3.25%, 9/23/22	40,000	38,346
Morgan Stanley, 4.75%, 3/22/17	30,000	32,753
Morgan Stanley, 5.75%, 1/25/21	20,000	22,631
Morgan Stanley, 5.00%, 11/24/25	70,000	70,237
Morgan Stanley, MTN, 6.625%, 4/1/18	90,000	105,362
Morgan Stanley, MTN, 5.625%, 9/23/19	50,000	56,872
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	30,000	30,722
UBS AG (Stamford Branch), 5.875%, 12/20/17	100,000	114,808
		2,077,133
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
AT&T, Inc., 2.625%, 12/1/22	50,000	45,129
AT&T, Inc., 6.55%, 2/15/39	42,000	47,692
AT&T, Inc., 4.30%, 12/15/42	40,000	33,938
British Telecommunications plc, 5.95%, 1/15/18	40,000	45,761
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	30,000	31,800
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	20,000	20,293
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	30,000	35,581
Orange SA, 4.125%, 9/14/21	30,000	30,381
Telefonica Emisiones SAU, 5.88%, 7/15/19	60,000	67,019
Verizon Communications, Inc., 3.65%, 9/14/18	90,000	95,326
Verizon Communications, Inc., 4.50%, 9/15/20	20,000	21,418
Verizon Communications, Inc., 5.15%, 9/15/23	60,000	64,444
Verizon Communications, Inc., 6.40%, 9/15/33	50,000	57,517
Verizon Communications, Inc., 7.35%, 4/1/39	20,000	24,845
Verizon Communications, Inc., 4.75%, 11/1/41	20,000	18,701

Shares/ Principal Amount	Value
Verizon Communications, Inc., 6.55%, 9/15/43	$ 20,000	$ 23,404
Windstream Corp., 7.875%, 11/1/17	20,000	22,950
		686,199
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	70,000	79,975
Jabil Circuit, Inc., 5.625%, 12/15/20	10,000	10,425
		90,400
ENERGY EQUIPMENT AND SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16	30,000	31,336
Ensco plc, 4.70%, 3/15/21	40,000	42,321
Schlumberger Investment SA, 3.65%, 12/1/23	40,000	39,667
Transocean, Inc., 2.50%, 10/15/17	20,000	20,222
Transocean, Inc., 6.50%, 11/15/20	30,000	34,267
Transocean, Inc., 6.375%, 12/15/21	10,000	11,240
Weatherford International Ltd., 9.625%, 3/1/19	20,000	25,712
		204,765
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 2.75%, 12/1/22	35,000	32,315
Delhaize Group SA, 4.125%, 4/10/19	30,000	30,861
Kroger Co. (The), 6.40%, 8/15/17	50,000	57,312
Kroger Co. (The), 3.30%, 1/15/21	20,000	19,874
Kroger Co. (The), 5.15%, 8/1/43	10,000	9,757
Safeway, Inc., 4.75%, 12/1/21	10,000	10,045
Wal-Mart Stores, Inc., 2.55%, 4/11/23	10,000	9,140
Wal-Mart Stores, Inc., 5.875%, 4/5/27	138,000	163,451
Walgreen Co., 1.80%, 9/15/17	20,000	20,148
Walgreen Co., 3.10%, 9/15/22	40,000	37,512
		390,415
FOOD PRODUCTS — 0.1%
Kellogg Co., 4.45%, 5/30/16	50,000	53,967
Kraft Foods Group, Inc., 6.125%, 8/23/18	22,000	25,658
Kraft Foods Group, Inc., 5.00%, 6/4/42	20,000	19,721
Mondelez International, Inc., 6.50%, 2/9/40	20,000	23,905
Tyson Foods, Inc., 4.50%, 6/15/22	30,000	30,554
		153,805
GAS UTILITIES — 0.5%
El Paso Corp., 7.25%, 6/1/18	40,000	45,845
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	30,000	34,566
Enbridge Energy Partners LP, 6.50%, 4/15/18	30,000	34,934
Energy Transfer Partners LP, 4.15%, 10/1/20	40,000	40,596
Energy Transfer Partners LP, 3.60%, 2/1/23	20,000	18,527
Energy Transfer Partners LP, 6.50%, 2/1/42	20,000	21,500
Enterprise Products Operating LLC, 3.70%, 6/1/15	20,000	20,830
Enterprise Products Operating LLC, 6.30%, 9/15/17	30,000	34,551
Enterprise Products Operating LLC, 4.85%, 3/15/44	30,000	28,219
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	30,000	33,179
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	40,000	47,558
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	20,000	19,496
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	40,000	43,862
Magellan Midstream Partners LP, 6.55%, 7/15/19	40,000	47,364
Magellan Midstream Partners LP, 5.15%, 10/15/43	30,000	29,578
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	20,000	18,850
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	10,000	10,520
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	40,000	39,312
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	30,000	27,575
TransCanada PipeLines Ltd., 2.50%, 8/1/22	30,000	27,371
Williams Cos., Inc. (The), 3.70%, 1/15/23	20,000	17,462

Shares/ Principal Amount	Value
Williams Partners LP, 4.125%, 11/15/20	$ 30,000	$ 30,763
		672,458
HEALTH CARE EQUIPMENT AND SUPPLIES†
Baxter International, Inc., 3.20%, 6/15/23	10,000	9,557
Medtronic, Inc., 2.75%, 4/1/23	20,000	18,506
		28,063
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Aetna, Inc., 2.75%, 11/15/22	30,000	27,644
Express Scripts Holding Co., 2.65%, 2/15/17	90,000	92,798
Express Scripts Holding Co., 7.25%, 6/15/19	35,000	42,480
NYU Hospitals Center, 4.43%, 7/1/42	20,000	16,698
UnitedHealth Group, Inc., 2.875%, 3/15/23	20,000	18,617
UnitedHealth Group, Inc., 4.25%, 3/15/43	20,000	17,953
Universal Health Services, Inc., 7.125%, 6/30/16	30,000	33,938
WellPoint, Inc., 3.125%, 5/15/22	30,000	28,146
		278,274
HOTELS, RESTAURANTS AND LEISURE†
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	30,150
Wyndham Worldwide Corp., 2.95%, 3/1/17	10,000	10,146
		40,296
HOUSEHOLD DURABLES — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	30,000	30,563
Lennar Corp., 4.75%, 12/15/17	20,000	21,050
Mohawk Industries, Inc., 3.85%, 2/1/23	20,000	19,100
Toll Brothers Finance Corp., 6.75%, 11/1/19	30,000	34,425
		105,138
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(4)	10,000	9,975
General Electric Co., 5.25%, 12/6/17	70,000	79,274
General Electric Co., 2.70%, 10/9/22	70,000	65,542
General Electric Co., 4.125%, 10/9/42	20,000	18,482
		173,273
INSURANCE — 0.5%
Allstate Corp. (The), 4.50%, 6/15/43	10,000	9,464
Allstate Corp. (The), VRN, 5.75%, 8/15/23	20,000	20,187
American International Group, Inc., 6.40%, 12/15/20	40,000	47,287
American International Group, Inc., 4.875%, 6/1/22	40,000	43,006
American International Group, Inc., MTN, 5.85%, 1/16/18	50,000	57,433
American International Group, Inc., VRN, 8.18%, 5/15/38	10,000	12,150
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	30,000	31,889
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	20,000	19,179
Berkshire Hathaway, Inc., 4.50%, 2/11/43	50,000	46,234
Genworth Holdings, Inc., 7.20%, 2/15/21	20,000	23,257
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	40,000	43,582
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	10,000	11,110
ING U.S., Inc., 5.50%, 7/15/22	30,000	32,635
ING U.S., Inc., 5.70%, 7/15/43	20,000	20,901
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)	20,000	20,686
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)	10,000	10,977
Lincoln National Corp., 6.25%, 2/15/20	40,000	46,124
Markel Corp., 4.90%, 7/1/22	40,000	41,689
Markel Corp., 3.625%, 3/30/23	10,000	9,415
MetLife, Inc., 6.75%, 6/1/16	40,000	45,504
MetLife, Inc., 4.125%,8/13/42	20,000	17,397
MetLife, Inc., 4.875%, 11/13/43	10,000	9,817
Principal Financial Group, Inc., 3.30%, 9/15/22	10,000	9,524
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	10,000	11,310
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	20,000	21,559
Travelers Cos., Inc. (The), 4.60%, 8/1/43	20,000	19,546
WR Berkley Corp., 4.625%, 3/15/22	20,000	20,235
		702,097

Shares/ Principal Amount	Value
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	$ 20,000	$ 20,450
Fidelity National Information Services, Inc., 3.50%, 4/15/23	10,000	9,118
International Business Machines Corp., 1.95%, 7/22/16	40,000	41,117
		70,685
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	25,000	24,784
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	20,000	19,817
		44,601
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	40,000	38,059
Deere & Co., 5.375%, 10/16/29	60,000	67,382
		105,441
MEDIA — 0.7%
21st Century Fox America, Inc., 3.00%, 9/15/22	30,000	28,211
21st Century Fox America, Inc., 6.90%, 8/15/39	30,000	35,763
CBS Corp., 3.375%, 3/1/22	20,000	19,094
CBS Corp., 4.85%, 7/1/42	10,000	9,013
Comcast Corp., 5.90%, 3/15/16	74,000	81,763
Comcast Corp., 6.40%, 5/15/38	60,000	69,299
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	50,000	51,497
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	40,000	42,032
Discovery Communications LLC, 5.625%, 8/15/19	25,000	28,089
Discovery Communications LLC, 3.25%, 4/1/23	20,000	18,583
DISH DBS Corp., 7.125%, 2/1/16	10,000	11,100
NBCUniversal Media LLC, 5.15%, 4/30/20	20,000	22,360
NBCUniversal Media LLC, 4.375%, 4/1/21	60,000	63,523
NBCUniversal Media LLC, 2.875%, 1/15/23	20,000	18,522
Qwest Corp., 7.50%, 10/1/14	60,000	62,989
SBA Telecommunications, Inc., 8.25%, 8/15/19	19,000	20,472
Time Warner Cable, Inc., 6.75%, 7/1/18	30,000	33,661
Time Warner Cable, Inc., 4.50%, 9/15/42	20,000	15,155
Time Warner, Inc., 7.70%, 5/1/32	40,000	51,367
Time Warner, Inc., 5.375%, 10/15/41	20,000	20,235
Time Warner, Inc., 5.35%, 12/15/43	20,000	20,259
Viacom, Inc., 4.375%, 9/15/14	30,000	30,788
Viacom, Inc., 4.50%, 3/1/21	30,000	31,398
Viacom, Inc., 3.125%, 6/15/22	30,000	27,723
Virgin Media Secured Finance plc, 6.50%, 1/15/18	80,000	83,100
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	30,000	27,267
		923,263
METALS AND MINING — 0.2%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	10,000	9,390
ArcelorMittal, 5.75%, 8/5/20	30,000	31,950
Barrick Gold Corp., 4.10%, 5/1/23	10,000	9,042
Barrick North America Finance LLC, 4.40%, 5/30/21	30,000	28,893
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	10,000	9,460
Newmont Mining Corp., 6.25%, 10/1/39	30,000	26,540
Southern Copper Corp., 5.25%, 11/8/42	10,000	8,135
Teck Resources Ltd., 5.375%, 10/1/15	20,000	21,455
Vale Overseas Ltd., 5.625%, 9/15/19	75,000	81,695
Vale Overseas Ltd., 4.625%, 9/15/20	20,000	20,560
Xstrata Canada Financial Corp., 4.95%, 11/15/21(4)	20,000	20,265
		267,385
MULTI-UTILITIES — 0.5%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	10,000	8,211
CMS Energy Corp., 4.25%, 9/30/15	20,000	21,080
CMS Energy Corp., 8.75%, 6/15/19	40,000	50,626
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	20,000	17,650

Shares/ Principal Amount	Value
Constellation Energy Group, Inc., 5.15%, 12/1/20	$ 10,000	$ 10,644
Consumers Energy Co., 2.85%, 5/15/22	10,000	9,531
Consumers Energy Co., 3.375%, 8/15/23	10,000	9,738
Dominion Gas Holdings LLC, 3.55%, 11/1/23(4)	10,000	9,636
Dominion Resources, Inc., 2.75%, 9/15/22	70,000	64,787
Dominion Resources, Inc., 4.90%, 8/1/41	20,000	19,201
Duke Energy Corp., 3.95%, 9/15/14	40,000	40,956
Duke Energy Corp., 1.625%, 8/15/17	30,000	29,824
Duke Energy Corp., 3.55%, 9/15/21	20,000	20,011
Duke Energy Florida, Inc., 6.35%, 9/15/37	20,000	24,542
Edison International, 3.75%, 9/15/17	40,000	41,940
Exelon Generation Co. LLC, 5.20%, 10/1/19	40,000	43,136
Exelon Generation Co. LLC, 4.25%, 6/15/22	20,000	19,174
Exelon Generation Co. LLC, 5.60%, 6/15/42	10,000	9,337
FirstEnergy Corp., 2.75%, 3/15/18	20,000	19,662
FirstEnergy Corp., 4.25%, 3/15/23	30,000	27,974
Florida Power Corp., 3.85%, 11/15/42	20,000	17,519
Georgia Power Co., 4.30%, 3/15/42	10,000	8,998
Ipalco Enterprises, Inc., 5.00%, 5/1/18	20,000	21,050
Nisource Finance Corp., 4.45%, 12/1/21	10,000	10,135
Nisource Finance Corp., 5.65%, 2/1/45	20,000	20,492
Northern States Power Co., 3.40%, 8/15/42	10,000	8,042
PacifiCorp, 6.00%, 1/15/39	20,000	23,174
Progress Energy, Inc., 3.15%, 4/1/22	20,000	19,263
Public Service Company of Colorado, 4.75%, 8/15/41	10,000	10,102
Sempra Energy, 6.50%, 6/1/16	30,000	33,773
Sempra Energy, 2.875%, 10/1/22	40,000	36,842
Southern Power Co., 5.15%, 9/15/41	10,000	9,792
Xcel Energy, Inc., 4.80%, 9/15/41	10,000	9,740
		726,582
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	30,000	29,579
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	10,000	10,041
Target Corp., 4.00%, 7/1/42	30,000	26,029
		65,649
OFFICE ELECTRONICS†
Xerox Corp., 2.95%, 3/15/17	10,000	10,270
OIL, GAS AND CONSUMABLE FUELS — 0.7%
Anadarko Petroleum Corp., 6.45%, 9/15/36	20,000	22,463
Apache Corp., 4.75%, 4/15/43	20,000	19,404
BP Capital Markets plc, 3.20%, 3/11/16	30,000	31,517
BP Capital Markets plc, 2.25%, 11/1/16	40,000	41,420
BP Capital Markets plc, 4.50%, 10/1/20	30,000	32,421
Chevron Corp., 2.43%, 6/24/20	10,000	9,734
ConocoPhillips, 5.75%, 2/1/19	60,000	69,328
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	12,656
Continental Resources, Inc., 5.00%, 9/15/22	30,000	31,200
Denbury Resources, Inc., 4.625%, 7/15/23	20,000	18,150
Devon Energy Corp., 1.875%, 5/15/17	20,000	20,154
Devon Energy Corp., 5.60%, 7/15/41	10,000	10,423
EOG Resources, Inc., 5.625%, 6/1/19	40,000	45,934
EOG Resources, Inc., 4.10%, 2/1/21	20,000	20,898
Hess Corp., 6.00%, 1/15/40	10,000	10,814
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	31,341
Newfield Exploration Co., 6.875%, 2/1/20	50,000	53,812
Noble Energy, Inc., 4.15%, 12/15/21	40,000	41,142
Pemex Project Funding Master Trust, 6.625%, 6/15/35	10,000	10,575
Petro-Canada, 6.80%, 5/15/38	30,000	35,913

Shares/ Principal Amount	Value
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	$ 50,000	$ 51,643
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	30,000	29,886
Petroleos Mexicanos, 6.00%, 3/5/20	40,000	44,640
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	9,188
Phillips 66, 4.30%, 4/1/22	50,000	50,826
Pioneer Natural Resources Co., 3.95%, 7/15/22	40,000	40,166
Shell International Finance BV, 2.375%, 8/21/22	20,000	18,320
Shell International Finance BV, 3.625%, 8/21/42	15,000	12,549
Shell International Finance BV, 4.55%, 8/12/43	20,000	19,512
Statoil ASA, 2.45%, 1/17/23	40,000	36,474
Statoil ASA, 3.95%, 5/15/43	10,000	8,749
Statoil ASA, 4.80%, 11/8/43	10,000	10,105
Talisman Energy, Inc., 7.75%, 6/1/19	20,000	23,968
Total Capital Canada Ltd., 2.75%, 7/15/23	20,000	18,483
Total Capital SA, 2.125%, 8/10/18	20,000	20,089
		963,897
PAPER AND FOREST PRODUCTS — 0.1%
Domtar Corp., 4.40%, 4/1/22	20,000	19,155
Georgia-Pacific LLC, 5.40%, 11/1/20(4)	60,000	67,055
International Paper Co., 6.00%, 11/15/41	20,000	21,724
		107,934
PHARMACEUTICALS — 0.3%
AbbVie, Inc., 1.75%, 11/6/17	60,000	59,927
AbbVie, Inc., 2.90%, 11/6/22	20,000	18,700
Actavis, Inc., 1.875%, 10/1/17	40,000	39,602
Actavis, Inc., 3.25%, 10/1/22	30,000	27,991
Actavis, Inc., 4.625%, 10/1/42	10,000	9,100
Bristol-Myers Squibb Co., 3.25%, 8/1/42	10,000	7,768
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	35,000	33,021
Merck & Co., Inc., 2.40%, 9/15/22	70,000	63,962
Mylan, Inc., 3.125%, 1/15/23(4)	20,000	18,156
Mylan, Inc., 5.40%, 11/29/43	10,000	10,083
Roche Holdings, Inc., 6.00%, 3/1/19(4)	36,000	42,154
Roche Holdings, Inc., 7.00%, 3/1/39(4)	10,000	13,116
Sanofi, 4.00%, 3/29/21	21,000	22,006
		365,586
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	10,000	10,577
American Tower Corp., 4.70%, 3/15/22	20,000	19,997
BRE Properties, Inc., 3.375%, 1/15/23	10,000	9,186
DDR Corp., 4.75%, 4/15/18	50,000	53,965
Essex Portfolio LP, 3.625%, 8/15/22	30,000	28,138
Essex Portfolio LP, 3.25%, 5/1/23	10,000	9,055
HCP, Inc., 3.75%, 2/1/16	30,000	31,538
Health Care REIT, Inc., 2.25%, 3/15/18	10,000	9,892
Health Care REIT, Inc., 3.75%, 3/15/23	20,000	18,805
Health Care REIT, Inc., 4.50%, 1/15/24	20,000	19,754
Host Hotels & Resorts LP, 3.75%, 10/15/23	20,000	18,550
Kilroy Realty LP, 3.80%, 1/15/23	40,000	37,315
ProLogis LP, 4.25%, 8/15/23	20,000	19,764
Simon Property Group LP, 5.75%, 12/1/15	30,000	32,508
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	10,000	10,405
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	30,000	31,482
WEA Finance LLC, 4.625%, 5/10/21(4)	20,000	21,113
		382,044
ROAD AND RAIL — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	39,000	39,573
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	10,000	9,921
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	40,000	36,277
CSX Corp., 4.25%, 6/1/21	20,000	20,890
CSX Corp., 3.70%, 11/1/23	30,000	29,033
Norfolk Southern Corp., 3.25%, 12/1/21	40,000	38,771

Shares/ Principal Amount	Value
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(4)	$ 10,000	$ 10,065
Union Pacific Corp., 4.00%, 2/1/21	20,000	20,875
Union Pacific Corp., 4.75%, 9/15/41	30,000	29,084
		234,489
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 1.35%, 12/15/17	30,000	29,665
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17	75,000	83,890
Oracle Corp., 2.50%, 10/15/22	45,000	41,231
Oracle Corp., 3.625%, 7/15/23	30,000	29,770
		154,891
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41	40,000	46,454
Staples, Inc., 4.375%, 1/12/23	20,000	19,381
United Rentals North America, Inc., 5.75%, 7/15/18	20,000	21,475
		87,310
TEXTILES, APPAREL AND LUXURY GOODS†
Hanesbrands, Inc., 6.375%, 12/15/20	20,000	21,950
L Brands, Inc., 6.90%, 7/15/17	20,000	23,100
PVH Corp., 4.50%, 12/15/22	20,000	19,050
		64,100
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19	5,000	6,591
Altria Group, Inc., 2.85%, 8/9/22	70,000	64,472
Philip Morris International, Inc., 4.125%, 5/17/21	40,000	41,607
		112,670
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32	10,000	13,022
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	30,000	38,005
Vodafone Group plc, 5.625%, 2/27/17	50,000	55,956
		106,983
TOTAL CORPORATE BONDS (Cost $12,931,438)		13,183,650
Commercial Mortgage-Backed Securities(3) — 1.6%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	5,723	5,735
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/1/14	100,000	105,895
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/1/14	25,000	26,692
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	200,000	187,691
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	125,000	114,934
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 1/1/14	50,000	53,540
Commercial Mortgage Pass-Through Certificates, Series 2004-LB2A, Class A4 SEQ, 4.72%, 3/10/39	10,220	10,221
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 1/1/14	35,428	35,495
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 1/1/14	100,000	102,642
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 1/1/14	50,000	51,706
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 1/1/14	116,217	117,418
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	93,926	97,381
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	197,415	204,613

Shares/ Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	100,000	98,537
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/14(4)	175,000	164,457
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	75,000	77,346
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	17,683	18,102
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	22,457	22,498
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.49%, 1/11/14	15,939	16,048
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 1/11/14	25,000	25,783
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/11/14	100,000	106,002
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 1/11/14	105,000	112,595
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	12,545	12,549
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	166,505	170,370
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	4,727	4,765
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	200,000	204,598
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,193,252)		2,147,613
Collateralized Mortgage Obligations(3) — 1.5%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	13,406	13,916
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	120,249	89,552
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	12,553	12,876
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	39,115	40,128
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	18,465	18,034
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.30%, 1/1/14	21,388	21,576
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.26%, 1/1/14	31,256	30,717
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	4,542	4,460
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.51%, 1/1/14	136,040	134,615
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.22%, 1/1/14	37,866	37,253
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.56%, 1/1/14	32,905	32,320
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 1/1/14	76,963	76,636
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.24%, 1/1/14	51,664	52,905
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.76%, 1/1/14	24,396	24,413
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.79%, 1/1/14	51,205	51,204

Shares/ Principal Amount	Value
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 1/1/14(4)	$ 41,789	$ 40,562
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.62%, 1/1/14	40,447	41,522
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	22,579	24,105
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.53%, 1/1/14	97,416	96,097
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.65%, 1/1/14	29,413	30,544
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/14	42,624	42,488
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 1/1/14(4)	74,254	74,841
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	43,474	45,868
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.74%, 1/1/14	16,495	16,574
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.62%, 1/1/14	66,680	67,432
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	49,112	49,372
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.63%, 1/1/14	111,166	112,524
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.33%, 1/1/14	24,597	25,259
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.66%, 1/1/14	41,665	42,411
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.65%, 1/1/14	47,254	48,123
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.66%, 1/1/14	35,032	36,070
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	64,019	66,234
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	39,925	40,610
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	36,925	36,894
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	53,465	55,702
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	20,874	21,851
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	9,576	9,787
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.05%, 1/1/14	37,706	37,279
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	107,888	111,229
		1,813,983
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	155,307	169,168
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,993,919)		1,983,151
U.S. Government Agency Securities — 0.6%
FHLMC, 2.375%, 1/13/22	380,000	363,384
FNMA, 6.625%, 11/15/30	330,000	429,353
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $819,584)		792,737

Shares/ Principal Amount	Value
Sovereign Governments and Agencies — 0.5%
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19	$ 80,000	$ 90,000
CANADA — 0.1%
Province of Ontario Canada, 5.45%, 4/27/16	40,000	44,282
Province of Ontario Canada, 1.00%, 7/22/16	30,000	30,119
Province of Ontario Canada, 1.60%, 9/21/16	20,000	20,396
		94,797
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	30,000	31,050
ITALY†
Italy Government International Bond, 6.875%, 9/27/23	20,000	23,908
MEXICO — 0.2%
Mexico Government International Bond, 5.625%, 1/15/17	20,000	22,400
Mexico Government International Bond, MTN, 5.95%, 3/19/19	120,000	138,900
Mexico Government International Bond, 5.125%, 1/15/20	70,000	77,735
Mexico Government International Bond, MTN, 4.75%, 3/8/44	20,000	18,125
		257,160
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37	10,000	11,550
Peruvian Government International Bond, 5.625%, 11/18/50	20,000	20,200
		31,750
POLAND†
Poland Government International Bond, 5.125%, 4/21/21	35,000	38,106
Poland Government International Bond, 3.00%, 3/17/23	10,000	9,130
		47,236
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	40,000	42,574
Korea Development Bank (The), 3.25%, 3/9/16	20,000	20,873
Korea Development Bank (The), 4.00%, 9/9/16	20,000	21,327
		84,774
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45	10,000	7,775
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $632,623)		668,450
Municipal Securities — 0.5%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	10,000	10,317
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	30,000	36,533
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	20,000	24,521
California GO, (Building Bonds), 7.55%, 4/1/39	20,000	26,003
California GO, (Building Bonds), 7.30%, 10/1/39	30,000	37,851
California GO, (Building Bonds), 7.60%, 11/1/40	5,000	6,623
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	40,000	37,407
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	20,000	23,825
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	20,000	22,106
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	15,000	18,005
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	40,000	43,547
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	40,000	53,512

Shares/ Principal Amount	Value
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	$ 20,000	$ 25,712
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	30,000	30,528
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	20,000	23,096
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	45,000	38,358
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	40,000	44,174
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	25,000	27,050
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	25,000	25,356
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	$ 25,000	$ 28,236
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	30,000	32,895
TOTAL MUNICIPAL SECURITIES (Cost $569,225)		615,655
Asset-Backed Securities(3)†
US Airways 2013-1 Class A Pass Through Trust, 3.95%, 11/15/25(Cost $20,302)	20,000	19,450
Temporary Cash Investments — 1.9%
SSgA U.S. Government Money Market Fund (Cost $2,482,440)	2,482,440	2,482,440
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $111,982,577)		133,473,028
OTHER ASSETS AND LIABILITIES — (0.6)%		(817,106)
TOTAL NET ASSETS — 100.0%		$132,655,922

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount At Value	Unrealized Gain (Loss)
4	U.S. Treasury 5-Year Notes	March 2014	$ 477,250	$ 6,241
5	U.S. Treasury 10-Year Notes	March 2014	615,234	9,635
2	U.S. Treasury Ultra Long Bonds	March 2014	272,500	3,776
			$1,364,984	$19,652

Notes to Schedule of Investments

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

MTN = Medium Term Note

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $20,014.

(3)	Final maturity date indicated, unless otherwise noted.

(4)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $1,177,489, which represented 0.9% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $111,982,577)	$133,473,028
Receivable for investments sold	24,753
Receivable for capital shares sold	7,250
Receivable for variation margin on futures contracts	2,859
Dividends and interest receivable	401,327
133,909,217

Liabilities
Payable for investments purchased	1,097,432
Payable for capital shares redeemed	55,333
Accrued management fees	100,530
1,253,295

Net Assets	$132,655,922

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	16,427,700

Net Asset Value Per Share	$8.08

Net Assets Consist of:
Capital (par value and paid-in surplus)	$100,028,306
Undistributed net investment income	79,818
Undistributed net realized gain	11,037,695
Net unrealized appreciation	21,510,103
$132,655,922

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,786)	$ 1,691,180
Interest	1,380,157
3,071,337

Expenses:
Management fees	1,141,514
Directors’ fees and expenses	4,353
Other expenses	273
1,146,140

Net investment income (loss)	1,925,197

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,784,863
Futures contract transactions	32,266
Foreign currency transactions	(85)
11,817,044

Change in net unrealized appreciation (depreciation) on:
Investments	6,467,707
Futures contracts	19,652
6,487,359

Net realized and unrealized gain (loss)	18,304,403

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,229,600

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$ 1,925,197	$ 2,360,479
Net realized gain (loss)	11,817,044	8,764,085
Change in net unrealized appreciation (depreciation)	6,487,359	1,871,701
Net increase (decrease) in net assets resulting from operations	20,229,600	12,996,265

Distributions to Shareholders
From net investment income	(2,017,417)	(2,453,300)
From net realized gains	(2,450,751)	—
Decrease in net assets from distributions	(4,468,168)	(2,453,300)

Capital Share Transactions
Proceeds from shares sold	15,443,089	14,366,693
Proceeds from reinvestment of distributions	4,468,168	2,453,300
Payments for shares redeemed	(22,839,131)	(20,450,414)
Net increase (decrease) in net assets from capital share transactions	(2,927,874)	(3,630,421)

Net increase (decrease) in net assets	12,833,558	6,912,544

Net Assets
Beginning of period	119,822,364	112,909,820
End of period	$132,655,922	$119,822,364

Undistributed net investment income	$79,818	$30,722

Transactions in Shares of the Fund
Sold	2,034,106	2,061,266
Issued in reinvestment of distributions	595,762	348,659
Redeemed	(3,008,878)	(2,938,443)
Net increase (decrease) in shares of the fund	(379,010)	(528,518)

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed;

trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90%. The effective annual management fee for the year ended December 31, 2013 was 0.90%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2013 totaled $93,166,372, of which $27,091,368 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 totaled $97,998,768, of which $21,682,715 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•	Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$80,429,649	—	—
U.S Treasury Securities	—	$17,455,351	—
U.S. Government Agency Mortgage-Backed Securities	—	13,694,882	—
Corporate Bonds	—	13,183,650	—
Commercial Mortgage-Backed Securities	—	2,147,613	—
Collateralized Mortgage Obligations	—	1,983,151	—
U.S. Government Agency Securities	—	792,737	—
Sovereign Governments and Agencies	—	668,450	—
Municipal Securities	—	615,655	—
Asset-Backed Securities	—	19,450	—
Temporary Cash Investments	2,482,440	—	—
	$82,912,089	$50,560,939	—
Other Financial Instruments
Futures Contracts	$19,652	—	—

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of December 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $2,859 in receivable for variation margin on futures contracts.* For the year ended December 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $32,266 in net realized gain (loss) on futures contract transactions and $19,652 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$2,017,417	$2,453,300
Long-term capital gains	$2,450,751	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$112,530,122
Gross tax appreciation of investments	$22,368,904
Gross tax depreciation of investments	(1,425,998)
Net tax appreciation (depreciation) of investments	$20,942,906
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$20,942,906
Other book-to-tax adjustments	$(4,633)
Undistributed ordinary income	$5,064,730
Accumulated long-term gains	$6,624,613

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$7.13	0.12	1.10	1.22	(0.12)	(0.15)	(0.27)	$8.08	17.43%	0.90%	1.52%	75%	$132,656
2012	$6.51	0.14	0.63	0.77	(0.15)	—	(0.15)	$7.13	11.80%	0.90%	1.99%	84%	$119,822
2011	$6.30	0.12	0.21	0.33	(0.12)	—	(0.12)	$6.51	5.33%	0.90%	1.91%	74%	$112,910
2010	$5.75	0.11	0.55	0.66	(0.11)	—	(0.11)	$6.30	11.64%	0.91%	1.78%	75%	$117,783
2009	$5.28	0.11	0.64	0.75	(0.28)	—	(0.28)	$5.75	15.48%	0.90%	2.11%	108%	$123,169

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Balanced Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A.Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,602,570, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,450,751, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2013.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81029 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP Capital Appreciation Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	30.92%(1)	20.63%	11.92%	8.83%	11/20/87
Russell Midcap Growth Index	—	35.74%	23.36%	9.76%	11.64%(2)	—

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Since 11/30/87, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

Total Annual Fund Operating Expenses
Class I 1.00%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

VP Capital Appreciation returned 30.92% for the 12 months ended December 31, 2013, trailing the 35.74% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

Although VP Capital Appreciation delivered solid returns and derived positive results from every sector in which it invested, its performance lagged that of the benchmark. Within the portfolio, stock decisions in the consumer discretionary, energy, and health care sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the financials and industrials sectors partially offset those relative losses.

Consumer Discretionary, Energy Led Underperformance

Within the consumer discretionary sector, it hurt relative returns to be underrepresented in Netflix, as the company achieved higher-than-expected subscriber growth and exceeded analysts’ expectations for earnings. In the consumer discretionary sector, specialty retail company Ulta Salon detracted. Although same-store-sales levels were positive, the company increased promotional activity due to a slowdown in traffic, resulting in lower margins. Media overweight Lions Gate Entertainment detracted. The entertainment company’s Hunger Games and Ender’s Game releases generated revenues that were below consensus expectations. Positioning in the hotels, restaurants and leisure industry also hurt relative returns.

In the energy sector, Cameron International detracted. The oil service company had strong bookings, but did not execute well on its backlog, pushing out higher margin business. An underweight position in shares of Pioneer Natural Resources detracted as the company’s share price gained considerably. Investors are looking more favorably at shale again and the company has a strong presence in the Permian Basin.

Health Care, Consumer Staples Lagged

The largest detractor in the health care sector was pharmacy benefit manager Catamaran. The company lost some of its legacy business, as Walgreens shifted its employees to a private exchange rather than provide coverage options. However, Walgreens was a small, and less profitable, part of Catamaran’s customer base. Concerns also arose over the company’s contract with Cigna, which was eventually renewed, in addition to the impact private health care exchanges may have on pharmacy benefit managers like Catamaran. Elsewhere in the sector, positioning in the biotechnology industry group detracted. Stock selection in the pharmaceuticals industry also weighed on relative results.

In the consumer staples sector, stock selection in the food and staples retailing industry was detrimental to relative returns. Avoiding the personal products group also hurt results versus the benchmark.

4

Financials, Industrials Led Gains

In the financials sector, the portfolio avoided the real estate investment trust (REIT) segment. This allocation decision benefited relative performance as these companies collectively underperformed the benchmark. Stock selection among commercial banks also contributed to relative returns. In the segment, the portfolio was rewarded for a position in SVB, a commercial bank that is highly levered to rising interest rates.

In the industrials sector, an overweight stake in Kansas City Southern added meaningfully amid robust demand for crude oil transportation by rail, as well as increased transportation volumes of goods manufactured at plants in Mexico. Stock selection in the machinery and building products industries also contributed.

In terms of individual contributors, Alliance Data Systems was the top contributing security. The provider of loyalty programs and marketing solutions performed well as it exhibited solid receivables growth.

LinkedIn was also a meaningful contributor. Although the company warned that margins would be squeezed as it spends to expand engagement on the site, LinkedIn continued to gain market share in the recruiter market and benefited from self-service advertising. Second quarter 2013 results were strong as registered members grew significantly from the previous year.

Outlook

VP Capital Appreciation’s investment process focuses primarily on medium-sized and smaller companies with accelerating revenue and earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

As of December 31, 2013, the investment team saw attractive opportunities in the energy renaissance; home-related sectors; rising interest rate plays; and information technology-focused companies that are disruptors/displacers taking the place of more traditional providers.

5

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Electronic Arts, Inc.	3.0%
Alliance Data Systems Corp.	2.9%
Canadian Pacific Railway Ltd. New York Shares	2.7%
SBA Communications Corp., Class A	2.7%
Kansas City Southern	2.2%
Actavis plc	2.0%
Affiliated Managers Group, Inc.	2.0%
LinkedIn Corp., Class A	1.9%
Constellation Brands, Inc., Class A	1.8%
Tractor Supply Co.	1.7%

Top Five Industries	% of net assets
Specialty Retail	8.4%
Software	6.5%
Road and Rail	4.9%
Machinery	4.6%
Textiles, Apparel and Luxury Goods	4.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.9%
Foreign Common Stocks*	6.4%
Total Common Stocks	99.3%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.2)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,178.60	$5.49	1.00%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 99.3%
AEROSPACE AND DEFENSE — 1.3%
Alliant Techsystems, Inc.	17,390	$2,116,015
B/E Aerospace, Inc.(1)	43,640	3,797,989
		5,914,004
AUTO COMPONENTS — 1.3%
BorgWarner, Inc.	104,626	5,849,640
AUTOMOBILES — 1.5%
Harley-Davidson, Inc.	75,609	5,235,167
Tesla Motors, Inc.(1)	10,728	1,613,277
		6,848,444
BEVERAGES — 2.6%
Brown-Forman Corp., Class B	47,821	3,613,833
Constellation Brands, Inc., Class A(1)	111,170	7,824,145
		11,437,978
BIOTECHNOLOGY — 2.6%
Aegerion Pharmaceuticals, Inc.(1)	23,460	1,664,722
BioMarin Pharmaceutical, Inc.(1)	40,730	2,862,097
Grifols SA	36,042	1,723,751
Incyte Corp. Ltd.(1)	43,520	2,203,418
Pharmacyclics, Inc.(1)	8,820	932,980
Regeneron Pharmaceuticals, Inc.(1)	8,043	2,213,755
		11,600,723
BUILDING PRODUCTS — 2.6%
Fortune Brands Home & Security, Inc.	131,583	6,013,343
Lennox International, Inc.	63,079	5,365,500
		11,378,843
CAPITAL MARKETS — 3.2%
Affiliated Managers Group, Inc.(1)	41,330	8,963,650
KKR & Co. LP	97,027	2,361,637
Lazard Ltd. Class A	60,668	2,749,474
		14,074,761
CHEMICALS — 3.2%
FMC Corp.	78,556	5,927,836
Sherwin-Williams Co. (The)	31,734	5,823,189
Westlake Chemical Corp.	21,808	2,662,102
		14,413,127
COMMERCIAL BANKS — 1.9%
East West Bancorp., Inc.	86,886	3,038,404
SVB Financial Group(1)	51,726	5,423,988
		8,462,392
COMMERCIAL SERVICES AND SUPPLIES — 1.4%
KAR Auction Services, Inc.	80,300	2,372,865
Stericycle, Inc.(1)	34,826	4,045,736
		6,418,601
COMMUNICATIONS EQUIPMENT — 0.6%
Palo Alto Networks, Inc.(1)	43,058	2,474,543
COMPUTERS AND PERIPHERALS — 1.3%
NetApp, Inc.	135,673	5,581,587
CONSTRUCTION AND ENGINEERING — 3.0%
Chicago Bridge & Iron Co. NV New York Shares	32,519	2,703,630
MasTec, Inc.(1)	151,664	4,962,446
Quanta Services, Inc.(1)	180,349	5,691,814
		13,357,890
CONSUMER FINANCE — 1.0%
Discover Financial Services	80,710	4,515,724
CONTAINERS AND PACKAGING — 0.2%
Rock Tenn Co., Class A	8,290	870,533
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
tw telecom, inc., Class A(1)	136,161	4,148,826
ELECTRICAL EQUIPMENT — 0.7%
Acuity Brands, Inc.	30,550	3,339,726
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
FLIR Systems, Inc.	66,095	1,989,459
ENERGY EQUIPMENT AND SERVICES — 1.3%
Dril-Quip, Inc.(1)	29,365	3,228,094
Frank’s International NV	87,111	2,351,997
		5,580,091
FOOD AND STAPLES RETAILING — 3.3%
Costco Wholesale Corp.	57,404	6,831,650
United Natural Foods, Inc.(1)	10,240	771,994
Whole Foods Market, Inc.	124,416	7,194,977
		14,798,621
FOOD PRODUCTS — 0.7%
Hain Celestial Group, Inc. (The)(1)	33,873	3,074,991
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.1%
Cooper Cos., Inc. (The)	30,620	3,791,981
Teleflex, Inc.	58,577	5,498,037
		9,290,018
HEALTH CARE PROVIDERS AND SERVICES — 1.8%
AmerisourceBergen Corp.	26,660	1,874,465
Catamaran Corp.(1)	127,173	6,038,174
		7,912,639

8

Shares	Value
HEALTH CARE TECHNOLOGY — 1.0%
Cerner Corp.(1)	49,856	$2,778,973
Medidata Solutions, Inc.(1)	28,768	1,742,478
		4,521,451
HOTELS, RESTAURANTS AND LEISURE — 2.8%
Chipotle Mexican Grill, Inc.(1)	8,540	4,549,941
Noodles & Co.(1)	64,198	2,305,992
Wyndham Worldwide Corp.	74,025	5,454,903
		12,310,836
HOUSEHOLD DURABLES — 0.6%
Mohawk Industries, Inc.(1)	18,270	2,720,403
HOUSEHOLD PRODUCTS — 1.2%
Church & Dwight Co., Inc.	81,339	5,391,149
INTERNET AND CATALOG RETAIL — 3.0%
Ctrip.com International Ltd. ADR(1)	43,240	2,145,569
Netflix, Inc.(1)	7,420	2,731,821
priceline.com, Inc.(1)	3,652	4,245,085
TripAdvisor, Inc.(1)	51,140	4,235,926
		13,358,401
INTERNET SOFTWARE AND SERVICES — 2.8%
CoStar Group, Inc.(1)	17,705	3,267,989
LinkedIn Corp., Class A(1)	38,774	8,407,367
Xoom Corp.(1)	30,928	846,499
		12,521,855
IT SERVICES — 2.9%
Alliance Data Systems Corp.(1)	48,282	12,694,786
LEISURE EQUIPMENT AND PRODUCTS — 0.5%
Polaris Industries, Inc.	15,370	2,238,487
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Covance, Inc.(1)	53,273	4,691,220
MACHINERY — 4.6%
Flowserve Corp.	74,564	5,877,880
Middleby Corp.(1)	22,350	5,363,330
Pentair Ltd.	54,960	4,268,743
WABCO Holdings, Inc.(1)	50,780	4,743,360
		20,253,313
MEDIA — 2.7%
AMC Networks, Inc.(1)	41,573	2,831,537
Discovery Communications, Inc. Class A(1)	76,783	6,942,719
Lions Gate Entertainment Corp.	73,935	2,340,782
		12,115,038
OIL, GAS AND CONSUMABLE FUELS — 3.4%
Antero Resources Corp.(1)	39,975	2,536,014
Cabot Oil & Gas Corp.	89,578	3,472,043
Concho Resources, Inc.(1)	55,990	6,046,920
Oasis Petroleum, Inc.(1)	60,700	2,851,079
		14,906,056
PHARMACEUTICALS — 4.1%
Actavis plc(1)	53,711	9,023,448
Perrigo Co. plc	28,394	4,357,343
Zoetis, Inc.	148,219	4,845,279
		18,226,070
ROAD AND RAIL — 4.9%
Canadian Pacific Railway Ltd. New York Shares	79,970	12,101,061
Kansas City Southern	76,575	9,482,282
		21,583,343
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
ARM Holdings plc	157,933	2,874,205
NXP Semiconductor NV(1)	73,992	3,398,453
Xilinx, Inc.	123,034	5,649,721
		11,922,379
SOFTWARE — 6.5%
CommVault Systems, Inc.(1)	54,048	4,047,114
Electronic Arts, Inc.(1)	586,140	13,446,052
NetSuite, Inc.(1)	65,255	6,722,570
Splunk, Inc.(1)	65,941	4,528,168
		28,743,904
SPECIALTY RETAIL — 8.4%
DSW, Inc., Class A	61,240	2,616,785
GameStop Corp., Class A	68,130	3,356,084
GNC Holdings, Inc. Class A	62,338	3,643,656
Lumber Liquidators Holdings, Inc.(1)	52,847	5,437,428
O’Reilly Automotive, Inc.(1)	43,117	5,549,589
Restoration Hardware Holdings, Inc.(1)	32,644	2,196,941
Ross Stores, Inc.	76,103	5,702,398
Tractor Supply Co.	94,418	7,324,949
Ulta Salon Cosmetics & Fragrance, Inc.(1)	13,910	1,342,593
		37,170,423
TEXTILES, APPAREL AND LUXURY GOODS — 4.5%
Fifth & Pacific Cos., Inc.(1)	73,230	2,348,486
Hanesbrands, Inc.	72,830	5,117,764
Michael Kors Holdings Ltd.(1)	53,171	4,316,954
PVH Corp.	26,374	3,587,391
Under Armour, Inc. Class A(1)	52,245	4,560,989
		19,931,584
WIRELESS TELECOMMUNICATION SERVICES — 2.7%
SBA Communications Corp., Class A(1)	131,746	11,836,061
TOTAL COMMON STOCKS (Cost $303,032,031)		440,469,920

9

Shares	Value
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%, 12/31/14, valued at $627,349), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $615,224)		$615,224
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $753,180), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $738,269)		738,269
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $276,083), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $270,699)		270,699
SSgA U.S. Government Money Market Fund	2,163,195	2,163,195
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,787,387)		3,787,387
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $306,819,418)		444,257,307
OTHER ASSETS AND LIABILITIES — (0.2)%		(669,356)
TOTAL NET ASSETS — 100.0%		$443,587,951

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	1,513,714	EUR	1,108,237	UBS AG	1/31/14	$(10,868)
USD	2,451,726	GBP	1,500,995	Credit Suisse AG	1/31/14	(33,386)
USD	125,636	GBP	76,755	Credit Suisse AG	1/31/14	(1,444)
						$(45,698)

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $306,819,418)	$444,257,307
Foreign currency holdings, at value (cost of $34,676)	35,518
Receivable for investments sold	161,725
Receivable for capital shares sold	262,131
Dividends and interest receivable	95,071
444,811,752

Liabilities
Payable for investments purchased	761,864
Payable for capital shares redeemed	48,874
Unrealized loss on forward foreign currency exchange contracts	45,698
Accrued management fees	367,365
1,223,801

Net Assets	$443,587,951

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	24,266,017

Net Asset Value Per Share	$18.28

Net Assets Consist of:
Capital (par value and paid-in surplus)	$246,255,086
Undistributed net investment income	45,698
Undistributed net realized gain	59,894,110
Net unrealized appreciation	137,393,057
$443,587,951

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $22,387)	$2,010,150
Interest	1,918
2,012,068

Expenses:
Management fees	3,967,823
Directors’ fees and expenses	13,545
Other expenses	125
3,981,493

Net investment income (loss)	(1,969,425)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	62,276,950
Foreign currency transactions	(183,359)
62,093,591

Change in net unrealized appreciation (depreciation) on:
Investments	47,125,001
Translation of assets and liabilities in foreign currencies	(45,335)
47,079,666

Net realized and unrealized gain (loss)	109,173,257

Net Increase (Decrease) in Net Assets Resulting from Operations	$107,203,832

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$(1,969,425)	$(127,072)
Net realized gain (loss)	62,093,591	15,295,473
Change in net unrealized appreciation (depreciation)	47,079,666	35,066,268
Net increase (decrease) in net assets resulting from operations	107,203,832	50,234,669

Distributions to Shareholders
From net realized gains	(15,185,208)	(19,671,679)

Capital Share Transactions
Proceeds from shares sold	32,177,819	41,711,095
Proceeds from reinvestment of distributions	15,185,208	19,671,679
Payments for shares redeemed	(56,238,644)	(45,284,876)
Net increase (decrease) in net assets from capital share transactions	(8,875,617)	16,097,898

Net increase (decrease) in net assets	83,143,007	46,660,888

Net Assets
Beginning of period	360,444,944	313,784,056
End of period	$443,587,951	$360,444,944

Undistributed net investment income (loss)	$45,698	$(47,480)

Transactions in Shares of the Fund
Sold	1,958,353	2,887,680
Issued in reinvestment of distributions	1,001,002	1,320,247
Redeemed	(3,487,153)	(3,154,015)
Net increase (decrease) in shares of the fund	(527,798)	1,053,912

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00%. The effective annual management fee for the year ended December 31, 2013 was 0.99%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $282,735,596 and $302,203,269, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

16

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$435,871,964	$4,597,956	—
Temporary Cash Investments	2,163,195	1,624,192	—
	$438,035,159	$6,222,148	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(45,698)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $45,698 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(179,668) in net realized gain (loss) on foreign currency transactions and $(46,224) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

17

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$15,185,208	$19,671,679

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$307,088,761
Gross tax appreciation of investments	$140,216,283
Gross tax depreciation of investments	(3,047,737)
Net tax appreciation (depreciation) of investments	$137,168,546
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ 866
Net tax appreciation (depreciation)	$137,169,412
Undistributed ordinary income	$3,365,273
Accumulated long-term gains	$56,798,180

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$14.54	(0.08)	4.45	4.37	—	(0.63)	(0.63)	$18.28	30.92%	1.00%	(0.49)%	72%	$443,588
2012	$13.22	(0.01)	2.15	2.14	—	(0.82)	(0.82)	$14.54	16.00%	1.00%	(0.04)%	74%	$360,445
2011	$14.14	(0.05)	(0.87)	(0.92)	—	—	—	$13.22	(6.51)%	1.00%	(0.39)%	98%	$313,784
2010	$10.77	(0.04)	3.41	3.37	—	—	—	$14.14	31.29%	1.01%	(0.35)%	117%	$356,734
2009	$7.94	(0.02)	2.92	2.90	(0.07)	—	(0.07)	$10.77	37.07%	1.00%	(0.27)%	153%	$265,304

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Financial Highlights

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $15,185,208, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2013.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81032 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP Growth Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Class I	AWRIX	29.11%	11.72%	5/2/11
Russell 1000 Growth Index	—	33.49%	14.77%	—
Class II	AWREX	28.92%	11.55%	5/2/11

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011

* From 5/2/11, Class I’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

VP Growth returned 29.11%* in the 12 months ended December 31, 2013. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 33.49%.

In terms of VP Growth’s absolute returns, information technology shares contributed most. No sector detracted in absolute terms. Relative to the benchmark, stock selection made consumer discretionary stocks the leading detractors. Health care shares contributed most to relative performance.

Consumer Discretionary Detracted Most

Stock selection detracted most from relative results in the consumer discretionary sector. Two of the leading detractors for the year were online travel providers Expedia, in which the portfolio held an overweight position, and priceline.com, to which the fund had no exposure. Unfortunately, Expedia lagged and priceline.com did relatively well. We believed Expedia would realize greater efficiencies and profits as a result of their business model; however, that did not materialize and we eliminated the position.

Elsewhere in the sector, select textiles and apparel and retail holdings also detracted. Another notable detractor was Urban Outfitters. The stock underperformed amid news of disappointing results in the flagship Urban Outfitters brand, though the company reported strength in other operating segments, including its Anthropologie brand. Multiline retailer Target also underperformed, though we expect profit improvement out of the company’s Canadian operations and continue to like the company’s focus on returning equity to shareholders in the form of dividends and share buybacks, as well as its decision to cut capital expenditures and sell the firm’s credit card division.

Information Technology, Consumer Staples Also Underperformed

Stock choices in the technology and staples sectors hurt relative performance. In the former, positioning among semiconductor and communications equipment companies detracted most, while in the latter sector, beverage companies were notable detractors.

In terms of individual detractors, real estate investment trust American Campus Communities, which focuses on student housing, underperformed as a result of changes in lease rates. We eliminated the position. Other notable detractors were communication and networking firm Riverbed Technology and biopharmaceutical company Celgene.

Health Care, Energy Helped Most

The leading contribution to relative performance came from positioning in the health care sector. The leading individual contributor here was Gilead Sciences, with investors enthused about developments in the company’s hepatitis C treatment. Other biopharmaceutical companies to make notable contributions were

*All fund returns referenced in this commentary are for Class I shares.

4

Regeneron Pharmaceuticals and Alexion Pharmaceuticals. Both benefited from positive product launches and development of drugs in their pipelines. Other sources of strength in the sector were AbbVie, Bristol-Myers Squibb, and Allergan.

In the energy sector, energy equipment and services firm Oceaneering International was a key contributor. The company, which makes remotely operated vehicles and other equipment for underwater drilling, benefited from the continuing expansion of deep-water drilling and exploration activity.

Other Notable Contributors

One of the largest contributions to relative performance came as a result of being underrepresented in shares of IBM, which posted disappointing revenues and saw its CFO depart. We eliminated the position in its entirety. A position in MasterCard contributed to performance, as the electronic payment processor continued to benefit from the rising trend of electronic rather than cash transactions. Entertainment company Viacom did well thanks to continued strong ratings momentum for animated and live-action shows. Gaming concern Las Vegas Sands reported good results from its operation in Macao and benefited from rumors of a potential hotel license in the works in Japan.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities.

As of December 31, 2013, the portfolio’s largest underweight position was in the telecommunications sector. In part, this reflected the elimination of a stake in diversified telecommunication provider Verizon, as well as eliminating exposure to wireless providers and tower companies. We see increasing competition in the wireless space and slowing growth in the tower space, so we closed out these positions after a period of solid performance while valuations were still relatively high.

The largest overweight sector relative to the benchmark was industrials. The overweight was a result of a sizable stake in aerospace and defense companies. In particular, we favored Boeing and Precision Castparts (an important parts supplier to Boeing), which are benefiting from strong demand for new commercial aircraft. Honeywell International was another sizable overweight in the sector, which we find attractive for its greater cost controls and improving margins, among other factors.

5

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Google, Inc., Class A	4.5%
Apple, Inc.	4.4%
PepsiCo, Inc.	3.6%
Comcast Corp., Class A	2.5%
Home Depot, Inc. (The)	2.4%
Visa, Inc., Class A	2.4%
Schlumberger Ltd.	2.4%
QUALCOMM, Inc.	2.2%
Oracle Corp.	1.9%
Bristol-Myers Squibb Co.	1.8%

Top Five Industries	% of net assets
Internet Software and Services	6.8%
Media	6.1%
Aerospace and Defense	6.1%
Computers and Peripherals	5.9%
Software	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.4%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	1.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,179.10	$5.55	1.01%
Class II	$1,000	$1,178.30	$6.37	1.16%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 98.4%
AEROSPACE AND DEFENSE — 6.1%
Boeing Co. (The)	732	$ 99,911
Honeywell International, Inc.	1,095	100,050
Precision Castparts Corp.	253	68,133
United Technologies Corp.	653	74,311
		342,405
AIR FREIGHT AND LOGISTICS — 1.6%
United Parcel Service, Inc., Class B	851	89,423
AIRLINES — 0.3%
Alaska Air Group, Inc.	222	16,288
AUTO COMPONENTS — 0.9%
BorgWarner, Inc.	887	49,592
AUTOMOBILES — 1.3%
Harley-Davidson, Inc.	766	53,038
Tesla Motors, Inc.(1)	151	22,707
		75,745
BEVERAGES — 4.2%
Beam, Inc.	288	19,601
Brown-Forman Corp., Class B	225	17,003
PepsiCo, Inc.	2,424	201,047
		237,651
BIOTECHNOLOGY — 4.3%
Alexion Pharmaceuticals, Inc.(1)	347	46,172
Amgen, Inc.	402	45,892
Gilead Sciences, Inc.(1)	1,287	96,718
Regeneron Pharmaceuticals, Inc.(1)	201	55,323
		244,105
CAPITAL MARKETS — 1.9%
Franklin Resources, Inc.	1,086	62,695
State Street Corp.	590	43,300
		105,995
CHEMICALS — 3.8%
Dow Chemical Co. (The)	1,039	46,132
LyondellBasell Industries NV, Class A	905	72,653
Monsanto Co.	823	95,921
		214,706
COMMERCIAL BANKS — 0.7%
SunTrust Banks, Inc.	1,151	42,368
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
Tyco International Ltd.	1,004	41,204
COMMUNICATIONS EQUIPMENT — 2.8%
Ciena Corp.(1)	1,267	30,319
QUALCOMM, Inc.	1,694	125,780
		156,099
COMPUTERS AND PERIPHERALS — 5.9%
Apple, Inc.	441	247,449
SanDisk Corp.	679	47,897
Seagate Technology plc	706	39,649
		334,995
CONSUMER FINANCE — 1.4%
American Express Co.	901	81,748
ELECTRICAL EQUIPMENT — 1.2%
Rockwell Automation, Inc.	556	65,697
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Trimble Navigation Ltd.(1)	735	25,505
ENERGY EQUIPMENT AND SERVICES — 3.5%
Core Laboratories NV	109	20,814
Oceaneering International, Inc.	516	40,702
Schlumberger Ltd.	1,486	133,903
		195,419
FOOD AND STAPLES RETAILING — 1.6%
Costco Wholesale Corp.	490	58,315
Whole Foods Market, Inc.	520	30,072
		88,387
FOOD PRODUCTS — 2.9%
General Mills, Inc.	1,291	64,434
Hershey Co. (The)	365	35,489
Mead Johnson Nutrition Co.	788	66,003
		165,926
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
DENTSPLY International, Inc.	496	24,046
IDEXX Laboratories, Inc.(1)	230	24,465
Intuitive Surgical, Inc.(1)	48	18,436
		66,947
HEALTH CARE PROVIDERS AND SERVICES — 1.6%
Cardinal Health, Inc.	434	28,996
Express Scripts Holding Co.(1)	888	62,373
		91,369
HEALTH CARE TECHNOLOGY — 0.2%
Veeva Systems, Inc. Class A(1)	350	11,235

8

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 3.7%
Chipotle Mexican Grill, Inc.(1)	80	$ 42,622
Las Vegas Sands Corp.	838	66,093
Marriott International, Inc. Class A	824	40,673
Starbucks Corp.	781	61,223
		210,611
HOUSEHOLD DURABLES — 0.8%
Mohawk Industries, Inc.(1)	294	43,777
HOUSEHOLD PRODUCTS — 0.4%
Church & Dwight Co., Inc.	369	24,457
INDUSTRIAL CONGLOMERATES — 1.1%
Danaher Corp.	795	61,374
INSURANCE — 0.8%
MetLife, Inc.	789	42,543
INTERNET AND CATALOG RETAIL — 0.6%
Amazon.com, Inc.(1)	89	35,492
INTERNET SOFTWARE AND SERVICES — 6.8%
Facebook, Inc., Class A(1)	1,737	94,944
Google, Inc., Class A(1)	227	254,401
LinkedIn Corp., Class A(1)	167	36,211
		385,556
IT SERVICES — 4.1%
MasterCard, Inc., Class A	115	96,078
Visa, Inc., Class A	613	136,503
		232,581
LIFE SCIENCES TOOLS AND SERVICES — 0.7%
Waters Corp.(1)	383	38,300
MACHINERY — 1.4%
Lincoln Electric Holdings, Inc.	69	4,922
Parker-Hannifin Corp.	352	45,281
WABCO Holdings, Inc.(1)	338	31,573
		81,776
MEDIA — 6.1%
CBS Corp., Class B	902	57,493
Comcast Corp., Class A	2,695	140,046
Discovery Communications, Inc. Class C(1)	316	26,500
Scripps Networks Interactive, Inc. Class A	498	43,032
Time Warner Cable, Inc.	101	13,685
Viacom, Inc., Class B	726	63,409
		344,165
MULTILINE RETAIL — 0.8%
Target Corp.	727	45,997
OIL, GAS AND CONSUMABLE FUELS — 1.8%
EOG Resources, Inc.	328	55,052
Noble Energy, Inc.	682	46,451
		101,503
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	527	39,694
PHARMACEUTICALS — 4.8%
AbbVie, Inc.	1,434	75,729
Allergan, Inc.	313	34,768
Bristol-Myers Squibb Co.	1,887	100,294
Zoetis, Inc.	1,865	60,967
		271,758
ROAD AND RAIL — 1.4%
Union Pacific Corp.	458	76,944
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.6%
Altera Corp.	827	26,902
Freescale Semiconductor Ltd.(1)	170	2,729
Linear Technology Corp.	1,371	62,449
		92,080
SOFTWARE — 5.9%
Check Point Software Technologies Ltd.(1)	325	20,969
Electronic Arts, Inc.(1)	2,064	47,348
Microsoft Corp.	2,165	81,036
Oracle Corp.	2,846	108,888
Splunk, Inc.(1)	282	19,365
VMware, Inc., Class A(1)	627	56,248
		333,854
SPECIALTY RETAIL — 4.8%
Best Buy Co., Inc.	1,359	54,197
GNC Holdings, Inc. Class A	624	36,473
Home Depot, Inc. (The)	1,681	138,413
Urban Outfitters, Inc.(1)	1,099	40,773
		269,856
TEXTILES, APPAREL AND LUXURY GOODS — 0.6%
Hanesbrands, Inc.	467	32,816
TOBACCO — 0.9%
Philip Morris International, Inc.	596	51,929
TOTAL COMMON STOCKS (Cost $4,499,996)		5,559,872

9

Shares	Value
Temporary Cash Investments — 0.3%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations,

2.625%, 12/31/14, valued at $2,679), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $2,627)

		$ 2,627
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $3,216), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $3,153)		3,153
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $1,179), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $1,156)		1,156
SSgA U.S. Government Money Market Fund	9,237	9,237
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,173)		16,173
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $4,516,169)		5,576,045
OTHER ASSETS AND LIABILITIES — 1.3%		76,093
TOTAL NET ASSETS — 100.0%		$5,652,138

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $4,516,169)	$5,576,045
Receivable for investments sold	114,985
Dividends and interest receivable	4,701
5,695,731

Liabilities
Payable for investments purchased	37,873
Payable for capital shares redeemed	359
Accrued management fees	4,316
Distribution fees payable	1,045
43,593

Net Assets	$5,652,138

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,578,970
Undistributed net investment income	868
Undistributed net realized gain	12,424
Net unrealized appreciation	1,059,876
$5,652,138

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$672,190	50,720	$13.25
Class II, $0.01 Par Value	$4,979,948	375,813	$13.25

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $42)	$ 62,537
Interest	11
62,548

Expenses:
Management fees	38,045
Distribution fees - Class II	8,928
Directors’ fees and expenses	246
Other expenses	37
47,256

Net investment income (loss)	15,292

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	106,358
Futures contract transactions	5,326
111,684

Change in net unrealized appreciation (depreciation) on investments	933,046

Net realized and unrealized gain (loss)	1,044,730

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,060,022

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$15,292	$7,644
Net realized gain (loss)	111,684	(22,774)
Change in net unrealized appreciation (depreciation)	933,046	142,560
Net increase (decrease) in net assets resulting from operations	1,060,022	127,430

Distributions to Shareholders
From net investment income:
Class I	(2,585)	(2,738)
Class II	(11,724)	(4,988)
From net realized gains:
Class I	(505)	—
Class II	(3,734)	—
Decrease in net assets from distributions	(18,548)	(7,726)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	2,772,286	802,548

Net increase (decrease) in net assets	3,813,760	922,252

Net Assets
Beginning of period	1,838,378	916,126
End of period	$5,652,138	$1,838,378

Undistributed net investment income	$868	—

See Notes to Financial Statements.

13

Notes to Financial Statements

December 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators.

14

Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the

15

relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 12% of the outstanding shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $7,592,441 and $4,899,820, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	234	$ 3,090	270	$ 2,738
Class II/Shares Authorized	50,000,000		50,000,000
Sold	413,850	4,814,895	77,148	795,769
Issued in reinvestment of distributions	1,172	15,458	492	4,988
Redeemed	(167,035)	(2,061,157)	(91)	(947)
	247,987	2,769,196	77,549	799,810
Net increase (decrease)	248,221	$2,772,286	77,819	$802,548

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,559,872	—	—
Temporary Cash Investments	9,237	$6,936	—
	$5,569,109	$6,936	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change

17

in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $5,326 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$14,309	$7,726
Long-term capital gains	$4,239	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,569,748
Gross tax appreciation of investments	$1,012,398
Gross tax depreciation of investments	(6,101)
Net tax appreciation (depreciation) of investments	$1,006,297
Undistributed ordinary income	$11,519
Accumulated long-term gains	$67,610
Accumulated short-term capital losses	$(11,910)
Accumulated long-term capital losses	$(348)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$10.31	0.06	2.94	3.00	(0.05)	(0.01)	(0.06)	$13.25	29.11%	1.01%	0.49%	122%	$672
2012	$9.12	0.07	1.17	1.24	(0.05)	—	(0.05)	$10.31	13.66%	1.01%	0.73%	78%	$521
2011(3)	$10.00	0.04	(0.88)	(0.84)	(0.04)	—	(0.04)	$9.12	(8.41)%	1.00%(4)	0.64%(4)	66%	$458
Class II
2013	$10.31	0.04	2.94	2.98	(0.03)	(0.01)	(0.04)	$13.25	28.92%	1.16%	0.34%	122%	$4,980
2012	$9.12	0.06	1.17	1.23	(0.04)	—	(0.04)	$10.31	13.49%	1.16%	0.58%	78%	$1,318
2011(3)	$10.00	0.03	(0.88)	(0.85)	(0.03)	—	(0.03)	$9.12	(8.50)%	1.15%(4)	0.49%(4)	66%	$458

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	May 2, 2011 (fund inception) through December 31, 2011.

(4)	Annualized.

See Notes to Financial Statements.

19

Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $14,309, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,239, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2013

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81038 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP Income & Growth Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	21
Management	22
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVGIX	35.82%(1)	16.71%	6.96%	6.34%	10/30/97
S&P 500 Index	—	32.39%	17.93%	7.40%	6.34%	—
Class II	AVPGX	35.48%(1)	16.41%	6.68%	6.31%	5/1/02
Class III	AIGTX	35.82%(1)	16.71%	6.96%	7.59%	6/26/02

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.70%	0.95%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned 35.82%* for the fiscal year ended December 31, 2013, compared with the 32.39% return of its benchmark, the S&P 500 Index.

The fund’s 12-month returns reflected strong double-digit gains in the U.S. equity market as economic conditions improved, corporate earnings and revenues accelerated, and the Federal Reserve’s monetary policy remained accommodative. Returns were strong across the board but small- and mid-cap stocks generally outpaced large-cap holdings, and growth outperformed value across all capitalization ranges.

VP Income & Growth’s stock selection process incorporates factors of value, quality, growth, and momentum (with a tilt towards value) while striving to minimize unintended bets along industries and other risk characteristics. Insights of value and quality contributed most, while growth-oriented factors were largely neutral. Momentum characteristics proved unsuccessful during the year. Security selection drove the fund’s outperformance of the index.

Information Technology and Industrials Led Relative Gains

VP Income & Growth’s holdings in the information technology and industrials sectors were main drivers of outperformance relative to the S&P 500 Index in 2013. Stock selection in the computers and peripherals industry was particularly successful. Top individual performers in the sector included Seagate Technology and Lexmark International, which both have strong fundamental profiles across multiple factors. Seagate, a manufacturer of electronic data storage products, appreciated thanks to several analyst upgrades. Printer and hardware manufacturer Lexmark International rose on above-consensus earnings results in the first part of the year.

Among industrials holdings, most of the outperformance was generated in the aerospace and defense and commercial services and supplies segments. Aircraft manufacturer Boeing, which has seen strong order improvement as airlines replace their aging fleets, appreciated nearly 85%. Pitney Bowes, a mail and shipping equipment provider, was among the fund’s strongest relative performers, more than doubling in value during the year on solid earnings.

Several consumer discretionary holdings were also top individual contributors to relative results including retailers GameStop and Best Buy, which both surged dramatically as earnings and revenues grew. Both holdings are particularly strong on measures of momentum, quality, and value.

Health Care and Telecommunication Services Detracted

Positioning in the health care and telecommunication services sectors accounted for the majority of detraction in the fund. Health care sector underperformance was attributed largely to being under-represented in several biotechnology stocks that appreciated significantly during the year. Not holding biopharmaceutical manufacturers Gilead Sciences and Celgene hurt results after their shares more

*All fund returns referenced in this commentary are for Class I shares.

4

than doubled during the period. However, both companies appear unattractive on value measures. Holding pharmaceutical manufacturer Eli Lilly also weighed on returns as its stock declined during the year after management announced a halt in the development of several of its treatments.

Having higher-than-index exposure to several diversified telecommunication services holdings that underperformed the broad market also negatively impacted results. AT&T and BCE showed modest appreciation for the year, but were among the poorest relative performers in the sector. However, both companies remain attractive thanks to strong value profiles.

Elsewhere, individual positions that negatively impacted results included specialty retailer American Eagle Outfitters, whose lower-than-expected sales pressured revenues and earnings. The holding’s strength on value measures continues to make it appealing. Potash Corp. of Saskatchewan, a fertilizer manufacturer, was another top fund underperformer. The company’s stock saw sharp declines in concert with other potash manufacturers after a Russian fertilizer producer, the world’s largest, pulled out of a cartel and vowed to drastically increase production. The holding continues to exhibit above-average value and quality profiles.

Outlook

As we move into 2014, uncertainty surrounding the U.S. economic recovery and the impact of the Federal Reserve’s (Fed) recent monetary policy changes remain the key factors likely to impact the stock market in the near term. We believe the recent slow and steady growth is likely to continue, although rising interest rates represent an economic hurdle. While gradual improvements in employment have helped consumers, conditions in the corporate sector have moderated, with slowing earnings and revenue growth rates.

Volatility is likely to remain elevated as ongoing concerns over growth prospects, interest rates, and future Fed action dominate headlines. Heightened levels of volatility often provide investment opportunities, and our disciplined, objective, and systematic investment strategy is designed to take advantage of these opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management. The fund’s current holdings exhibit the highest exposure to value insights, followed closely by quality. The team maintains positive exposure to growth and is neutral on momentum. The fund’s largest sector overweight is in information technology due to its strong and increasing value profile. Exposure to industrials has increased while the team maintains underweight positions in the consumer discretionary and energy sectors. Financials remain the largest portfolio underweight based on unappealing growth and momentum profiles.

5

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Apple, Inc.	3.9%
Microsoft Corp.	2.5%
Johnson & Johnson	2.3%
JPMorgan Chase & Co.	2.1%
Pfizer, Inc.	2.0%
International Business Machines Corp.	2.0%
AT&T, Inc.	1.9%
Exxon Mobil Corp.	1.8%
Merck & Co., Inc.	1.7%
Verizon Communications, Inc.	1.6%

Top Five Industries	% of net assets
Pharmaceuticals	7.5%
Computers and Peripherals	6.6%
Oil, Gas and Consumable Fuels	6.3%
Insurance	5.4%
Aerospace and Defense	5.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,164.30	$3.82	0.70%
Class II	$1,000	$1,161.30	$5.18	0.95%
Class III	$1,000	$1,162.90	$3.82	0.70%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%
Class III	$1,000	$1,021.68	$3.57	0.70%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 99.2%
AEROSPACE AND DEFENSE — 5.2%
Boeing Co. (The)	29,834	$ 4,072,043
General Dynamics Corp.	30,538	2,917,906
Honeywell International, Inc.	28,051	2,563,020
Lockheed Martin Corp.	20,304	3,018,392
Raytheon Co.	31,393	2,847,345
		15,418,706
AIR FREIGHT AND LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	9,068	952,866
AUTO COMPONENTS — 0.4%
Gentex Corp.	38,604	1,273,546
BEVERAGES — 1.6%
Coca-Cola Co. (The)	12,107	500,140
PepsiCo, Inc.	52,263	4,334,693
		4,834,833
BIOTECHNOLOGY — 1.4%
Amgen, Inc.	35,449	4,046,858
CAPITAL MARKETS — 1.5%
Franklin Resources, Inc.	38,658	2,231,726
Invesco Ltd.	25,941	944,252
Janus Capital Group, Inc.	89,978	1,113,028
SEI Investments Co.	7,734	268,602
		4,557,608
CHEMICALS — 3.2%
Dow Chemical Co. (The)	80,381	3,568,916
E.I. du Pont de Nemours & Co.	57,971	3,766,376
Potash Corp. of Saskatchewan, Inc.	65,454	2,157,364
		9,492,656
COMMERCIAL BANKS — 0.5%
Wells Fargo & Co.	35,983	1,633,628
COMMERCIAL SERVICES AND SUPPLIES — 1.0%
Pitney Bowes, Inc.	117,630	2,740,779
Steelcase, Inc., Class A	9,294	147,403
		2,888,182
COMMUNICATIONS EQUIPMENT — 3.2%
Cisco Systems, Inc.	197,690	4,438,141
Harris Corp.	13,530	944,529
QUALCOMM, Inc.	53,724	3,989,007
		9,371,677
COMPUTERS AND PERIPHERALS — 6.6%
Apple, Inc.	20,442	11,470,211
Hewlett-Packard Co.	58,014	1,623,232
Lexmark International, Inc., Class A	62,236	2,210,623
Seagate Technology plc	51,671	$ 2,901,843
Western Digital Corp.	14,576	1,222,926
		19,428,835
CONTAINERS AND PACKAGING — 2.1%
Avery Dennison Corp.	31,574	1,584,699
Packaging Corp. of America	35,589	2,252,072
Sonoco Products Co.	55,132	2,300,107
		6,136,878
DIVERSIFIED FINANCIAL SERVICES — 3.2%
Bank of America Corp.	38,350	597,109
Berkshire Hathaway, Inc., Class B(1)	13,664	1,620,004
Citigroup, Inc.	12,808	667,425
Interactive Brokers Group, Inc., Class A	7,757	188,805
JPMorgan Chase & Co.	107,845	6,306,776
		9,380,119
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.0%
AT&T, Inc.	159,642	5,613,013
BCE, Inc.	34,829	1,507,747
Verizon Communications, Inc.	95,671	4,701,273
		11,822,033
ELECTRIC UTILITIES — 1.7%
Edison International	54,835	2,538,860
Exelon Corp.	23,750	650,513
Pinnacle West Capital Corp.	37,268	1,972,223
		5,161,596
ELECTRICAL EQUIPMENT — 2.1%
Emerson Electric Co.	47,629	3,342,603
Rockwell Automation, Inc.	24,628	2,910,045
		6,252,648
ENERGY EQUIPMENT AND SERVICES — 0.6%
Ensco plc, Class A	27,511	1,573,079
Schlumberger Ltd.	1,041	93,805
		1,666,884
FOOD AND STAPLES RETAILING — 0.7%
Kroger Co. (The)	4,518	178,597
Sysco Corp.	39,545	1,427,574
Wal-Mart Stores, Inc.	300	23,607
Walgreen Co.	6,494	373,015
		2,002,793
FOOD PRODUCTS — 1.4%
Archer-Daniels-Midland Co.	67,838	2,944,169
General Mills, Inc.	26,420	1,318,622
		4,262,791

8

Shares	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.5%
Abbott Laboratories	86,778	$ 3,326,201
Becton Dickinson and Co.	11,352	1,254,282
Medtronic, Inc.	63,274	3,631,295
ResMed, Inc.	38,297	1,803,023
St. Jude Medical, Inc.	44,397	2,750,394
Stryker Corp.	6,628	498,028
Thoratec Corp.(1)	3,664	134,102
		13,397,325
HEALTH CARE PROVIDERS AND SERVICES — 0.8%
Cardinal Health, Inc.	32,656	2,181,747
Owens & Minor, Inc.	2,666	97,469
		2,279,216
HOTELS, RESTAURANTS AND LEISURE — 0.1%
International Game Technology	18,139	329,404
HOUSEHOLD DURABLES — 1.3%
Garmin Ltd.	53,009	2,450,076
Leggett & Platt, Inc.	19,135	592,037
Newell Rubbermaid, Inc.	24,616	797,805
		3,839,918
HOUSEHOLD PRODUCTS — 1.8%
Clorox Co.	1,822	169,009
Energizer Holdings, Inc.	5,616	607,876
Kimberly-Clark Corp.	28,066	2,931,774
Procter & Gamble Co. (The)	20,229	1,646,843
		5,355,502
INDUSTRIAL CONGLOMERATES — 2.3%
3M Co.	28,191	3,953,788
General Electric Co.	101,021	2,831,618
		6,785,406
INSURANCE — 5.4%
Aflac, Inc.	48,254	3,223,367
Allstate Corp. (The)	10,934	596,340
American International Group, Inc.	68,653	3,504,736
MetLife, Inc.	61,208	3,300,335
Old Republic International Corp.	130,798	2,258,881
Protective Life Corp.	11,798	597,687
Sun Life Financial, Inc.	3,096	109,382
Travelers Cos., Inc. (The)	28,194	2,552,685
		16,143,413
INTERNET SOFTWARE AND SERVICES — 1.0%
Google, Inc., Class A(1)	2,561	2,870,138
IT SERVICES — 2.9%
Accenture plc, Class A	14,543	1,195,726
International Business Machines Corp.	30,821	5,781,095
Leidos Holdings, Inc.	19,204	$ 892,794
Science Applications International Corp.	21,220	701,745
		8,571,360
LEISURE EQUIPMENT AND PRODUCTS — 1.8%
Hasbro, Inc.	51,343	2,824,378
Mattel, Inc.	54,131	2,575,553
		5,399,931
MACHINERY — 2.6%
Caterpillar, Inc.	37,105	3,369,505
Dover Corp.	27,440	2,649,058
Snap-On, Inc.	15,153	1,659,556
		7,678,119
MEDIA — 1.2%
Morningstar, Inc.	743	58,021
Regal Entertainment Group, Class A	55,125	1,072,181
Time Warner, Inc.	34,672	2,417,332
		3,547,534
MULTI-UTILITIES — 0.7%
CenterPoint Energy, Inc.	90,529	2,098,462
MULTILINE RETAIL — 1.0%
Target Corp.	46,616	2,949,394
OIL, GAS AND CONSUMABLE FUELS — 6.3%
Chevron Corp.	16,457	2,055,644
ConocoPhillips	52,124	3,682,561
Exxon Mobil Corp.	52,780	5,341,336
HollyFrontier Corp.	18,436	916,085
Marathon Petroleum Corp.	34,751	3,187,709
Phillips 66	44,038	3,396,651
		18,579,986
PAPER AND FOREST PRODUCTS — 0.4%
International Paper Co.	24,026	1,177,995
PHARMACEUTICALS — 7.5%
AbbVie, Inc.	28,235	1,491,090
Eli Lilly & Co.	60,935	3,107,685
Johnson & Johnson	74,628	6,835,178
Merck & Co., Inc.	98,472	4,928,524
Pfizer, Inc.	194,425	5,955,238
		22,317,715
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.4%
Digital Realty Trust, Inc.	45,263	2,223,319
Senior Housing Properties Trust	81,366	1,808,766
		4,032,085

9

Shares	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.3%
Analog Devices, Inc.	12,191	$ 620,888
Broadcom Corp., Class A	38,910	1,153,681
Intel Corp.	179,129	4,650,189
Marvell Technology Group Ltd.	157,013	2,257,847
Maxim Integrated Products, Inc.	32,802	915,504
Texas Instruments, Inc.	69,635	3,057,673
		12,655,782
SOFTWARE — 4.6%
CA, Inc.	84,554	2,845,242
Microsoft Corp.	201,306	7,534,884
Oracle Corp.	62,736	2,400,279
Symantec Corp.	40,645	958,409
		13,738,814
SPECIALTY RETAIL — 3.3%
American Eagle Outfitters, Inc.	100,355	1,445,112
Best Buy Co., Inc.	21,984	876,722
GameStop Corp., Class A	49,076	2,417,484
Lowe’s Cos., Inc.	45,015	2,230,493
Staples, Inc.	170,885	2,715,363
		9,685,174
TOBACCO — 3.1%
Altria Group, Inc.	94,607	3,631,963
Lorillard, Inc.	52,201	2,645,547
Philip Morris International, Inc.	5,148	448,545
Reynolds American, Inc.	47,842	2,391,621
		9,117,676
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
W.W. Grainger, Inc.	2,942	751,446
TOTAL COMMON STOCKS (Cost $215,542,950)		293,886,932
Temporary Cash Investments — 0.5%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%, 12/31/14,

valued at $229,368), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $224,935)

		$ 224,935
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $275,373), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $269,922)		269,922
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $100,940), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $98,971)		98,971
SSgA U.S. Government Money Market Fund	790,895	790,895
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,384,723)		1,384,723
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $216,927,673)		295,271,655
OTHER ASSETS AND LIABILITIES — 0.3%		884,445
TOTAL NET ASSETS — 100.0%		$296,156,100

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $216,927,673)	$295,271,655
Cash	891
Receivable for investments sold	6,571,803
Receivable for capital shares sold	179,149
Dividends and interest receivable	424,788
302,448,286

Liabilities
Payable for investments purchased	5,938,832
Payable for capital shares redeemed	176,602
Accrued management fees	172,760
Distribution fees payable	3,992
6,292,186

Net Assets	$296,156,100

Net Assets Consist of:
Capital (par value and paid-in surplus)	$220,561,171
Undistributed net investment income	165,706
Accumulated net realized loss	(2,914,781)
Net unrealized appreciation	78,344,004
$296,156,100

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$271,368,161	29,602,498	$9.17
Class II, $0.01 Par Value	$19,094,875	2,082,120	$9.17
Class III, $0.01 Par Value	$5,693,064	620,953	$9.17

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $38,959)	$ 8,005,365
Interest	601
8,005,966

Expenses:
Management fees	1,876,810
Distribution fees — Class II	40,231
Directors’ fees and expenses	9,654
Other expenses	27
1,926,722

Net investment income (loss)	6,079,244

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	43,919,245
Foreign currency transactions	(1,089)
43,918,156

Change in net unrealized appreciation (depreciation) on:
Investments	31,362,747
Translation of assets and liabilities in foreign currencies	172
31,362,919

Net realized and unrealized gain (loss)	75,281,075

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,360,319

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$ 6,079,244	$ 5,041,262
Net realized gain (loss)	43,918,156	22,977,591
Change in net unrealized appreciation (depreciation)	31,362,919	5,274,084
Net increase (decrease) in net assets resulting from operations	81,360,319	33,292,937

Distributions to Shareholders
From net investment income:
Class I	(5,466,670)	(4,689,441)
Class II	(315,522)	(256,930)
Class III	(114,334)	(94,369)
Decrease in net assets from distributions	(5,896,526)	(5,040,740)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(18,860,710)	(23,938,154)

Redemption Fees
Increase in net assets from redemption fees	1,378	2,766

Net increase (decrease) in net assets	56,604,461	4,316,809

Net Assets
Beginning of period	239,551,639	235,234,830
End of period	$296,156,100	$239,551,639

Undistributed net investment income	$165,706	$75,133

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective.

The fund offers Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class for the year ended December 31, 2013 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $194,072,161 and $212,196,237, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,537,470	$ 20,788,325	2,911,408	$ 19,573,963
Issued in reinvestment of distributions	659,681	5,466,670	687,703	4,689,441
Redeemed	(5,720,846)	(45,978,145)	(6,909,134)	(46,479,475)
	(2,523,695)	(19,723,150)	(3,310,023)	(22,216,071)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	817,684	6,864,615	438,520	2,948,256
Issued in reinvestment of distributions	38,019	315,522	37,652	256,930
Redeemed	(797,332)	(6,562,714)	(614,612)	(4,138,481)
	58,371	617,423	(138,440)	(933,295)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	324,083	2,646,185	297,654	1,947,393
Issued in reinvestment of distributions	13,747	114,334	13,822	94,369
Redeemed	(308,017)	(2,515,502)	(422,744)	(2,830,550)
	29,813	245,017	(111,268)	(788,788)
Net increase (decrease)	(2,435,511)	$(18,860,710)	(3,559,731)	$(23,938,154)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•	Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$293,886,932	—	—
Temporary Cash Investments	790,895	$593,828	—
	$294,677,827	$593,828	—

17

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$5,896,526	$5,040,740
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$219,352,279
Gross tax appreciation of investments	$77,237,027
Gross tax depreciation of investments	(1,317,651)
Net tax appreciation (depreciation) of investments	$75,919,376
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$22
Net tax appreciation (depreciation)	$75,919,398
Undistributed ordinary income	$165,706
Accumulated short-term capital losses	$(490,175)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$6.90	0.18	2.27	2.45	(0.18)	$9.17	35.82%	0.70%	2.28%	73%	$271,368
2012	$6.14	0.14	0.76	0.90	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$221,515
2011	$6.05	0.10	0.09	0.19	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$217,635
2010	$5.38	0.08	0.67	0.75	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$240,243
2009	$4.82	0.09	0.70	0.79	(0.23)	$5.38	18.10%	0.70%	1.98%	46%	$243,409
Class II
2013	$6.90	0.17	2.26	2.43	(0.16)	$9.17	35.48%	0.95%	2.03%	73%	$19,095
2012	$6.14	0.12	0.77	0.89	(0.13)	$6.90	14.46%	0.95%	1.83%	66%	$13,960
2011	$6.05	0.08	0.09	0.17	(0.08)	$6.14	2.86%	0.95%	1.36%	54%	$13,285
2010	$5.38	0.07	0.67	0.74	(0.07)	$6.05	13.86%	0.96%	1.23%	55%	$14,480
2009	$4.81	0.08	0.70	0.78	(0.21)	$5.38	17.77%	0.95%	1.73%	46%	$14,511
Class III
2013	$6.90	0.18	2.27	2.45	(0.18)	$9.17	35.82%	0.70%	2.28%	73%	$5,693
2012	$6.14	0.14	0.76	0.90	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$4,077
2011	$6.05	0.10	0.09	0.19	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$4,315
2010	$5.38	0.08	0.67	0.75	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$4,551
2009	$4.82	0.09	0.70	0.79	(0.23)	$5.38	18.10%	0.70%	1.98%	46%	$3,451

19

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Income & Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $5,896,526, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2013 as qualified for the corporate dividends received deduction.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81028 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP International Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended December 31, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan, as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S and U.K. helped improve the global investment landscape.

Japan, Europe were Performance Leaders

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, consumer prices increased, and stocks soared. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Meanwhile, assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, beginning in the second quarter when the eurozone emerged from its longest recession (six consecutive quarters). An expanding manufacturing sector, improving business and consumer sentiment, and stabilizing conditions in the peripheral countries contributed to the better backdrop. Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended December 31, 2013 (in U.S. dollars)
MSCI EAFE Index	22.78%	MSCI Europe Index	25.23%
MSCI EAFE Growth Index	22.55%	MSCI World Index	26.68%
MSCI EAFE Value Index	22.95%	MSCI Japan Index	27.16%
MSCI Emerging Markets Index	-2.60%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVIIX	22.41%(1)	14.60%(1)	7.67%(1)	6.49%	5/1/94
MSCI EAFE Index	—	22.78%	12.43%	6.91%	5.37%(2)	—
MSCI EAFE Growth Index	—	22.55%	12.81%	6.97%	4.28%(2)	—
Class II	ANVPX	22.25%(1)	14.45%(1)	7.52%(1)	5.23%(1)	8/15/01
Class III	AIVPX	22.41%(1)	14.60%(1)	7.67% 1)	6.64%(1)	5/2/02
Class IV	AVPLX	22.25%(1)	14.44%(1)	—	7.67%(1)	5/3/04

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Since 4/30/94, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

* Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.42%	1.57%	1.42%	1.57%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

VP International advanced 22.41%* for the 12 months ended December 31, 2013, compared with its benchmark, the MSCI EAFE Index, which gained 22.78%.

Developed non-U.S. stocks generally demonstrated robust performance during the 12-month period, primarily due to ongoing central bank stimulus measures, improving economic conditions in Europe, Japan, the U.K., and the U.S., and generally favorable corporate earnings. Within the developed markets, value stocks fractionally outperformed growth stocks, and small-cap stocks outpaced large-cap stocks.

Overall, stock selection, particularly in the energy, information technology, and materials sectors, detracted slightly from relative performance. Stock selection had a favorable influence on performance in the consumer discretionary, industrials, and consumer staples sectors. Our sector allocations were slightly positive overall, particularly the portfolio’s overweight positions relative to the benchmark in the consumer discretionary and industrials sectors and an underweight position in the utilities sector. An underweight position in telecommunication services weighed on relative results.

From a regional perspective, stock selection in Italy, along with portfolio-only positions in South Korea and Taiwan, detracted from relative performance. At the opposite end of the spectrum, stock selection and an underweight position in the U.K., along with stock selection in Japan and Germany, contributed the most to the portfolio’s relative performance.

Smartphone Maker Led Detractors

Among the portfolio’s largest performance detractors for the period was a portfolio-only position in Samsung Electronics. The South Korea-based consumer electronics manufacturer contended with growing competition in the smartphone and tablet computer markets, and its March 2013 launch of the Galaxy S4 smartphone proved to be less successful than anticipated. We exited the position and deployed the proceeds toward other opportunities that we considered more attractive.

An overweight position in Saipem, an Italy-based oilfield services company, also detracted from performance. The company’s stock price declined early in the period after management announced a 30% decline in fourth-quarter 2012 net profits and later cut its 2013 earnings estimates. In light of this poor performance, we exited the position.

Another prominent detractor included an overweight position in Treasury Wine Estates, an Australia-based wine maker and distributor. The company’s stock price suffered on weaker demand, particularly in the U.S. and in the high-end wine market in China, which led to disappointing earnings. Poor inventory management also hurt results, leading us to liquidate our position.

*	All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived.

5

Credit Company Led Contributors

An overweight position in ORIX, a Japan-based financial services provider, was among the leading contributors to the portfolio’s relative performance. The company’s acquisition of a Netherlands-based asset manager helped push its stock price higher. In addition, the company continued to take steps to stabilize its earnings by reducing price fluctuation risk associated with its real estate holdings and other assets.

An overweight position in European Aeronautic Defence and Space was a leading contributor to portfolio performance. The France-based aerospace component maker benefited from strong trends in the aerospace manufacturing industry, primarily due to its role as a supplier to Airbus and its new A350 aircraft.

In addition, an overweight position in Germany’s Continental AG, an auto components maker, was among the portfolio’s top contributors to performance. The company benefited from exposure to the improving German auto market. In particular, the company experienced volume growth in its performance tire line and among its newer emission-control products.

Outlook

Looking ahead, we expect to maintain the portfolio’s overweight position in the consumer discretionary sector, where we are finding companies we believe are well positioned to benefit from improving consumer activity in the U.S., Europe, and Japan.

From a regional perspective, we have added to the portfolio’s European exposure, where we are finding more companies we believe are positioned to benefit from the stabilization of growth in the U.K. and on the continent. Specifically, we have added companies in the consumer discretionary and financials sectors. The portfolio has a slight underweight position in Asia in favor of our portfolio-only position in emerging markets. This allocation represents company-specific opportunities that we believe met our accelerating earnings criteria. Many of these opportunities are in China.

6

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Roche Holding AG	2.5%
BNP Paribas SA	1.9%
Whitbread plc	1.8%
Bayer AG	1.8%
ORIX Corp.	1.7%
Novartis AG	1.7%
European Aeronautic Defence and Space Co. NV	1.6%
Continental AG	1.6%
Lloyds Banking Group plc	1.5%
ASML Holding NV	1.5%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.5%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United Kingdom	21.6%
Japan	17.7%
France	15.2%
Switzerland	7.6%
Germany	7.6%
Netherlands	4.5%
Australia	3.6%
Sweden	2.7%
Denmark	2.2%
Other Countries	16.8%
Cash and Equivalents*	0.5%
* Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,172.50	$5.80	1.06%
Class I (before waiver)	$1,000	$1,172.50(2)	$7.45	1.36%
Class II (after waiver)	$1,000	$1,172.70	$6.63	1.21%
Class II (before waiver)	$1,000	$1,172.70(2)	$8.27	1.51%
Class III (after waiver)	$1,000	$1,172.50	$5.80	1.06%
Class III (before waiver)	$1,000	$1,172.50(2)	$7.45	1.36%
Class IV (after waiver)	$1,000	$1,171.40	$6.62	1.21%
Class IV (before waiver)	$1,000	$1,171.40(2)	$8.26	1.51%
Hypothetical
Class I (after waiver)	$1,000	$1,019.86	$5.40	1.06%
Class I (before waiver)	$1,000	$1,018.35	$6.92	1.36%
Class II (after waiver)	$1,000	$1,019.11	$6.16	1.21%
Class II (before waiver)	$1,000	$1,017.59	$7.68	1.51%
Class III (after waiver)	$1,000	$1,019.86	$5.40	1.06%
Class III (before waiver)	$1,000	$1,018.35	$6.92	1.36%
Class IV (after waiver)	$1,000	$1,019.11	$6.16	1.21%
Class IV (before waiver)	$1,000	$1,017.59	$7.68	1.51%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 99.5%
AUSTRALIA — 3.6%
BHP Billiton Ltd.	89,966	$ 3,051,762
Commonwealth Bank of Australia	35,701	2,480,064
CSL Ltd.	60,258	3,710,350
James Hardie Industries SE	60,340	697,176
		9,939,352
AUSTRIA — 0.5%
Erste Group Bank AG	40,128	1,403,856
BELGIUM — 1.0%
Anheuser-Busch InBev NV	25,260	2,684,798
BRAZIL — 0.5%
Itau Unibanco Holding SA Preference Shares	92,500	1,253,106
CANADA — 0.8%
Canadian Pacific Railway Ltd.	15,240	2,304,830
CHINA — 1.8%
Baidu, Inc. ADR(1)	7,030	1,250,496
ENN Energy Holdings Ltd.	80,000	591,672
Haier Electronics Group Co. Ltd.	531,000	1,540,758
Tencent Holdings Ltd.	27,300	1,741,302
		5,124,228
DENMARK — 2.2%
GN Store Nord A/S	85,055	2,096,448
Novo Nordisk A/S B Shares	11,611	2,139,110
Pandora A/S	32,950	1,797,019
		6,032,577
FINLAND — 0.8%
Sampo A Shares	42,597	2,102,359
FRANCE — 15.2%
Accor SA	42,510	2,005,898
AXA SA	96,950	2,695,490
BNP Paribas SA	65,739	5,123,262
Carrefour SA	92,290	3,657,812
Cie Generale d’Optique Essilor International SA	10,492	1,115,447
Danone SA	34,510	2,483,912
Dassault Systemes SA	3,494	433,708
European Aeronautic Defence and Space Co. NV	59,097	4,537,337
Iliad SA	1,940	397,393
L’Oreal SA	15,806	2,776,748
Publicis Groupe SA	30,802	2,818,314
Rexel SA	71,960	1,888,336
Sanofi	31,185	3,308,539
Schneider Electric SA	29,801	2,599,224
Total SA	43,570	2,669,093
Valeo SA	22,910	2,534,934
Zodiac Aerospace	5,660	1,002,506
		42,047,953
GERMANY — 7.6%
adidas AG	18,259	2,327,696
Bayer AG	35,700	5,008,473
Brenntag AG	3,980	739,373
Continental AG	19,612	4,302,246
Daimler AG	28,540	2,470,446
Henkel AG & Co. KGaA Preference Shares	20,376	2,363,839
Siemens AG	8,420	1,150,457
Sky Deutschland AG(1)	243,951	2,694,379
		21,056,909
HONG KONG — 1.5%
AIA Group Ltd.	400,600	2,009,639
Sands China Ltd.	250,400	2,045,683
		4,055,322
INDIA — 1.9%
Idea Cellular Ltd.	541,072	1,459,945
Tata Consultancy Services Ltd.	49,350	1,732,935
Tata Motors Ltd. ADR	63,000	1,940,400
		5,133,280
IRELAND — 0.5%
Bank of Ireland(1)	3,974,693	1,377,932
ITALY — 1.8%
Luxottica Group SpA	29,149	1,565,615
Prada SpA	120,900	1,075,803
UniCredit SpA	312,160	2,324,436
		4,965,854
JAPAN — 17.7%
Bridgestone Corp.	69,700	2,642,356
Daikin Industries Ltd.	56,900	3,550,759
FANUC Corp.	7,100	1,301,974
Fuji Heavy Industries Ltd.	70,800	2,033,794
Honda Motor Co., Ltd.	90,300	3,724,226
Japan Tobacco, Inc.	76,900	2,502,102
KDDI Corp.	49,816	3,072,380
Keyence Corp.	7,300	3,126,243
Kubota Corp.	176,000	2,917,914
Mitsubishi Estate Co. Ltd.	111,000	3,326,317

10

Shares	Value
Mizuho Financial Group, Inc.	906,600	$ 1,963,513
Murata Manufacturing Co. Ltd.	28,700	2,551,316
Nidec Corp.	20,100	1,971,157
Omron Corp.	31,200	1,380,912
Oriental Land Co. Ltd.	5,500	793,087
ORIX Corp.	274,700	4,838,905
Rakuten, Inc.	248,130	3,691,794
Shin-Etsu Chemical Co. Ltd.	12,000	701,679
Toshiba Corp.	191,000	803,775
Unicharm Corp.	38,700	2,209,168
		49,103,371
MEXICO — 0.7%
Cemex SAB de CV ADR(1)	164,859	1,950,282
NETHERLANDS — 4.5%
Akzo Nobel NV	32,827	2,544,319
ASML Holding NV	42,945	4,019,763
ING Groep NV CVA(1)	210,010	2,917,997
Koninklijke DSM NV	28,765	2,261,935
Koninklijke Philips Electronics NV	19,380	710,384
		12,454,398
NORWAY — 0.9%
DNB ASA	101,098	1,811,802
Schibsted ASA	10,410	689,558
		2,501,360
RUSSIA — 1.4%
Magnit OJSC GDR	32,125	2,126,675
Yandex NV A Shares(1)	43,020	1,856,313
		3,982,988
SPAIN — 1.7%
Amadeus IT Holding SA A Shares	16,670	713,328
Banco Popular Espanol SA(1)	269,160	1,623,692
Inditex SA	14,060	2,317,212
		4,654,232
SWEDEN — 2.7%
SKF AB B Shares	59,553	1,562,870
Svenska Cellulosa AB B Shares	129,887	4,012,983
Telefonaktiebolaget LM Ericsson B Shares	163,975	2,007,985
		7,583,838
SWITZERLAND — 7.6%
Adecco SA	31,795	2,525,174
Cie Financiere Richemont SA	17,128	1,713,980
Givaudan SA	670	$ 959,881
Novartis AG	58,210	4,658,573
Roche Holding AG	24,909	6,982,415
Sika AG	280	995,687
Syngenta AG	3,336	1,329,852
UBS AG	101,486	1,933,341
		21,098,903
TAIWAN — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	124,189	2,165,856
TURKEY — 0.2%
BIM Birlesik Magazalar AS	30,640	618,788
UNITED KINGDOM — 21.6%
Aberdeen Asset Management plc	209,170	1,731,875
ARM Holdings plc	62,900	1,144,710
Ashtead Group plc	217,754	2,740,482
Associated British Foods plc	76,363	3,091,783
BG Group plc	159,571	3,428,535
British American Tobacco plc	36,518	1,958,083
BT Group plc	359,240	2,256,988
Burberry Group plc	75,328	1,891,049
Capita Group plc (The)	196,308	3,374,291
Compass Group plc	123,001	1,971,656
Diageo plc	63,750	2,111,336
Experian plc	44,096	813,451
HSBC Holdings plc	250,090	2,743,240
International Consolidated Airlines Group SA(1)	266,940	1,774,346
ITV plc	452,653	1,454,167
J Sainsbury plc	206,270	1,246,741
Johnson Matthey plc	39,587	2,150,174
Lloyds Banking Group plc(1)	3,130,728	4,089,399
Next plc	8,080	729,214
Reckitt Benckiser Group plc	29,480	2,339,818
Rio Tinto plc	63,427	3,581,064
Rolls-Royce Holdings plc	92,881	1,961,030
Shire plc	21,530	1,016,812
St. James’s Place plc	48,120	580,102
Standard Chartered plc	74,598	1,680,016
Travis Perkins plc	57,280	1,775,645
Unilever plc	26,873	1,104,498
Whitbread plc	82,101	5,099,677
		59,840,182
TOTAL COMMON STOCKS (Cost $203,315,088)		275,436,554

11

Shares	Value
Temporary Cash Investments — 0.2%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%,

12/31/14, valued at $108,770), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $106,667)

		$ 106,667
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $130,586), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $128,001)		128,001
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $47,867), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $46,934)		46,934
SSgA U.S. Government Money Market Fund	372,142	372,142
TOTAL TEMPORARY CASH INVESTMENTS (Cost $653,744)		653,744
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $203,968,832)		276,090,298
OTHER ASSETS AND LIABILITIES — 0.3%		812,546
TOTAL NET ASSETS — 100.0%		$276,902,844

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	20.7%
Financials	18.2%
Industrials	14.9%
Consumer Staples	12.1%
Health Care	10.9%
Information Technology	8.9%
Materials	8.8%
Telecommunication Services	2.6%
Energy	2.2%
Utilities	0.2%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

GDR = Global Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $203,968,832)	$276,090,298
Foreign currency holdings, at value (cost of $4,052)	3,978
Receivable for investments sold	13,583
Receivable for capital shares sold	18,004
Dividends and interest receivable	1,373,718
Other assets	13,047
277,512,628

Liabilities
Payable for investments purchased	91,164
Payable for capital shares redeemed	228,478
Accrued management fees	236,396
Distribution fees payable	13,011
Accrued foreign taxes	40,735
609,784

Net Assets	$276,902,844

Net Assets Consist of:
Capital (par value and paid-in surplus)	$238,053,345
Undistributed net investment income	1,138,486
Accumulated net realized loss	(34,532,710)
Net unrealized appreciation	72,243,723
$276,902,844

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$213,085,249	19,831,445	$10.74
Class II, $0.01 Par Value	$61,312,134	5,715,353	$10.73
Class III, $0.01 Par Value	$911,991	84,881	$10.74
Class IV, $0.01 Par Value	$1,593,470	148,484	$10.73

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $583,158)	$5,428,065
Interest	243
5,428,308

Expenses:
Management fees	3,498,066
Distribution fees:
Class II	145,586
Class IV	3,763
Directors’ fees and expenses	10,978
Other expenses	1,571
3,659,964
Fees waived	(782,673)
2,877,291

Net investment income (loss)	2,551,017

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	40,765,497
Foreign currency transactions	(196,834)
40,568,663

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(40,735))	9,896,629
Translation of assets and liabilities in foreign currencies	32,749
9,929,378

Net realized and unrealized gain (loss)	50,498,041

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,049,058

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$ 2,551,017	$ 3,201,079
Net realized gain (loss)	40,568,663	17,628,577
Change in net unrealized appreciation (depreciation)	9,929,378	26,787,212
Net increase (decrease) in net assets resulting from operations	53,049,058	47,616,868

Distributions to Shareholders
From net investment income:
Class I	(3,430,624)	(1,629,456)
Class II	(922,860)	(404,511)
Class III	(13,784)	(7,187)
Class IV	(24,271)	(10,332)
Decrease in net assets from distributions	(4,391,539)	(2,051,486)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(25,010,544)	(36,793,830)

Redemption Fees
Increase in net assets from redemption fees	2	3

Net increase (decrease) in net assets	23,646,977	8,771,555

Net Assets
Beginning of period	253,255,867	244,484,312
End of period	$276,902,844	$253,255,867

Undistributed net investment income	$1,138,486	$2,414,764

 See Notes to Financial Statements.

15

Notes to Financial Statements

December 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II and Class IV are charged a lower unified management fee because they have separate arrangements for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators.

16

Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

17

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. During the year ended December 31, 2013, the investment advisor voluntarily agreed to waive 0.30% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2013 was $600,943, $174,703, $2,512 and $4,515 for Class I, Class II, Class III and Class IV, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2013 was 1.36%, 1.26%, 1.36% and 1.26% for Class I, Class II, Class III and Class IV, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2013 was 1.06%, 0.96%, 1.06% and 0.96% for Class I, Class II, Class III, and Class IV, respectively.

18

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plans during the year ended December 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $225,399,546 and $251,773,215, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	1,819,040	$ 17,378,797	1,772,855	$ 14,369,491
Issued in reinvestment of distributions	374,932	3,430,624	195,378	1,629,456
Redeemed	(3,997,974)	(38,388,663)	(5,325,164)	(42,985,912)
	(1,804,002)	(17,579,242)	(3,356,931)	(26,986,965)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	510,587	4,890,229	724,560	5,983,765
Issued in reinvestment of distributions	100,969	922,860	48,503	404,511
Redeemed	(1,365,733)	(13,015,648)	(1,923,936)	(15,752,869)
	(754,177)	(7,202,559)	(1,150,873)	(9,364,593)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	5,989	58,920	3,021	24,288
Issued in reinvestment of distributions	1,507	13,784	862	7,187
Redeemed	(14,347)	(137,017)	(26,485)	(213,985)
	(6,851)	(64,313)	(22,602)	(182,510)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	9,729	91,617	10,524	86,465
Issued in reinvestment of distributions	2,653	24,271	1,239	10,332
Redeemed	(29,592)	(280,318)	(43,836)	(356,559)
	(17,210)	(164,430)	(32,073)	(259,762)
Net increase (decrease)	(2,582,240)	$(25,010,544)	(4,562,479)	$(36,793,830)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,163,347	$266,273,207	—
Temporary Cash Investments	372,142	281,602	—
	$9,535,489	$266,554,809	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$4,391,539	$2,051,486
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$208,439,113
Gross tax appreciation of investments	$69,113,089
Gross tax depreciation of investments	(1,461,904)
Net tax appreciation (depreciation) of investments	$67,651,185
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$121,902
Net tax appreciation (depreciation)	$67,773,087
Undistributed ordinary income	$4,355,593
Accumulated short-term capital losses	$(33,279,181)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$8.93	0.10	1.87	1.97	(0.16)	$10.74	22.41%	1.07%	1.37%	1.01%	0.71%	87%	$213,085
2012	$7.43	0.11	1.46	1.57	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$193,260
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	$7.43	(12.04)%	1.43%	1.43%	0.92%	0.92%	93%	$185,654
2010	$7.73	0.06	0.95	1.01	(0.18)	$8.56	13.29%	1.41%	1.41%	0.80%	0.80%	111%	$245,893
2009	$5.94	0.08	1.84	1.92	(0.13)	$7.73	33.76%	1.37%	1.37%	1.30%	1.30%	126%	$258,873
Class II
2013	$8.92	0.08	1.88	1.96	(0.15)	$10.73	22.25%	1.22%	1.52%	0.86%	0.56%	87%	$61,312
2012	$7.42	0.10	1.45	1.55	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$57,698
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	$7.42	(12.19)%	1.58%	1.58%	0.77%	0.77%	93%	$56,514
2010	$7.72	0.05	0.94	0.99	(0.16)	$8.55	13.14%	1.56%	1.56%	0.65%	0.65%	111%	$76,546
2009	$5.93	0.07	1.84	1.91	(0.12)	$7.72	33.63%	1.52%	1.52%	1.15%	1.15%	126%	$80,128

22

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class III
2013	$8.93	0.09	1.88	1.97	(0.16)	$10.74	22.41%	1.07%	1.37%	1.01%	0.71%	87%	$912
2012	$7.43	0.11	1.46	1.57	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$819
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	$7.43	(12.04)%	1.43%	1.43%	0.92%	0.92%	93%	$849
2010	$7.73	0.06	0.95	1.01	(0.18)	$8.56	13.29%	1.41%	1.41%	0.80%	0.80%	111%	$1,089
2009	$5.94	0.11	1.81	1.92	(0.13)	$7.73	33.76%	1.37%	1.37%	1.30%	1.30%	126%	$1,237
Class IV
2013	$8.92	0.08	1.88	1.96	(0.15)	$10.73	22.25%	1.22%	1.52%	0.86%	0.56%	87%	$1,593
2012	$7.42	0.09	1.46	1.55	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$1,478
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	$7.42	(12.19)%	1.58%	1.58%	0.77%	0.77%	93%	$1,467
2010	$7.72	0.05	0.94	0.99	(0.16)	$8.55	13.14%	1.56%	1.56%	0.65%	0.65%	111%	$1,811
2009	$5.93	0.09	1.82	1.91	(0.12)	$7.72	33.63%	1.52%	1.52%	1.15%	1.15%	126%	$1,915

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP International Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended December 31, 2013, the fund intends to pass through to shareholders $583,158, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended December 31, 2013, the fund earned $6,011,223 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on December 31, 2013 are $0.2332 and $0.0226, respectively.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81031 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP Large Company Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVVTX	31.04%(1)(2)	15.35%	6.16%(1)	10/29/04
Russell 1000 Value Index	—	32.53%	16.66%	7.46%	—
S&P 500 Index	—	32.39%	17.93%	7.74%	—
Class I	AVVIX	31.33%(1)(2)	15.53%	5.60%(1)	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been reimbursed and/or waived.

(2)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004

*	From 10/29/04, Class II’s inception date. Not annualized.

**	Ending value would have been lower if a portion of the management fee had not been reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

VP Large Company Value returned 31.33%* for the 12 months ended December 31, 2013. By comparison, its benchmark, the Russell 1000 Value Index, returned 32.53%, while the broader market, as measured by the S&P 500 Index, returned 32.39%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not.

Stocks recorded strong gains in 2013. As the Federal Reserve’s (Fed) bond-buying programs continued, investors embraced risk, as evidenced by the outperformance of riskier asset classes such as high-yield bonds and higher-beta stocks. (Higher-beta stocks are those with greater market risk.) Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and higher-yielding assets, such as real estate investment trusts (REITs) and utilities, declined as interest rates edged up. As the Fed sought to calm fears about the ending of stimulus measures, stocks rallied. In mid-August, they dropped sharply on positive economic data, which suggested the Fed might announce tapering as soon as September. Lower-yielding, riskier names held up best during the sell-off and outperformed in the rebound that followed. In September, the Fed surprised the markets by making no changes to its stimulus programs. Lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. The U.S. economy showed new signs of strength and in December, the Fed announced it would begin modestly scaling back its asset purchases in January 2014. For 2013 overall, large-cap growth stocks outperformed large-cap value stocks.

VP Large Company Value received positive results in absolute terms from all 10 sectors in which it was invested. Relative to the benchmark, positions in the information technology and energy sectors detracted. The portfolio benefited from positions in the financials, materials, and utilities sectors.

Information Technology Detracted

In information technology, the portfolio’s lack of exposure to Hewlett Packard (HP), which rebounded from previous declines, detracted from results. The portfolio does not own the stock because HP is losing market share, is heavily exposed to the PC market, and in our opinion, is not innovating. An overweight position in Cisco Systems also hampered relative performance. Cisco’s stock was impacted by the potential negative impact of software-defined networking and the company’s unsteady results in the emerging markets. The portfolio continues to hold the stock, as we believe some customers may have delayed orders in anticipation of Cisco’s own software-defined networking product, which is scheduled for release in the spring of 2014. Among software makers, an investment in Oracle dampened results. Although Oracle’s database business continues to grow at a reasonable rate and its hardware segment improved, the company’s new application license sales were lackluster. Oracle faced geographic headwinds in Asia and South America and is competing against some new cloud-based application providers.

*	All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been reimbursed and/or waived.

5

Energy Slowed Performance

In the energy sector, stock selection detracted from relative returns. More specifically, the portfolio was hampered by its complement of large integrated energy companies, including an overweight position in Exxon Mobil and an investment in Royal Dutch Shell. By the end of the reporting period, we had eliminated the portfolio’s position in Royal Dutch Shell in favor of other energy names we considered more attractive on a relative basis.

Financials Contributed Positively

In financials, advantageous subsector allocation and security selection added to relative performance. The portfolio was significantly underweight REITs, an industry that has benefited from low interest rates. Investors have also been attracted to their high dividend yields. However, the team has believed for some time that they are generally overvalued by the market. REITs underperformed as interest rates increased. Within capital markets, the portfolio had an overweight position in Ameriprise Financial, which provides financial planning, asset management, and insurance services. The company, which has a solid return on capital, benefited from the strength of the equity market. At the end of the reporting period, we still consider its valuation attractive. Investments in the insurance industry also contributed positively. The portfolio benefited from an overweight position in MetLife. The company, which announced a dividend increase, gained some clarity on the regulatory front and is likely to earn a higher yield on its investable assets resulting from rising interest rates.

Materials and Utilities Added Value

Within materials, security selection among metals and mining stocks added to relative performance. For example, the portfolio had no exposure to gold miner Newmont Mining. A sharp drop in gold prices during the reporting period had the potential to hurt Newmont’s profitability.

In utilities, the second-weakest-performing sector in the benchmark, the portfolio benefited from its underweight position. Utilities stocks tend to be sensitive to changes in interest rates.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of December 31, 2013, VP Large Company Value is broadly diversified, with ongoing overweight positions in the energy and information technology sectors. Our valuation work contributed to a smaller relative weighting in utilities. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

6

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.9%
Chevron Corp.	4.0%
JPMorgan Chase & Co.	3.7%
General Electric Co.	3.3%
Wells Fargo & Co.	3.0%
Johnson & Johnson	3.0%
Pfizer, Inc.	2.7%
Citigroup, Inc.	2.5%
Merck & Co., Inc.	2.4%
Procter & Gamble Co. (The)	2.4%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.5%
Diversified Financial Services	9.2%
Pharmaceuticals	8.1%
Insurance	6.6%
Commercial Banks	6.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,131.70	$4.46	0.83%
Class I (before waiver)	$1,000	$1,131.70(2)	$4.89	0.91%
Class II (after waiver)	$1,000	$1,131.00	$5.26	0.98%
Class II (before waiver)	$1,000	$1,131.00(2)	$5.69	1.06%
Hypothetical
Class I (after waiver)	$1,000	$1,021.02	$4.23	0.83%
Class I (before waiver)	$1,000	$1,020.62	$4.63	0.91%
Class II (after waiver)	$1,000	$1,020.27	$4.99	0.98%
Class II (before waiver)	$1,000	$1,019.86	$5.40	1.06%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 98.8%
AEROSPACE AND DEFENSE — 2.5%
General Dynamics Corp.	1,280	$122,304
Honeywell International, Inc.	740	67,614
Raytheon Co.	850	77,095
Textron, Inc.	2,880	105,869
		372,882
AIRLINES — 0.4%
Southwest Airlines Co.	2,980	56,143
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	320	29,376
AUTOMOBILES — 1.1%
Ford Motor Co.	10,380	160,163
BEVERAGES — 0.3%
PepsiCo, Inc.	590	48,935
BIOTECHNOLOGY — 0.5%
Amgen, Inc.	450	51,372
Gilead Sciences, Inc.(1)	390	29,309
		80,681
BUILDING PRODUCTS — 0.1%
Allegion plc(1)	331	14,627
CAPITAL MARKETS — 4.7%
Ameriprise Financial, Inc.	1,300	149,565
Bank of New York Mellon Corp. (The)	2,770	96,784
BlackRock, Inc.	430	136,082
Goldman Sachs Group, Inc. (The)	1,200	212,712
Morgan Stanley	3,420	107,251
		702,394
CHEMICALS — 0.9%
E.I. du Pont de Nemours & Co.	470	30,536
LyondellBasell Industries NV, Class A	1,370	109,984
		140,520
COMMERCIAL BANKS — 6.4%
KeyCorp	3,260	43,749
PNC Financial Services Group, Inc. (The)	2,710	210,242
U.S. Bancorp	6,250	252,500
Wells Fargo & Co.	9,920	450,368
		956,859
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
ADT Corp. (The)	2,490	100,770
Tyco International Ltd.	1,640	67,306
		168,076
COMMUNICATIONS EQUIPMENT — 3.6%
Cisco Systems, Inc.	13,200	296,340
F5 Networks, Inc.(1)	690	62,693
QUALCOMM, Inc.	2,350	174,488
		533,521
COMPUTERS AND PERIPHERALS — 1.5%
Apple, Inc.	180	101,000
NetApp, Inc.	3,130	128,768
		229,768
CONSUMER FINANCE — 0.9%
Capital One Financial Corp.	1,870	143,261
DIVERSIFIED FINANCIAL SERVICES — 9.2%
Bank of America Corp.	13,720	213,620
Berkshire Hathaway, Inc., Class B(1)	2,080	246,605
Citigroup, Inc.	7,100	369,981
JPMorgan Chase & Co.	9,370	547,958
		1,378,164
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
AT&T, Inc.	6,300	221,508
CenturyLink, Inc.	2,790	88,861
		310,369
ELECTRIC UTILITIES — 3.0%
American Electric Power Co., Inc.	1,880	87,871
Pinnacle West Capital Corp.	1,590	84,143
PPL Corp.	3,190	95,987
Westar Energy, Inc.	2,490	80,103
Xcel Energy, Inc.	3,700	103,378
		451,482
ELECTRICAL EQUIPMENT — 1.0%
Eaton Corp. plc	1,990	151,479
ENERGY EQUIPMENT AND SERVICES — 2.7%
Baker Hughes, Inc.	1,800	99,468
National Oilwell Varco, Inc.	2,260	179,738
Schlumberger Ltd.	1,350	121,648
		400,854
FOOD AND STAPLES RETAILING — 2.5%
CVS Caremark Corp.	2,870	205,406
Kroger Co. (The)	1,460	57,714
Wal-Mart Stores, Inc.	1,430	112,526
		375,646
FOOD PRODUCTS — 0.3%
Mondelez International, Inc. Class A	1,350	47,655

10

Shares	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.0%
Abbott Laboratories	5,430	$208,132
Medtronic, Inc.	4,240	243,333
		451,465
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
Aetna, Inc.	1,620	111,116
Quest Diagnostics, Inc.	670	35,872
WellPoint, Inc.	1,170	108,096
		255,084
HOTELS, RESTAURANTS AND LEISURE — 0.8%
Carnival Corp.	2,350	94,399
Hilton Worldwide Holdings, Inc.(1)	1,055	23,474
		117,873
HOUSEHOLD PRODUCTS — 2.4%
Procter & Gamble Co. (The)	4,410	359,018
INDUSTRIAL CONGLOMERATES — 3.3%
General Electric Co.	17,720	496,692
INSURANCE — 6.6%
Allstate Corp. (The)	2,950	160,893
American International Group, Inc.	3,000	153,150
Chubb Corp. (The)	700	67,641
Loews Corp.	1,220	58,853
MetLife, Inc.	3,550	191,416
Principal Financial Group, Inc.	1,330	65,582
Prudential Financial, Inc.	1,520	140,174
Travelers Cos., Inc. (The)	1,650	149,391
		987,100
MACHINERY — 1.6%
Caterpillar, Inc.	420	38,140
Ingersoll-Rand plc	1,220	75,152
PACCAR, Inc.	2,070	122,482
		235,774
MEDIA — 2.9%
CBS Corp., Class B	800	50,992
Comcast Corp., Class A	2,690	139,786
Time Warner Cable, Inc.	450	60,975
Time Warner, Inc.	2,740	191,033
		442,786
METALS AND MINING — 1.2%
Freeport-McMoRan Copper & Gold, Inc.	4,740	178,888
MULTILINE RETAIL — 1.7%
Macy’s, Inc.	2,400	128,160
Target Corp.	1,990	125,907
		254,067
OIL, GAS AND CONSUMABLE FUELS — 13.5%
Apache Corp.	1,320	113,441
Chevron Corp.	4,750	593,322
Exxon Mobil Corp.	7,260	734,712
Marathon Petroleum Corp.	960	88,061
Oasis Petroleum, Inc.(1)	1,910	89,713
Occidental Petroleum Corp.	2,580	245,358
Total SA ADR	2,540	155,626
		2,020,233
PAPER AND FOREST PRODUCTS — 0.7%
International Paper Co.	2,160	105,905
PHARMACEUTICALS — 8.1%
Johnson & Johnson	4,890	447,875
Merck & Co., Inc.	7,180	359,359
Pfizer, Inc.	13,130	402,172
		1,209,406
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Brixmor Property Group, Inc.	1,870	38,017
Camden Property Trust	790	44,935
		82,952
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Applied Materials, Inc.	7,200	127,368
Intel Corp.	6,050	157,058
Microchip Technology, Inc.	2,280	102,030
		386,456
SOFTWARE — 2.4%
Electronic Arts, Inc.(1)	3,090	70,884
Microsoft Corp.	3,590	134,374
Oracle Corp.	4,200	160,692
		365,950
SPECIALTY RETAIL — 0.4%
Lowe’s Cos., Inc.	1,320	65,406
TOBACCO — 0.4%
Altria Group, Inc.	1,430	54,898
TOTAL COMMON STOCKS (Cost $10,261,299)		14,822,808
Temporary Cash Investments — 1.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%, 12/31/14, valued at $33,787), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $33,134)		33,134
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $40,564), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $39,761)		39,761

11

Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $14,869), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $14,579)		$14,579
SSgA U.S. Government Money Market Fund	116,503	116,503
TOTAL TEMPORARY CASH INVESTMENTS (Cost $203,977)		203,977
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $10,465,276)		15,026,785
OTHER ASSETS AND LIABILITIES — (0.2)%		(24,993)
TOTAL NET ASSETS — 100.0%		$15,001,792

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	133,833	EUR	97,983	UBS AG	1/31/14	$(961)
USD	3,590	EUR	2,623	UBS AG	1/31/14	(19)
						$(980)

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $10,465,276)	$15,026,785
Foreign currency holdings, at value (cost of $2,097)	2,123
Receivable for investments sold	36,317
Receivable for capital shares sold	281
Dividends and interest receivable	22,945
15,088,451

Liabilities
Payable for investments purchased	57,323
Payable for capital shares redeemed	17,416
Unrealized loss on forward foreign currency exchange contracts	980
Accrued management fees	9,248
Distribution fees payable	1,692
86,659

Net Assets	$15,001,792

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,355,005
Undistributed net investment income	4,818
Accumulated net realized loss	(1,918,586)
Net unrealized appreciation	4,560,555
$15,001,792

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$6,795,107	496,398	$13.69
Class II, $0.01 Par Value	$8,206,685	592,321	$13.86

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,677)	$338,631
Interest	83
338,714

Expenses:
Management fees	114,140
Distribution fees — Class II	18,679
Directors’ fees and expenses	730
Other expenses	625
134,174
Fees waived	(7,471)
126,703

Net investment income (loss)	212,011

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	700,552
Foreign currency transactions	(7,779)
692,773

Change in net unrealized appreciation (depreciation) on:
Investments	2,640,343
Translation of assets and liabilities in foreign currencies	(797)
2,639,546

Net realized and unrealized gain (loss)	3,332,319

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,544,330

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$212,011	$181,719
Net realized gain (loss)	692,773	150,126
Change in net unrealized appreciation (depreciation)	2,639,546	1,165,448
Net increase (decrease) in net assets resulting from operations	3,544,330	1,497,293

Distributions to Shareholders
From net investment income:
Class I	(92,461)	(96,445)
Class II	(105,264)	(82,728)
Decrease in net assets from distributions	(197,725)	(179,173)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,382,731	(519,320)

Net increase (decrease) in net assets	4,729,336	798,800

Net Assets
Beginning of period	10,272,456	9,473,656
End of period	$15,001,792	$10,272,456

Undistributed (distributions in excess of) net investment income	$4,818	$(1,318)

 See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment

16

include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their

17

technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. From January 1, 2013 through July 31, 2013, the investment advisor voluntarily agreed to waive 0.02% of its management fee. Effective August 1, 2013, the investment advisor voluntarily agreed to waive 0.10% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2013 was $3,370 and $4,101 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2013 was 0.90% and 0.80% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2013 was 0.85% and 0.75% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

18

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $9,577,381 and $8,193,708, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	68,620	$ 830,219	100,826	$1,012,264
Issued in reinvestment of distributions	7,352	92,461	9,376	96,445
Redeemed	(51,799)	(641,924)	(159,223)	(1,610,378)
	24,173	280,756	(49,021)	(501,669)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	580,256	7,272,903	367,726	3,692,551
Issued in reinvestment of distributions	8,266	105,264	7,933	82,728
Redeemed	(488,789)	(6,276,192)	(379,587)	(3,792,930)
	99,733	1,101,975	(3,928)	(17,651)
Net increase (decrease)	123,906	$1,382,731	(52,949)	$(519,320)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$14,822,808	—	—
Temporary Cash Investments	116,503	$87,474	—
	$14,939,311	$87,474	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(980)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $980 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(7,834) in net realized gain (loss) on foreign currency transactions and $(826) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$197,725	$179,173
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$10,871,974
Gross tax appreciation of investments	$4,165,203
Gross tax depreciation of investments	(10,392)
Net tax appreciation (depreciation) of investments	$4,154,811
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ 26
Net tax appreciation (depreciation)	$4,154,837
Undistributed ordinary income	$3,838
Accumulated short-term capital losses	$(1,511,888)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018
$(175,907)	$(1,172,695)	$(163,286)

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$10.58	0.20	3.10	3.30	(0.19)	$13.69	31.33%	0.86%	0.91%	1.64%	1.59%	61%	$6,795
2012	$9.26	0.19	1.32	1.51	(0.19)	$10.58	16.40%	0.90%	0.91%	1.89%	1.88%	65%	$4,997
2011	$9.31	0.16	(0.06)	0.10	(0.15)	$9.26	1.12%	0.91%	0.91%	1.69%	1.69%	49%	$4,825
2010	$8.52	0.13	0.79	0.92	(0.13)	$9.31	10.97%	0.93%	0.93%	1.56%	1.56%	33%	$4,158
2009	$7.58	0.16	1.19	1.35	(0.41)	$8.52	20.04%	0.91%	0.91%	2.08%	2.08%	32%	$4,108
Class II
2013	$10.71	0.19	3.13	3.32	(0.17)	$13.86	31.04%	1.01%	1.06%	1.49%	1.44%	61%	$8,207
2012	$9.36	0.18	1.35	1.53	(0.18)	$10.71	16.37%	1.05%	1.06%	1.74%	1.73%	65%	$5,275
2011	$9.42	0.15	(0.07)	0.08	(0.14)	$9.36	0.85%	1.06%	1.06%	1.54%	1.54%	49%	$4,649
2010	$8.62	0.12	0.80	0.92	(0.12)	$9.42	10.80%	1.08%	1.08%	1.41%	1.41%	33%	$2,941
2009	$7.65	0.14	1.22	1.36	(0.39)	$8.62	19.91%	1.06%	1.06%	1.93%	1.93%	32%	$2,131

22

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Large Company Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $197,725, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2013 as qualified for the corporate dividends received deduction.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81036 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP Mid Cap Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVMTX	29.90%	18.24%	10.57%	10/29/04
Russell Midcap Value Index	—	33.46%	21.15%	9.91%	—
Class I	AVIPX	30.11%(1)	18.41%	9.92%	12/1/04

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004

* From 10/29/04, Class II’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

VP Mid Cap Value returned 30.11%* for the 12 months ended December 31, 2013. By comparison, its benchmark, the Russell Midcap Value Index, returned 33.46%. The portfolio’s returns reflect operating expenses, while the index’s returns do not.

Stocks recorded strong gains during the reporting period. As the Federal Reserve’s (Fed) bond-buying programs continued, investors embraced risk, as evidenced by the outperformance of riskier asset classes such as high-yield bonds and higher-beta stocks. (Higher-beta stocks are those with greater market risk.) Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and higher-yielding assets, such as real estate investment trusts (REITs) and utilities, declined as interest rates edged up. As the Fed sought to calm fears about the ending of stimulus measures, stocks rallied. In mid-August, they dropped sharply on positive economic data, which suggested the Fed might announce tapering as soon as September. Lower-yielding, riskier names held up best during the sell-off and outperformed in the rebound that followed. In September, the Fed surprised the markets by making no changes to its stimulus programs. Lower-quality, riskier stocks rallied and continued to outperform through the end of the reporting period. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. For the reporting period overall, mid-cap growth stocks outperformed mid-cap value stocks.

In this environment, VP Mid Cap Value received positive results in absolute terms from all 10 sectors in which it was invested. Relative to the benchmark, positions in energy and telecommunication services, as well as investments in materials and industrials, detracted. The portfolio benefited from positions in the financials and utilities sectors.

Energy and Telecommunication Services Slowed Results

In energy, the portfolio was hampered by investments among integrated oil and gas companies. A notable detractor was Imperial Oil, which we consider undervalued relative to its U.S. peers. This high-quality Canadian company was up less than 5% on flat oil prices and was unable to keep pace with the energy sector’s strong advance. Going forward, we believe Imperial will benefit from reduced spending on new projects, which should increase free-cash flow.

In telecommunication services, an overweight position relative to the benchmark in CenturyLink dampened relative performance. This high-yielding security underperformed during the reporting period, as lower-yielding assets outperformed. In addition, CenturyLink reported weaker-than-expected results, as its growth business is not ramping up as fast as expected and its legacy businesses have contracted more quickly than expected. CenturyLink lowered its revenue guidance for 2014 and currently does not expect growth for the year.

*All fund returns referenced in this commentary are for Class I shares.

5

Materials and Industrials Provided Top Detractors

The materials sector was the source of top detractor Newmont Mining, a gold producer. A sharp drop in gold prices during 2013 had the potential to negatively impact Newmont’s profitability and free cash flow.

In industrials, the portfolio was hindered by an overweight position in ADT, a provider of home security systems. Competition appears to be increasing, particularly from telecommunications companies, which may lead to higher churn and subscriber acquisition costs. We believe the impact on ADT will prove minimal given the company’s strength in these very fragmented markets. An overweight position in Republic Services also dampened relative performance. Although the waste management company reported solid third-quarter results and a positive outlook for the rest of 2013, it faces a number of challenges in 2014, including flat pricing—many of its contracts with municipalities link pricing to inflation—and higher cash taxes if bonus depreciation benefits expire.

The industrials sector also supplied notable contributors Raytheon and Northrop Grumman. Despite government budget cuts, defense companies have generally maintained their profit margins and are returning free-cash flow to shareholders.

Financials Contributed Positively

In the financials sector, an underweight position in REITs contributed positively to relative returns. In general, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate and credit-spread environment. As interest rates increased, the REITs industry underperformed. Specifically, the portfolio benefited from an underweight position in health care REIT HCP and its lack of exposure to residential REIT AvalonBay Communities.

An investment in Charles Schwab was advantageous. As interest rates increased, it seemed likely that Charles Schwab would regain earnings power as its net interest margin expands over time.

Utilities Enhanced Relative Performance

VP Mid Cap Value benefited from its underweight position in the utilities sector, which posted the weakest performance of the benchmark.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2013, we see opportunity in consumer staples, health care, industrials, and energy, reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, consumer discretionary, materials, and information technology stocks.

6

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.3%
iShares Russell Midcap Value Index Fund	3.2%
Northern Trust Corp.	3.0%
Imperial Oil Ltd.	2.8%
ADT Corp. (The)	2.0%
Applied Materials, Inc.	1.8%
Sysco Corp.	1.5%
Westar Energy, Inc.	1.5%
PNC Financial Services Group, Inc. (The)	1.5%
Lowe’s Cos., Inc.	1.4%

Top Five Industries	% of net assets
Insurance	7.7%
Oil, Gas and Consumable Fuels	7.7%
Commercial Services and Supplies	6.9%
Health Care Equipment and Supplies	6.2%
Commercial Banks	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	93.9%
Exchange-Traded Funds	3.2%
Total Equity Exposure	97.1%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 - 12/31/13	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,128.60	$5.37	1.00%
Class II	$1,000	$1,127.60	$6.17	1.15%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
Class II	$1,000	$1,019.41	$5.85	1.15%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 93.9%
AEROSPACE AND DEFENSE — 3.1%
General Dynamics Corp.	60,627	$5,792,910
Northrop Grumman Corp.	17,826	2,043,038
Rockwell Collins, Inc.	33,510	2,477,059
Textron, Inc.	89,344	3,284,285
		13,597,292
AIRLINES — 0.6%
Southwest Airlines Co.	154,163	2,904,431
AUTO COMPONENTS — 0.4%
Autoliv, Inc.	19,642	1,803,136
BEVERAGES — 0.6%
Dr Pepper Snapple Group, Inc.	50,840	2,476,925
CAPITAL MARKETS — 4.9%
Charles Schwab Corp. (The)	46,264	1,202,864
Franklin Resources, Inc.	55,585	3,208,922
LPL Financial Holdings, Inc.	63,900	3,005,217
Northern Trust Corp.	213,541	13,216,053
State Street Corp.	15,406	1,130,646
		21,763,702
COMMERCIAL BANKS — 5.7%
Comerica, Inc.	53,557	2,546,100
Commerce Bancshares, Inc.	109,391	4,912,750
Cullen/Frost Bankers, Inc.	44,236	3,292,486
KeyCorp	95,317	1,279,154
PNC Financial Services Group, Inc. (The)	85,912	6,665,053
SunTrust Banks, Inc.	88,514	3,258,200
Westamerica Bancorp.	58,637	3,310,645
		25,264,388
COMMERCIAL SERVICES AND SUPPLIES — 6.9%
ADT Corp. (The)	223,861	9,059,655
Republic Services, Inc.	435,704	14,465,373
Tyco International Ltd.	117,795	4,834,307
Waste Management, Inc.	46,451	2,084,256
		30,443,591
COMMUNICATIONS EQUIPMENT — 0.5%
Harris Corp.	29,705	2,073,706
COMPUTERS AND PERIPHERALS — 2.2%
SanDisk Corp.	59,076	4,167,221
Western Digital Corp.	65,567	5,501,071
		9,668,292
CONTAINERS AND PACKAGING — 1.2%
Bemis Co., Inc.	64,535	2,643,354
Sonoco Products Co.	61,661	2,572,497
		5,215,851
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
CenturyLink, Inc.	138,056	4,397,084
ELECTRIC UTILITIES — 5.3%
Empire District Electric Co. (The)	80,742	1,832,036
Great Plains Energy, Inc.	226,205	5,483,209
IDACORP, Inc.	6,624	343,388
Northeast Utilities	47,800	2,026,242
Portland General Electric Co.	76,349	2,305,740
Westar Energy, Inc.	207,580	6,677,849
Xcel Energy, Inc.	168,949	4,720,435
		23,388,899
ELECTRICAL EQUIPMENT — 0.9%
Brady Corp., Class A	63,637	1,968,292
Regal-Beloit Corp.	29,554	2,178,721
		4,147,013
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.8%
TE Connectivity Ltd.	68,656	3,783,632
ENERGY EQUIPMENT AND SERVICES — 0.6%
Cameron International Corp.(1)	43,699	2,601,401
FOOD AND STAPLES RETAILING — 1.5%
Sysco Corp.	186,371	6,727,993
FOOD PRODUCTS — 4.6%
Campbell Soup Co.	33,410	1,445,985
ConAgra Foods, Inc.	74,486	2,510,178
General Mills, Inc.	53,373	2,663,846
Hillshire Brands Co.	168,819	5,645,307
Kellogg Co.	36,624	2,236,628
Kraft Foods Group, Inc.	48,990	2,641,541
Mondelez International, Inc. Class A	94,212	3,325,684
		20,469,169
GAS UTILITIES — 2.3%
AGL Resources, Inc.	45,375	2,143,061
Laclede Group, Inc. (The)	73,658	3,354,385
Southwest Gas Corp.	46,093	2,577,060
WGL Holdings, Inc.	55,250	2,213,315
		10,287,821
HEALTH CARE EQUIPMENT AND SUPPLIES — 6.2%
Becton Dickinson and Co.	22,153	2,447,685
Boston Scientific Corp.(1)	217,641	2,616,045
CareFusion Corp.(1)	128,983	5,136,103
Medtronic, Inc.	80,373	4,612,606
STERIS Corp.	43,723	2,100,890
Stryker Corp.	67,063	5,039,114

9

Shares	Value
Varian Medical Systems, Inc.(1)	15,730	1,222,064
Zimmer Holdings, Inc.	44,734	4,168,761
		27,343,268
HEALTH CARE PROVIDERS AND SERVICES — 3.4%
CIGNA Corp.	20,997	1,836,818
Humana, Inc.	2,205	227,600
LifePoint Hospitals, Inc.(1)	104,342	5,513,431
Patterson Cos., Inc.	66,751	2,750,141
Quest Diagnostics, Inc.	89,072	4,768,915
		15,096,905
HOTELS, RESTAURANTS AND LEISURE — 2.1%
Carnival Corp.	101,100	4,061,187
CEC Entertainment, Inc.	47,674	2,111,005
International Game Technology	171,168	3,108,411
		9,280,603
INDUSTRIAL CONGLOMERATES — 0.8%
Koninklijke Philips Electronics NV	103,173	3,781,859
INSURANCE — 7.7%
ACE Ltd.	42,484	4,398,368
Aflac, Inc.	22,750	1,519,700
Allstate Corp. (The)	53,569	2,921,653
Arthur J Gallagher & Co.	52,270	2,453,031
Chubb Corp. (The)	40,631	3,926,174
HCC Insurance Holdings, Inc.	83,978	3,874,745
Marsh & McLennan Cos., Inc.	52,578	2,542,672
MetLife, Inc.	28,880	1,557,210
Reinsurance Group of America, Inc.	62,319	4,824,114
Symetra Financial Corp.	100,791	1,910,997
Travelers Cos., Inc. (The)	19,796	1,792,330
Unum Group	71,809	2,519,060
		34,240,054
LIFE SCIENCES TOOLS AND SERVICES — 1.2%
Agilent Technologies, Inc.	55,002	3,145,565
Bio-Rad Laboratories, Inc. Class A(1)	17,230	2,129,800
		5,275,365
MACHINERY — 0.7%
Stanley Black & Decker, Inc.	31,060	2,506,231
Woodward, Inc.	12,670	577,879
		3,084,110
METALS AND MINING — 1.5%
Newmont Mining Corp.	145,874	3,359,478
Nucor Corp.	65,003	3,469,860
		6,829,338
MULTI-UTILITIES — 2.7%
Ameren Corp.	66,610	2,408,618
Consolidated Edison, Inc.	77,970	4,310,182
NorthWestern Corp.	46,910	2,032,141
PG&E Corp.	80,298	3,234,403
		11,985,344
MULTILINE RETAIL — 1.1%
Target Corp.	77,521	4,904,754
OIL, GAS AND CONSUMABLE FUELS — 7.7%
Apache Corp.	69,221	5,948,853
Devon Energy Corp.	73,406	4,541,629
Imperial Oil Ltd.	277,425	12,285,311
Murphy Oil Corp.	54,533	3,538,101
Southwestern Energy Co.(1)	111,957	4,403,269
Williams Partners LP	67,423	3,429,134
		34,146,297
PHARMACEUTICALS — 1.3%
Hospira, Inc.(1)	93,086	3,842,590
Mallinckrodt plc(1)	41,447	2,166,020
		6,008,610
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.0%
Annaly Capital Management, Inc.	371,640	3,705,251
Capstead Mortgage Corp.	91,500	1,105,320
Corrections Corp. of America	136,462	4,376,336
Empire State Realty Trust, Inc.	143,293	2,192,383
Federal Realty Investment Trust	15,720	1,594,165
Piedmont Office Realty Trust, Inc., Class A	288,004	4,757,826
		17,731,281
ROAD AND RAIL — 0.8%
Heartland Express, Inc.	172,536	3,385,156
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 5.5%
Analog Devices, Inc.	40,399	2,057,521
Applied Materials, Inc.	450,154	7,963,224
KLA-Tencor Corp.	42,083	2,712,670
Maxim Integrated Products, Inc.	122,551	3,420,399
Microchip Technology, Inc.	48,688	2,178,788
Teradyne, Inc.(1)	342,805	6,040,224
		24,372,826
SPECIALTY RETAIL — 2.0%
Bed Bath & Beyond, Inc.(1)	13,843	1,111,593
CST Brands, Inc.	42,161	1,548,152
Lowe’s Cos., Inc.	127,857	6,335,314
		8,995,059

10

Shares	Value
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Coach, Inc.	23,263	$1,305,752
THRIFTS AND MORTGAGE FINANCE — 1.4%
Capitol Federal Financial, Inc.	87,186	1,055,822
People’s United Financial, Inc.	352,856	5,335,183
		6,391,005
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Rogers Communications, Inc., Class B	35,267	1,595,938
TOTAL COMMON STOCKS (Cost $339,948,834)		416,767,850
Exchange-Traded Funds — 3.2%
iShares Russell Midcap Value Index Fund (Cost $11,821,469)	212,647	13,973,034
Temporary Cash Investments — 3.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%, 12/31/14, valued at $2,193,614), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $2,151,217)		2,151,217
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $2,633,598), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $2,581,461)		$2,581,461
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $965,362), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $946,536)		946,536
SSgA U.S. Government Money Market Fund	7,563,885	7,563,885
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,243,099)		13,243,099
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $365,013,402)		443,983,983
OTHER ASSETS AND LIABILITIES — (0.1)%		(342,132)
TOTAL NET ASSETS — 100.0%		$443,641,851

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	11,343,012	CAD	12,149,898	JPMorgan Chase Bank N.A.	1/31/14	$(86,978)
USD	363,132	CAD	386,673	JPMorgan Chase Bank N.A.	1/31/14	(630)
CHF	115,393	USD	128,914	Credit Suisse AG	1/31/14	470
CHF	393,254	USD	440,056	Credit Suisse AG	1/31/14	878
USD	567,480	CHF	508,647	Credit Suisse AG	1/31/14	(2,838)
USD	3,079,626	EUR	2,254,691	UBS AG	1/31/14	(22,110)
USD	87,641	EUR	64,019	UBS AG	1/31/14	(428)
						$(111,636)

Notes to Schedule of Investments

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

USD =United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $365,013,402)	$443,983,983
Receivable for investments sold	1,608,752
Receivable for capital shares sold	486,807
Unrealized gain on forward foreign currency exchange contracts	1,348
Dividends and interest receivable	999,120
447,080,010

Liabilities
Payable for investments purchased	2,172,299
Payable for capital shares redeemed	741,497
Unrealized loss on forward foreign currency exchange contracts	112,984
Accrued management fees	339,104
Distribution fees payable	72,275
3,438,159

Net Assets	$443,641,851

Net Assets Consist of:
Capital (par value and paid-in surplus)	$360,920,903
Undistributed net investment income	1,103,464
Undistributed net realized gain	2,758,858
Net unrealized appreciation	78,858,626
$443,641,851

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$94,905,640	5,138,784	$18.47
Class II, $0.01 Par Value	$348,736,211	18,870,515	$18.48

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,263)	$8,672,782
Interest	3,031
8,675,813

Expenses:
Management fees	3,331,151
Distribution fees - Class II	699,560
Directors’ fees and expenses	21,204
Other expenses	98
4,052,013

Net investment income (loss)	4,623,800

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,106,603
Foreign currency transactions	424,141
36,530,744

Change in net unrealized appreciation (depreciation) on:
Investments	49,711,863
Translation of assets and liabilities in foreign currencies	(120,295)
49,591,568

Net realized and unrealized gain (loss)	86,122,312

Net Increase (Decrease) in Net Assets Resulting from Operations	$90,746,112

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$4,623,800	$4,586,219
Net realized gain (loss)	36,530,744	10,416,376
Change in net unrealized appreciation (depreciation)	49,591,568	20,230,815
Net increase (decrease) in net assets resulting from operations	90,746,112	35,233,410

Distributions to Shareholders
From net investment income:
Class I	(1,005,651)	(1,170,971)
Class II	(3,020,289)	(3,348,430)
From net realized gains:
Class I	(1,047,782)	(3,075,631)
Class II	(3,660,934)	(8,972,403)
Decrease in net assets from distributions	(8,734,656)	(16,567,435)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	95,785,486	40,484,009

Net increase (decrease) in net assets	177,796,942	59,149,984

Net Assets
Beginning of period	265,844,909	206,694,925
End of period	$443,641,851	$265,844,909

Undistributed net investment income	$1,103,464	$102,017

See Notes to Financial Statements.

14

Notes to Financial Statements

December 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

15

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

16

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $306,449,888 and $220,292,679, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	2,210,300	$36,704,502	1,117,651	$15,539,653
Issued in reinvestment of distributions	124,739	2,053,433	303,565	4,246,602
Redeemed	(1,353,661)	(22,920,836)	(1,134,346)	(15,879,414)
	981,378	15,837,099	286,870	3,906,841
Class II/Shares Authorized	150,000,000		150,000,000
Sold	7,611,780	126,988,269	4,437,886	62,170,056
Issued in reinvestment of distributions	406,708	6,681,223	879,957	12,320,833
Redeemed	(3,208,887)	(53,721,105)	(2,693,692)	(37,913,721)
	4,809,601	79,948,387	2,624,151	36,577,168
Net increase (decrease)	5,790,979	$95,785,486	2,911,021	$40,484,009

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$399,104,742	$17,663,108	—
Exchange-Traded Funds	13,973,034	—	—
Temporary Cash Investments	7,563,885	5,679,214	—
	$420,641,661	$23,342,322	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,348	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(112,984)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $1,348 in unrealized gain on forward foreign currency exchange contracts and a liability of $112,984 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $411,541 in net realized gain (loss) on foreign currency transactions and $(120,167) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

19

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$4,025,940	$6,630,546
Long-term capital gains	$4,708,716	$9,936,889

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$371,323,149
Gross tax appreciation of investments	$76,832,878
Gross tax depreciation of investments	(4,172,044)
Net tax appreciation (depreciation) of investments	$72,660,834
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(508)
Net tax appreciation (depreciation)	$72,660,326
Undistributed ordinary income	$11,225,842
Accumulated long-term gains	$20,639,532
Accumulated short-term capital losses	$(21,804,752)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$14.59	0.23	4.09	4.32	(0.20)	(0.24)	(0.44)	$18.47	30.11%	1.01%	1.39%	63%	$94,906
2012	$13.50	0.29	1.86	2.15	(0.28)	(0.78)	(1.06)	$14.59	16.33%	1.01%	2.06%	78%	$60,637
2011	$14.14	0.21	(0.30)	(0.09)	(0.18)	(0.37)	(0.55)	$13.50	(0.69)%	1.01%	1.52%	98%	$52,242
2010	$12.12	0.28	2.03	2.31	(0.29)	—	(0.29)	$14.14	19.25%	1.04%	1.90%	142%	$50,257
2009	$9.78	0.19	2.55	2.74	(0.40)	—	(0.40)	$12.12	29.94%	1.01%	1.91%	172%	$38,722
Class II
2013	$14.59	0.21	4.10	4.31	(0.18)	(0.24)	(0.42)	$18.48	29.90%	1.16%	1.24%	63%	$348,736
2012	$13.50	0.27	1.86	2.13	(0.26)	(0.78)	(1.04)	$14.59	16.23%	1.16%	1.91%	78%	$205,208
2011	$14.14	0.19	(0.30)	(0.11)	(0.16)	(0.37)	(0.53)	$13.50	(0.84)%	1.16%	1.37%	98%	$154,453
2010	$12.13	0.21	2.07	2.28	(0.27)	—	(0.27)	$14.14	18.98%	1.19%	1.75%	142%	$138,292
2009	$9.77	0.18	2.56	2.74	(0.38)	—	(0.38)	$12.13	29.80%	1.16%	1.76%	172%	$261,289

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $4,025,940, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,708,716, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2013.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81037 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP Ultra® Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPUX	37.07%(1)(2)	19.75%(2)	6.67%	4.54%	5/1/01
Russell 1000 Growth Index	—	33.49%	20.38%	7.82%	4.63%	—
S&P 500 Index	—	32.39%	17.93%	7.40%	5.19%	—
Class II	AVPSX	36.92%(1)(2)	19.60%(2)	6.52%	5.57%	5/1/02
Class III	AVUTX	37.02%(1)(2)	19.76%(2)	6.67%	5.81%	5/13/02

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

* Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
1.01%	1.16%	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeffrey Bourke

Performance Summary

VP Ultra returned 37.07%* for the 12 months ended December 31, 2013, compared with the 33.49% return of its benchmark, the Russell 1000 Growth Index, and the 32.39% return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 2, equity indices enjoyed strong gains during the reporting period, although they continued to experience considerable volatility. In this environment, VP Ultra delivered solid results for the period and outperformed its benchmark.

Within the portfolio, security selection in the consumer discretionary, information technology, and financials sectors accounted for the bulk of VP Ultra’s outperformance relative to the benchmark. Positioning in the health care and telecommunications sectors also contributed meaningfully. Positioning in the consumer staples sector trimmed those relative gains.

Consumer Discretionary, Information Technology Contributed

The consumer discretionary sector accounted for the bulk of VP Ultra’s outperformance versus the benchmark. In the sector, the top individual contributor was electric vehicle maker Tesla. The company has an attractive runway for growth as the Model S production expands and new models, such as the Model X SUV, expected to begin production in late 2014.

In the hotels, restaurants, and leisure industry group, an overweight position in Starbucks contributed, as the company did not appear to suffer from the slowdown that others in the retail space encountered. Starbucks continued to benefit from lower coffee bean prices and posted strong same-store-sales levels. Wynn Resorts was another contributor to relative results, as was positioning in the specialty retail industry.

The information technology sector was also a key source of relative outperformance. Here, an overweight position in LinkedIn contributed significantly. While the company’s margins will be lower near term due to higher spending, the spending includes building its own datacenter and developing a more scalable advertising business model. These investments will enable higher profitability for the company longer term. LinkedIn continued to grow subscribers, gain market share in the recruiter market, and expand internationally.

Within the IT services industry group, it was beneficial to avoid shares of IBM, which underperformed in the benchmark as it posted disappointing revenues and saw its CFO depart. MasterCard was a key contributor to relative performance, as the electronic payment processor continued to benefit from the rising trend of electronic rather than cash transactions.

*	All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived.

5

Financials, Health Care, Telecom Helped

In the financials sector, avoiding the real estate investment trust (REIT) group altogether helped results versus the benchmark. Stock decisions in the insurance segment also contributed.

In the health care sector, biotechnology company Gilead Sciences was a significant individual contributor, with investors responding positively to developments around the company’s hepatitis C treatment.

The portfolio held no exposure to the telecommunications sector, as the investment team saw more attractive opportunities for growth in other sectors. This decision helped relative returns during the reporting period when telecommunications was the poorest-performing sector in the benchmark.

Consumer Staples Detracted

In the consumer staples sector, an underweight allocation benefited relative results but did not compensate for the negative impact of stock decisions within the sector. The portfolio’s overweight position in tobacco company Philip Morris detracted due to lower volumes and higher excise taxes. Security selection in the food and staples retailing industry also detracted from results.

In terms of individual holdings, a position in Apple represented the largest detractor from returns versus the benchmark. The company missed analysts’ expectations for sales of its iPhone and achieved lower-than-expected margins. An overweight stake in underground mining equipment company Joy Global declined amid disappointing demand for its products from coal mines in the U.S.

Starting Point for Next Reporting Period

The environment for growth- and momentum-oriented investment styles came in and out of favor during the reporting period. In this environment, VP Ultra delivered sound results and outperformed its benchmark for the period. Going forward, we remain confident in our investment beliefs that stocks that exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

6

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Apple, Inc.	6.3%
Google, Inc., Class A	5.5%
Gilead Sciences, Inc.	3.6%
Amazon.com, Inc.	2.6%
MasterCard, Inc., Class A	2.6%
Starbucks Corp.	2.5%
Monsanto Co.	2.5%
QUALCOMM, Inc.	2.4%
Philip Morris International, Inc.	2.2%
Coca-Cola Co. (The)	2.1%

Top Five Industries	% of net assets
Internet Software and Services	10.2%
Computers and Peripherals	7.3%
Biotechnology	7.2%
Media	4.9%
Software	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.2%
Exchange-Traded Funds	0.1%
Total Equity Exposure	100.3%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.8)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,246.40	$5.15	0.91%
Class I (before waiver)	$1,000	$1,246.40(2)	$5.72	1.01%
Class II (after waiver)	$1,000	$1,245.30	$6.00	1.06%
Class II (before waiver)	$1,000	$1,245.30(2)	$6.56	1.16%
Class III (after waiver)	$1,000	$1,245.80	$5.15	0.91%
Class III (before waiver)	$1,000	$1,245.80(2)	$5.72	1.01%
Hypothetical
Class I (after waiver)	$1,000	$1,020.62	$4.63	0.91%
Class I (before waiver)	$1,000	$1,020.11	$5.14	1.01%
Class II (after waiver)	$1,000	$1,019.86	$5.40	1.06%
Class II (before waiver)	$1,000	$1,019.36	$5.90	1.16%
Class III (after waiver)	$1,000	$1,020.62	$4.63	0.91%
Class III (before waiver)	$1,000	$1,020.11	$5.14	1.01%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 100.2%
AEROSPACE AND DEFENSE — 3.5%
Boeing Co. (The)	32,470	$4,431,830
United Technologies Corp.	39,970	4,548,586
		8,980,416
AUTO COMPONENTS — 0.6%
BorgWarner, Inc.	29,090	1,626,422
AUTOMOBILES — 0.7%
Tesla Motors, Inc.(1)	11,940	1,795,537
BEVERAGES — 2.1%
Coca-Cola Co. (The)	132,780	5,485,142
BIOTECHNOLOGY — 7.2%
Alexion Pharmaceuticals, Inc.(1)	16,240	2,160,894
Celgene Corp.(1)	32,180	5,437,133
Gilead Sciences, Inc.(1)	124,350	9,344,903
Regeneron Pharmaceuticals, Inc.(1)	5,900	1,623,916
		18,566,846
BUILDING PRODUCTS — 0.5%
Lennox International, Inc.	16,560	1,408,594
CAPITAL MARKETS — 1.8%
Franklin Resources, Inc.	43,840	2,530,883
T. Rowe Price Group, Inc.	26,500	2,219,905
		4,750,788
CHEMICALS — 3.7%
Ecolab, Inc.	18,080	1,885,202
Monsanto Co.	54,440	6,344,982
Valspar Corp. (The)	18,350	1,308,171
		9,538,355
COMMUNICATIONS EQUIPMENT — 2.4%
QUALCOMM, Inc.	82,990	6,162,008
COMPUTERS AND PERIPHERALS — 7.3%
Apple, Inc.	28,930	16,232,912
EMC Corp.	103,280	2,597,492
		18,830,404
CONSUMER FINANCE — 1.3%
American Express Co.	35,610	3,230,895
DIVERSIFIED FINANCIAL SERVICES — 2.1%
CME Group, Inc.	21,760	1,707,289
JPMorgan Chase & Co.	62,760	3,670,205
		5,377,494
ELECTRICAL EQUIPMENT — 3.1%
Eaton Corp. plc	44,170	3,362,220
Emerson Electric Co.	67,000	4,702,060
		8,064,280
ENERGY EQUIPMENT AND SERVICES — 2.0%
Core Laboratories NV	7,110	1,357,654
Schlumberger Ltd.	41,790	3,765,697
		5,123,351
FOOD AND STAPLES RETAILING — 2.3%
Costco Wholesale Corp.	36,560	4,351,006
Whole Foods Market, Inc.	28,700	1,659,721
		6,010,727
FOOD PRODUCTS — 1.5%
Mead Johnson Nutrition Co.	23,480	1,966,685
Nestle SA	26,270	1,928,427
		3,895,112
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.7%
St. Jude Medical, Inc.	13,180	816,501
Varian Medical Systems, Inc.(1)	12,860	999,093
		1,815,594
HEALTH CARE PROVIDERS AND SERVICES — 3.1%
Catamaran Corp.(1)	23,180	1,100,586
Express Scripts Holding Co.(1)	39,970	2,807,493
UnitedHealth Group, Inc.	52,760	3,972,828
		7,880,907
HEALTH CARE TECHNOLOGY — 1.0%
Cerner Corp.(1)	44,000	2,452,560
HOTELS, RESTAURANTS AND LEISURE — 3.8%
Starbucks Corp.	81,890	6,419,357
Wynn Resorts Ltd.	17,470	3,392,849
		9,812,206
HOUSEHOLD PRODUCTS — 1.2%
Colgate-Palmolive Co.	45,910	2,993,791
INSURANCE — 1.4%
MetLife, Inc.	67,720	3,651,462
INTERNET AND CATALOG RETAIL — 2.6%
Amazon.com, Inc.(1)	17,050	6,799,370
INTERNET SOFTWARE AND SERVICES — 10.2%
Baidu, Inc. ADR(1)	11,140	1,981,583
Facebook, Inc., Class A(1)	76,590	4,186,410
Google, Inc., Class A(1)	12,600	14,120,946
LinkedIn Corp., Class A(1)	14,500	3,144,035
Tencent Holdings Ltd.	26,800	1,709,410
Twitter, Inc.(1)	3,500	222,775
Yelp, Inc.(1)	13,020	897,729
		26,262,888

10

Shares	Value
IT SERVICES — 4.1%
MasterCard, Inc., Class A	7,960	$6,650,261
Teradata Corp.(1)	27,410	1,246,881
Visa, Inc., Class A	12,660	2,819,129
		10,716,271
MACHINERY — 4.2%
Cummins, Inc.	22,760	3,208,477
Donaldson Co., Inc.	25,290	1,099,103
Parker-Hannifin Corp.	15,770	2,028,653
WABCO Holdings, Inc.(1)	27,790	2,595,864
Wabtec Corp.	24,430	1,814,416
		10,746,513
MEDIA — 4.9%
Comcast Corp., Class A	37,970	1,973,111
Time Warner, Inc.	51,130	3,564,784
Twenty-First Century Fox, Inc.	77,080	2,711,674
Walt Disney Co. (The)	58,240	4,449,536
		12,699,105
OIL, GAS AND CONSUMABLE FUELS — 2.9%
Concho Resources, Inc.(1)	11,690	1,262,520
EOG Resources, Inc.	10,650	1,787,496
Noble Energy, Inc.	36,630	2,494,869
Occidental Petroleum Corp.	19,650	1,868,715
		7,413,600
PERSONAL PRODUCTS — 0.8%
Estee Lauder Cos., Inc. (The), Class A	26,330	1,983,176
PHARMACEUTICALS — 1.4%
Pfizer, Inc.	119,770	3,668,555
PROFESSIONAL SERVICES — 0.9%
Nielsen Holdings NV	50,680	2,325,705
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.2%
Altera Corp.	39,910	1,298,272
Linear Technology Corp.	41,720	1,900,346
		3,198,618
SOFTWARE — 4.7%
Microsoft Corp.	51,350	1,922,031
NetSuite, Inc.(1)	12,340	1,271,267
Oracle Corp.	110,620	4,232,321
Salesforce.com, Inc.(1)	41,460	2,288,177
VMware, Inc., Class A(1)	18,050	1,619,266
Workday, Inc.(1)	10,590	880,664
		12,213,726
SPECIALTY RETAIL — 4.0%
Home Depot, Inc. (The)	23,910	1,968,749
O’Reilly Automotive, Inc.(1)	11,300	1,454,423
Tiffany & Co.	26,850	2,491,143
TJX Cos., Inc. (The)	70,580	4,498,064
		10,412,379
TEXTILES, APPAREL AND LUXURY GOODS — 2.8%
Burberry Group plc	56,130	1,409,099
NIKE, Inc., Class B	48,620	3,823,477
Under Armour, Inc. Class A(1)	22,500	1,964,250
		7,196,826
TOBACCO — 2.2%
Philip Morris International, Inc.	65,450	5,702,659
TOTAL COMMON STOCKS (Cost $122,799,614)		258,792,282
Exchange-Traded Funds — 0.1%
iShares Russell 1000 Growth Index Fund (Cost $296,027)	3,600	309,420
Temporary Cash Investments — 0.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%, 12/31/14, valued at $229,284), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $224,852)		224,852
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $275,272), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $269,823)		269,823
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $100,903), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $98,935)		98,935
SSgA U.S. Government Money Market Fund	790,605	790,605
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,384,215)		1,384,215
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $124,479,856)		260,485,917
OTHER ASSETS AND LIABILITIES — (0.8)%		(2,127,069)
TOTAL NET ASSETS — 100.0%		$258,358,848

11

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	1,576,947	CHF	1,413,457	Credit Suisse AG	1/31/14	$ (7,887)
USD	51,598	CHF	45,775	Credit Suisse AG	1/31/14	272
USD	1,113,624	GBP	681,783	Credit Suisse AG	1/31/14	(15,165)
USD	28,085	GBP	17,176	Credit Suisse AG	1/31/14	(352)
USD	31,597	GBP	19,084	Credit Suisse AG	1/31/14	1
						$(23,131)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $124,479,856)	$260,485,917
Receivable for investments sold	364,661
Receivable for capital shares sold	2,895
Unrealized gain on forward foreign currency exchange contracts	273
Dividends and interest receivable	292,428
261,146,174

Liabilities
Payable for capital shares redeemed	2,540,925
Unrealized loss on forward foreign currency exchange contracts	23,404
Accrued management fees	177,012
Distribution fees payable	45,985
2,787,326

Net Assets	$258,358,848

Net Assets Consist of:
Capital (par value and paid-in surplus)	$128,754,861
Undistributed net investment income	689,380
Accumulated net realized loss	(7,069,591)
Net unrealized appreciation	135,984,198
$258,358,848

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$39,393,123	2,676,992	$14.72
Class II, $0.01 Par Value	$218,459,595	15,049,080	$14.52
Class III, $0.01 Par Value	$506,130	34,433	$14.70

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,885)	$3,230,972
Interest	792
3,231,764

Expenses:
Management fees	2,210,556
Distribution fees — Class II	517,521
Directors’ fees and expenses	15,394
Other expenses	2,468
2,745,939
Fees waived	(241,757)
2,504,182

Net investment income (loss)	727,582

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	40,811,140
Foreign currency transactions	(41,195)
40,769,945

Change in net unrealized appreciation (depreciation) on:
Investments	34,377,195
Translation of assets and liabilities in foreign currencies	(18,104)
34,359,091

Net realized and unrealized gain (loss)	75,129,036

Net Increase (Decrease) in Net Assets Resulting from Operations	$75,856,618

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$727,582	$1,060,149
Net realized gain (loss)	40,769,945	7,261,627
Change in net unrealized appreciation (depreciation)	34,359,091	22,488,501
Net increase (decrease) in net assets resulting from operations	75,856,618	30,810,277

Distributions to Shareholders
From net investment income:
Class I	(183,359)	—
Class II	(860,901)	—
Class III	(2,423)	—
Decrease in net assets from distributions	(1,046,683)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(49,589,485)	(21,668,164)

Redemption Fees
Increase in net assets from redemption fees	31	—

Net increase (decrease) in net assets	25,220,481	9,142,113

Net Assets
Beginning of period	233,138,367	223,996,254
End of period	$258,358,848	$233,138,367

Undistributed net investment income	$689,380	$1,049,676

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed;

16

trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their

17

technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.000% for Class I and Class III and from 0.800% to 0.900% for Class II. During the year ended December 31 2013, the investment advisor voluntarily agreed to waive 0.100% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2013 was $34,293, $207,009 and $455 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2013 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2013 was 0.90%, 0.80% and 0.90% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

18

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $81,750,081 and $131,096,781, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	506,832	$6,571,330	880,161	$9,128,767
Issued in reinvestment of distributions	16,014	183,359	—	—
Redeemed	(818,610)	(10,189,712)	(1,151,575)	(12,102,104)
	(295,764)	(3,435,023)	(271,414)	(2,973,337)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	1,712,490	21,627,305	3,071,618	32,012,802
Issued in reinvestment of distributions	76,186	860,901	—	—
Redeemed	(5,570,716)	(68,608,928)	(4,827,859)	(50,539,716)
	(3,782,040)	(46,120,722)	(1,756,241)	(18,526,914)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	5,587	70,561	6,667	69,643
Issued in reinvestment of distributions	212	2,423	—	—
Redeemed	(8,289)	(106,724)	(22,808)	(237,556)
	(2,490)	(33,740)	(16,141)	(167,913)
Net increase (decrease)	(4,080,294)	$(49,589,485)	(2,043,796)	$(21,668,164)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$253,745,346	$5,046,936	—
Exchange-Traded Funds	309,420	—	—
Temporary Cash Investments	790,605	593,610	—
	$254,845,371	$5,640,546	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$273	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(23,404)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $273 in unrealized gain on forward foreign currency exchange contracts and a liability of $23,404 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(40,703) in net realized gain (loss) on foreign currency transactions and $(19,343) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$1,046,683	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$127,410,916
Gross tax appreciation of investments	$133,152,781
Gross tax depreciation of investments	(77,780)
Net tax appreciation (depreciation) of investments	$133,075,001
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ 1,268
Net tax appreciation (depreciation)	$133,076,269
Undistributed ordinary income	$666,249
Accumulated short-term capital losses	$(4,138,531)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$10.80	0.05	3.94	3.99	(0.07)	$14.72	37.07%	0.91%	1.01%	0.42%	0.32%	34%	$39,393
2012	$9.48	0.06	1.26	1.32	—	$10.80	13.92%	0.97%	1.01%	0.57%	0.53%	20%	$32,105
2011	$9.38	0.02	0.08	0.10	—	$9.48	1.07%	1.01%	1.01%	0.16%	0.16%	13%	$30,743
2010	$8.12	0.02	1.28	1.30	(0.04)	$9.38	16.08%	1.02%	1.02%	0.21%	0.21%	28%	$33,473
2009	$6.06	0.04	2.04	2.08	(0.02)	$8.12	34.48%	1.01%	1.01%	0.61%	0.61%	50%	$31,366
Class II
2013	$10.65	0.03	3.89	3.92	(0.05)	$14.52	36.92%	1.06%	1.16%	0.27%	0.17%	34%	$218,460
2012	$9.36	0.04	1.25	1.29	—	$10.65	13.78%	1.12%	1.16%	0.42%	0.38%	20%	$200,635
2011	$9.28	—(3)	0.08	0.08	—	$9.36	0.86%	1.16%	1.16%	0.01%	0.01%	13%	$192,751
2010	$8.04	0.01	1.26	1.27	(0.03)	$9.28	15.82%	1.17%	1.17%	0.06%	0.06%	28%	$215,586
2009	$5.99	0.03	2.03	2.06	(0.01)	$8.04	34.52%	1.16%	1.16%	0.46%	0.46%	50%	$216,242

22

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class III
2013	$10.79	0.05	3.93	3.98	(0.07)	$14.70	37.02%	0.91%	1.01%	0.42%	0.32%	34%	$506
2012	$9.47	0.05	1.27	1.32	—	$10.79	13.94%	0.97%	1.01%	0.57%	0.53%	20%	$398
2011	$9.37	0.02	0.08	0.10	—	$9.47	1.07%	1.01%	1.01%	0.16%	0.16%	13%	$502
2010	$8.11	0.02	1.28	1.30	(0.04)	$9.37	16.10%	1.02%	1.02%	0.21%	0.21%	28%	$875
2009	$6.05	0.04	2.04	2.08	(0.02)	$8.11	34.54%	1.01%	1.01%	0.61%	0.61%	50%	$930

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Ultra Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,046,683, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2013 as qualified for the corporate dividends received deduction.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81033 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPIX	31.73%(1)(2)	15.68%(2)	7.44%	8.92%	5/1/96
Russell 3000 Value Index	—	32.69%	16.74%	7.65%	8.87%	—
S&P 500 Index	—	32.39%	17.93%	7.40%	8.02%	—
Class II	AVPVX	31.48%(1)(2)	15.50%(2)	7.28%	7.14%	8/14/01
Class III	AVPTX	31.73%(1)(2)	15.68%(2)	7.44%	7.56%	5/6/02

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

* Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.98%	1.13%	0.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, and Chad Baumler

Chad Baumler became co-portfolio manager of VP Value in February 2013. Previously, Mr. Baumler had been a senior investment analyst for the portfolio and has been a member of the VP Value team since 2007.

Performance Summary

VP Value returned 31.73%* for the 12 months ended December 31, 2013. By comparison, its benchmark, the Russell 3000 Value Index, returned 32.69%. The broader market, as measured by the S&P 500 Index, returned 32.39%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not.

Stocks recorded strong gains in 2013. As the Federal Reserve’s (Fed) bond-buying programs continued, investors embraced risk, as evidenced by the outperformance of riskier asset classes such as high-yield bonds and higher-beta stocks. (Higher-beta stocks are those that move more than the market, either up or down.) Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Earlier in the year, most higher-quality stocks came into favor and higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined as interest rates edged up. As the Fed sought to calm fears about the ending of stimulus measures, stocks rallied. In mid-August, stocks dropped sharply on positive economic data, which suggested the Fed might announce tapering as soon as September. However, the Fed sought to calm fears about the end of stimulus measures and in September, when the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. For 2013 overall, low-quality stocks outperformed high-quality stocks by a wide margin, and large-cap growth stocks outperformed large-cap value stocks. Both were negative headwinds to our investment style.

VP Value received positive results in absolute terms from all 10 sectors in which it was invested. Relative to the benchmark, investments in the energy, consumer discretionary, materials, and industrials sectors detracted. The portfolio benefited from positions in the financials, health care, and utilities sectors.

Energy Slowed Relative Performance

In the energy sector, the portfolio was hampered by its mix of integrated oil and gas companies. A top detractor was Imperial Oil, which we consider undervalued relative to its U.S. peers. This high-quality Canadian company was up less than 5% on flat oil prices and was unable to keep pace with the strong advance of the equity market. Going forward, we believe integrated oil and gas companies will benefit as spending shifts from exploration to production, which should increase free-cash flow.

Consumer Discretionary Detracted From Returns

An underweight position relative to the benchmark in the consumer discretionary sector detracted from relative performance. Security selection also dampened results. The portfolio was underweight media stocks, many of which

*	All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived.

5

generated strong returns as advertising spending—particularly by automobile companies—improved along with the U.S. economy.

Materials and Industrials Supplied Notable Detractors

In the materials sector, an investment in Barrick Gold detracted from relative returns. A sharp drop in gold prices during 2013 had the potential to negatively impact the gold producer’s profitability and free-cash flow.

In the industrials sector, an overweight position in Republic Services hindered performance. Although the waste management company reported solid third-quarter results and a positive outlook for the rest of 2013, it faces a number of challenges in 2014, including flat pricing—many of its contracts with municipalities link pricing to inflation, which has been muted—and higher cash taxes if bonus depreciation benefits expire.

Financials Contributed Positively

In the financials sector, the portfolio’s underweight position in REITs added to relative results. In general, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate and credit-spread environment. As interest rates increased, the REITs industry underperformed. An overweight position in Charles Schwab was advantageous. As interest rates increased, it seemed likely that Charles Schwab would move closer to its normalized earnings power as its net interest margin expands.

Health Care Was a Source of Strength

The portfolio’s position in the health care sector boosted results. The portfolio was overweight health care equipment companies, largely because we expect utilization rates to increase as the U.S. economy improves and the Affordable Care Act is fully implemented. Many of these names performed well on improved earnings. A top contributor was Boston Scientific, which develops and manufactures medical devices used in a broad range of interventional medical specialties.

An Underweight in Utilities Added to Relative Results

An underweight position in utilities added to relative performance. For some time, we have considered many of these stocks overvalued. This position contributed positively to results as interest rates began to increase and utilities, which are sensitive to changes in rates, posted the second-weakest performance in the benchmark.

The utilities sector also supplied a key detractor. The portfolio was hampered by an overweight position in PG&E. Charges from a pipeline accident continue to weigh on the company’s bottom line in the form of fines, legal expenses, and potential liability.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2013, we see opportunities in energy, health care, consumer staples, and industrials, as reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, materials, consumer discretionary, and utilities stocks.

6

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.3%
General Electric Co.	3.1%
Chevron Corp.	3.1%
Wells Fargo & Co.	2.9%
Pfizer, Inc.	2.8%
Procter & Gamble Co. (The)	2.6%
Northern Trust Corp.	2.4%
Imperial Oil Ltd.	2.2%
Republic Services, Inc.	2.2%
Merck & Co., Inc.	2.0%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	18.0%
Pharmaceuticals	7.9%
Commercial Banks	7.1%
Health Care Equipment and Supplies	4.8%
Commercial Services and Supplies	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.8%
Foreign Common Stocks*	6.7%
Total Common Stocks	98.5%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.3%
* Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 – 12/31/13	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,128.70	$4.72	0.88%
Class I (before waiver)	$1,000	$1,128.70(2)	$5.20	0.97%
Class II (after waiver)	$1,000	$1,127.60	$5.52	1.03%
Class II (before waiver)	$1,000	$1,127.60(2)	$6.01	1.12%
Class III (after waiver)	$1,000	$1,128.70	$4.72	0.88%
Class III (before waiver)	$1,000	$1,128.70(2)	$5.20	0.97%
Hypothetical
Class I (after waiver)	$1,000	$1,020.77	$4.48	0.88%
Class I (before waiver)	$1,000	$1,020.32	$4.94	0.97%
Class II (after waiver)	$1,000	$1,020.01	$5.24	1.03%
Class II (before waiver)	$1,000	$1,019.56	$5.70	1.12%
Class III (after waiver)	$1,000	$1,020.77	$4.48	0.88%
Class III (before waiver)	$1,000	$1,020.32	$4.94	0.97%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 98.5%
AEROSPACE AND DEFENSE — 1.2%
Boeing Co. (The)	7,071	$ 965,121
General Dynamics Corp.	48,700	4,653,285
Northrop Grumman Corp.	10,847	1,243,175
Rockwell Collins, Inc.	21,770	1,609,238
Textron, Inc.	90,570	3,329,353
		11,800,172
AIR FREIGHT AND LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	27,913	2,933,098
AIRLINES — 0.7%
Japan Airlines Co. Ltd.	42,081	2,076,168
Southwest Airlines Co.	218,298	4,112,735
		6,188,903
AUTOMOBILES — 1.2%
General Motors Co.(1)	115,961	4,739,326
Honda Motor Co., Ltd.	91,400	3,769,593
Toyota Motor Corp.	42,300	2,574,059
		11,082,978
BEVERAGES — 0.5%
Dr Pepper Snapple Group, Inc.	106,542	5,190,726
CAPITAL MARKETS — 4.6%
Charles Schwab Corp. (The)	147,312	3,830,112
Franklin Resources, Inc.	17,968	1,037,293
Goldman Sachs Group, Inc. (The)	44,010	7,801,213
LPL Financial Holdings, Inc.	91,636	4,309,641
Northern Trust Corp.	364,323	22,547,950
State Street Corp.	52,506	3,853,415
		43,379,624
COMMERCIAL BANKS — 7.1%
Commerce Bancshares, Inc.	125,511	5,636,699
Cullen/Frost Bankers, Inc.	70,853	5,273,589
PNC Financial Services Group, Inc. (The)	194,836	15,115,377
U.S. Bancorp	338,009	13,655,563
Wells Fargo & Co.	604,432	27,441,213
		67,122,441
COMMERCIAL SERVICES AND SUPPLIES — 4.8%
ADT Corp. (The)	202,251	8,185,098
Republic Services, Inc.	639,412	21,228,479
Tyco International Ltd.	213,903	8,778,579
Waste Management, Inc.	169,822	7,619,913
		45,812,069
COMMUNICATIONS EQUIPMENT — 2.2%
Cisco Systems, Inc.	700,168	15,718,771
F5 Networks, Inc.(1)	16,330	1,483,744
QUALCOMM, Inc.	47,040	3,492,720
		20,695,235
COMPUTERS AND PERIPHERALS — 3.6%
Apple, Inc.	23,381	13,119,313
Diebold, Inc.	63,054	2,081,412
EMC Corp.	277,285	6,973,718
Hewlett-Packard Co.	164,687	4,607,942
QLogic Corp.(1)	174,461	2,063,874
SanDisk Corp.	24,790	1,748,687
Western Digital Corp.	46,031	3,862,001
		34,456,947
CONTAINERS AND PACKAGING — 0.6%
Bemis Co., Inc.	65,718	2,691,809
Sonoco Products Co.	61,563	2,568,409
		5,260,218
DIVERSIFIED FINANCIAL SERVICES — 3.0%
Berkshire Hathaway, Inc., Class A(1)	55	9,784,500
JPMorgan Chase & Co.	313,390	18,327,047
		28,111,547
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.5%
AT&T, Inc.	532,477	18,721,891
CenturyLink, Inc.	150,044	4,778,902
		23,500,793
ELECTRIC UTILITIES — 3.0%
Great Plains Energy, Inc.	353,208	8,561,762
Southern Co.	63,555	2,612,746
Westar Energy, Inc.	266,613	8,576,940
Xcel Energy, Inc.	320,176	8,945,718
		28,697,166
ENERGY EQUIPMENT AND SERVICES — 0.2%
Cameron International Corp.(1)	31,660	1,884,720
FOOD AND STAPLES RETAILING — 1.7%
CVS Caremark Corp.	50,743	3,631,677
Sysco Corp.	169,148	6,106,243
Wal-Mart Stores, Inc.	87,031	6,848,469
		16,586,389
FOOD PRODUCTS — 2.8%
ConAgra Foods, Inc.	75,550	2,546,035
General Mills, Inc.	51,760	2,583,342
Hillshire Brands Co.	144,235	4,823,218
Kellogg Co.	55,858	3,411,248

10

Shares	Value
Mondelez International, Inc. Class A	273,850	$ 9,666,905
Unilever CVA	87,560	3,526,356
		26,557,104
GAS UTILITIES — 0.4%
Laclede Group, Inc. (The)	74,890	3,410,491
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.8%
Becton Dickinson and Co.	35,149	3,883,613
Boston Scientific Corp.(1)	479,674	5,765,682
CareFusion Corp.(1)	328,795	13,092,617
Medtronic, Inc.	195,343	11,210,735
Stryker Corp.	93,596	7,032,803
Zimmer Holdings, Inc.	53,622	4,997,034
		45,982,484
HEALTH CARE PROVIDERS AND SERVICES — 2.4%
LifePoint Hospitals, Inc.(1)	127,229	6,722,780
Quest Diagnostics, Inc.	52,930	2,833,872
UnitedHealth Group, Inc.	123,428	9,294,129
WellPoint, Inc.	37,890	3,500,657
		22,351,438
HOTELS, RESTAURANTS AND LEISURE — 1.8%
Carnival Corp.	112,238	4,508,600
International Game Technology	242,956	4,412,081
International Speedway Corp., Class A	146,098	5,185,018
Speedway Motorsports, Inc.	157,236	3,121,135
		17,226,834
HOUSEHOLD PRODUCTS — 2.6%
Procter & Gamble Co. (The)	307,070	24,998,569
INDUSTRIAL CONGLOMERATES — 3.9%
General Electric Co.	1,040,120	29,154,563
Koninklijke Philips Electronics NV	202,265	7,414,127
		36,568,690
INSURANCE — 4.1%
ACE Ltd.	63,037	6,526,221
Aflac, Inc.	59,240	3,957,232
Chubb Corp. (The)	45,991	4,444,110
HCC Insurance Holdings, Inc.	102,609	4,734,379
Marsh & McLennan Cos., Inc.	83,877	4,056,292
MetLife, Inc.	124,572	6,716,922
Reinsurance Group of America, Inc.	75,046	5,809,311
Travelers Cos., Inc. (The)	30,925	2,799,949
Unum Group	8,282	290,533
		39,334,949
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Agilent Technologies, Inc.	24,639	1,409,104
MACHINERY — 0.2%
Woodward, Inc.	35,550	1,621,435
MEDIA — 0.4%
Walt Disney Co. (The)	46,910	3,583,924
METALS AND MINING — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	101,255	3,821,363
Newmont Mining Corp.	72,492	1,669,491
		5,490,854
MULTI-UTILITIES — 1.1%
PG&E Corp.	270,855	10,910,039
MULTILINE RETAIL — 0.6%
Target Corp.	91,192	5,769,718
OIL, GAS AND CONSUMABLE FUELS — 18.0%
Apache Corp.	110,033	9,456,236
Chevron Corp.	232,128	28,995,108
Devon Energy Corp.	122,508	7,579,570
El Paso Pipeline Partners LP	78,230	2,816,280
Exxon Mobil Corp.	400,359	40,516,331
Imperial Oil Ltd.	481,123	21,305,743
Occidental Petroleum Corp.	182,236	17,330,643
Peabody Energy Corp.	141,079	2,755,273
Royal Dutch Shell plc, Class A	68,170	2,429,408
Southwestern Energy Co.(1)	214,005	8,416,817
Total SA	279,800	17,140,518
Ultra Petroleum Corp.(1)	279,218	6,045,070
Williams Partners LP	122,665	6,238,742
		171,025,739
PHARMACEUTICALS — 7.9%
Eli Lilly & Co.	58,451	2,981,001
Hospira, Inc.(1)	133,522	5,511,788
Johnson & Johnson	208,516	19,097,980
Mallinckrodt plc(1)	41,650	2,176,629
Merck & Co., Inc.	386,269	19,332,764
Pfizer, Inc.	856,880	26,246,234
		75,346,396
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
Annaly Capital Management, Inc.	520,346	5,187,850
Capstead Mortgage Corp.	196,040	2,368,163
Corrections Corp. of America	189,541	6,078,580
Empire State Realty Trust, Inc.	272,836	4,174,391
Piedmont Office Realty Trust, Inc., Class A	379,127	6,263,178
		24,072,162

11

Shares	Value
ROAD AND RAIL — 0.9%
Heartland Express, Inc.	233,198	$ 4,575,345
Werner Enterprises, Inc.	164,856	4,076,889
		8,652,234
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.1%
Applied Materials, Inc.	436,907	7,728,885
Intel Corp.	579,666	15,048,129
Maxim Integrated Products, Inc.	108,050	3,015,675
Teradyne, Inc.(1)	210,261	3,704,799
		29,497,488
SOFTWARE — 0.9%
Microsoft Corp.	77,468	2,899,627
NICE Systems Ltd. ADR	70,993	2,907,874
Oracle Corp.	67,316	2,575,510
		8,383,011
SPECIALTY RETAIL — 1.4%
Bed Bath & Beyond, Inc.(1)	16,668	1,338,440
CST Brands, Inc.	102,220	3,753,519
Lowe’s Cos., Inc.	167,611	8,305,125
		13,397,084
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Coach, Inc.	36,912	2,071,871
THRIFTS AND MORTGAGE FINANCE — 0.6%
People’s United Financial, Inc.	346,670	5,241,650
TOTAL COMMON STOCKS (Cost $700,305,298)		935,606,294
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%, 12/31/14, valued at $1,916,924), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $1,879,874)		1,879,874
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $2,301,410), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $2,255,849)		2,255,849
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $843,596), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $827,145)		827,145
SSgA U.S. Government Money Market Fund	6,609,843	6,609,843
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,572,711)		11,572,711
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $711,878,009)		947,179,005
OTHER ASSETS AND LIABILITIES — 0.3%		2,558,328
TOTAL NET ASSETS — 100.0%		$949,737,333

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	15,641,264	CAD	16,753,906	JPMorgan Chase Bank N.A.	1/31/14	$(119,937)
USD	21,560,816	EUR	15,785,351	UBS AG	1/31/14	(154,796)
USD	796,293	EUR	581,663	UBS AG	1/31/14	(3,889)
USD	5,995,268	JPY	626,355,645	Credit Suisse AG	1/31/14	46,863
USD	210,441	JPY	21,956,355	Credit Suisse AG	1/31/14	1,925
						$(229,834)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CVA = Certificaten Van Aandelen

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $711,878,009)	$947,179,005
Foreign currency holdings, at value (cost of $172,304)	171,190
Receivable for investments sold	6,372,070
Receivable for capital shares sold	185,817
Unrealized gain on forward foreign currency exchange contracts	48,788
Dividends and interest receivable	2,064,192
956,021,062

Liabilities
Payable for investments purchased	4,624,036
Payable for capital shares redeemed	625,736
Unrealized loss on forward foreign currency exchange contracts	278,622
Accrued management fees	649,242
Distribution fees payable	106,093
6,283,729

Net Assets	$949,737,333

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,050,788,715
Undistributed net investment income	1,959,350
Accumulated net realized loss	(338,080,666)
Net unrealized appreciation	235,069,934
$949,737,333

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$430,391,732	50,946,458	$8.45
Class II, $0.01 Par Value	$508,757,431	60,161,790	$8.46
Class III, $0.01 Par Value	$10,588,170	1,253,395	$8.45

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $242,705)	$23,332,393
Interest	5,181
23,337,574

Expenses:
Management fees	7,970,546
Distribution fees - Class II	1,166,186
Directors’ fees and expenses	45,569
Other expenses	38
9,182,339
Fees waived	(786,542)
8,395,797

Net investment income (loss)	14,941,777

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	91,567,306
Foreign currency transactions	2,058,645
93,625,951

Change in net unrealized appreciation (depreciation) on:
Investments	128,133,917
Translation of assets and liabilities in foreign currencies	(569,168)
127,564,749

Net realized and unrealized gain (loss)	221,190,700

Net Increase (Decrease) in Net Assets Resulting from Operations	$236,132,477

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$14,941,777	$12,824,125
Net realized gain (loss)	93,625,951	16,729,876
Change in net unrealized appreciation (depreciation)	127,564,749	74,388,038
Net increase (decrease) in net assets resulting from operations	236,132,477	103,942,039

Distributions to Shareholders
From net investment income:
Class I	(6,577,276)	(6,921,223)
Class II	(6,986,297)	(7,141,041)
Class III	(137,827)	(123,634)
Decrease in net assets from distributions	(13,701,400)	(14,185,898)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(41,768,621)	(72,163,943)

Redemption Fees
Increase in net assets from redemption fees	6,216	568

Net increase (decrease) in net assets	180,668,672	17,592,766

Net Assets
Beginning of period	769,068,661	751,475,895
End of period	$949,737,333	$769,068,661

Undistributed net investment income	$1,959,350	$520,591

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment

16

include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their

17

technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. During the year ended December 31, 2013, the investment advisor voluntarily agreed to waive 0.09% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2013 was $359,426, $419,827 and $7,289 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2013 was 0.97%, 0.87% and 0.97% for Class I, Class II and Class III, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2013 was 0.88%, 0.78% and 0.88% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

18

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $433,457,863 and $470,893,982, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	7,409,923	$56,339,682	7,559,025	$47,293,314
Issued in reinvestment of distributions	847,721	6,577,276	1,090,770	6,921,223
Redeemed	(11,735,621)	(89,201,132)	(16,694,239)	(103,787,056)
	(3,477,977)	(26,284,174)	(8,044,444)	(49,572,519)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	5,442,726	41,613,148	5,789,873	36,272,754
Issued in reinvestment of distributions	899,898	6,986,297	1,123,509	7,141,041
Redeemed	(8,716,203)	(66,491,138)	(10,396,379)	(65,347,048)
	(2,373,579)	(17,891,693)	(3,482,997)	(21,933,253)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	558,340	4,297,923	316,567	1,951,773
Issued in reinvestment of distributions	17,660	137,827	19,471	123,634
Redeemed	(266,893)	(2,028,504)	(437,338)	(2,733,578)
	309,107	2,407,246	(101,300)	(658,171)
Net increase (decrease)	(5,542,449)	$(41,768,621)	(11,628,741)	$(72,163,943)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$875,370,322	$60,235,972	—
Temporary Cash Investments	6,609,843	4,962,868	—
	$881,980,165	$65,198,840	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$48,788	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(278,622)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $48,788 in unrealized gain on forward foreign currency exchange contracts and a liability of $278,622 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,081,532 in net realized gain (loss) on foreign currency transactions and $(572,658) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$13,701,400	$14,185,898
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$739,225,433
Gross tax appreciation of investments	$213,651,843
Gross tax depreciation of investments	(5,698,271)
Net tax appreciation (depreciation) of investments	$207,953,572
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$ (1,228)
Net tax appreciation (depreciation)	$207,952,344
Undistributed ordinary income	$1,959,350
Accumulated short-term capital losses	$(310,963,076)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(90,917,737) and $(220,045,339) expire in 2016 and 2017, respectively.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$6.52	0.14	1.92	2.06	(0.13)	$8.45	31.73%	0.88%	0.97%	1.79%	1.70%	51%	$430,392
2012	$5.80	0.11	0.73	0.84	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$354,809
2011	$5.86	0.10	(0.04)	0.06	(0.12)	$5.80	1.01%	0.98%	0.98%	1.74%	1.74%	67%	$362,221
2010	$5.28	0.12	0.58	0.70	(0.12)	$5.86	13.42%	0.98%	0.98%	2.16%	2.16%	69%	$385,638
2009	$4.68	0.11	0.75	0.86	(0.26)	$5.28	19.86%	0.97%	0.97%	2.31%	2.31%	54%	$673,058
Class II
2013	$6.53	0.12	1.92	2.04	(0.11)	$8.46	31.48%	1.03%	1.12%	1.64%	1.55%	51%	$508,757
2012	$5.80	0.10	0.74	0.84	(0.11)	$6.53	14.58%	1.09%	1.13%	1.59%	1.55%	47%	$408,104
2011	$5.86	0.09	(0.04)	0.05	(0.11)	$5.80	0.86%	1.13%	1.13%	1.59%	1.59%	67%	$383,192
2010	$5.29	0.11	0.57	0.68	(0.11)	$5.86	13.04%	1.13%	1.13%	2.01%	2.01%	69%	$409,296
2009	$4.68	0.10	0.76	0.86	(0.25)	$5.29	19.72%	1.12%	1.12%	2.16%	2.16%	54%	$480,382
Class III
2013	$6.52	0.14	1.92	2.06	(0.13)	$8.45	31.73%	0.88%	0.97%	1.79%	1.70%	51%	$10,588
2012	$5.80	0.11	0.73	0.84	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$6,156
2011	$5.86	0.10	(0.04)	0.06	(0.12)	$5.80	1.01%	0.98%	0.98%	1.74%	1.74%	67%	$6,063
2010	$5.28	0.12	0.58	0.70	(0.12)	$5.86	13.42%	0.98%	0.98%	2.16%	2.16%	69%	$7,984
2009	$4.68	0.11	0.75	0.86	(0.26)	$5.28	19.86%	0.97%	0.97%	2.31%	2.31%	54%	$6,049

22

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15)registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $13,701,400, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2013 as qualified for the corporate dividends received deduction.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81030 1402

ANNUAL REPORT	DECEMBER 31, 2013

VP VistaSM Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Co-Chief Investment Officer

Fed Stimulus, Economic Gains Triggered Strong Rally

U.S. stock market performance remained robust during the 12-month period ended December 31, 2013, with most major indices posting gains well in excess of 30%. Despite concerns about weak global growth and periodic bouts of domestic fiscal and monetary policy uncertainty, investors largely focused on continued central bank bond buying, marginally improving economic data, and relatively healthy corporate earnings.

The period began on a relatively upbeat note, as Congressional action ensured the U.S. economy wouldn’t fall off the fiscal cliff. The removal of this uncertainty allowed investors to refocus on economic data, particularly robust housing market gains, and solid corporate fundamentals. In addition, the Federal Reserve’s (the Fed’s) ongoing quantitative easing (QE) program continued to support the stock market’s upward climb.

By the spring, the improving economic backdrop sparked fears the Fed would end QE sooner than expected. The Fed helped fuel those fears with a series of comments on a potential taper timetable, and volatility ensued. But by September Fed policymakers announced they would delay the taper until economic gains appeared more sustainable.

Markets Overcame Fed Taper Talk

Despite brief taper-inspired setbacks in June and August, stocks continued their upward surge on positive manufacturing, housing, employment, and corporate earnings data—factors that finally encouraged the Fed to pull the taper trigger. Following its December policy meeting, the Fed announced it would begin reducing its monthly bond buying by $10 billion to $75 billion in January, with future tapering to remain data dependent.

Whereas the prospect of Fed tapering sent the financial markets into a frenzy earlier in the year, the Fed’s decision to finally begin scaling back its monthly bond buying program had a less-dramatic effect on the markets late in the year. With economic data generally improving during the final months of 2013, most investors assumed the taper would happen sooner rather than later. Also, the relatively modest announcement helped reassure investors the reduction in stimulus would be gradual.

U.S. Stock Index Returns
For the 12 months ended December 31, 2013
Russell 1000 Index (Large-Cap)	33.11%	Russell 2000 Index (Small-Cap)	38.82%
Russell 1000 Growth Index	33.49%	Russell 2000 Growth Index	43.30%
Russell 1000 Value Index	32.53%	Russell 2000 Value Index	34.52%
Russell Midcap Index	34.76%
Russell Midcap Growth Index	35.74%
Russell Midcap Value Index	33.46%

2

Performance

Total Returns as of December 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVSIX	30.17%(1)	16.02%	7.48%	7.36%	10/5/01
Russell Midcap Growth Index	—	35.74%	23.36%	9.76%	9.89%	—
Class II	APVTX	30.00%(1)	15.85%	—	7.51%	4/29/05

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2003

Total Annual Fund Operating Expenses
Class I	Class II
1.00%	1.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Effective October 11, 2013, David Hollond and Greg Walsh became the portfolio managers of the fund.

Performance Summary

VP Vista returned 30.17%* for the 12 months ended December 31, 2013, lagging the 35.74% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity indices generally gained during the reporting period. Price momentum and acceleration, two factors that the VP Vista team looks for in portfolio holdings, came in and out of favor during the course of the reporting period.

Although VP Vista delivered solid gains and derived positive results from each sector in which it invested, its returns trailed those of the benchmark. Within the portfolio, stock decisions in the consumer discretionary, health care, consumer staples, and energy sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the financials sector contributed to relative returns.

Consumer Discretionary, Health Care Detracted

Within the consumer discretionary sector, it hurt relative returns to be underrepresented in Netflix, as the company achieved higher-than-expected subscriber growth and exceeded analysts’ expectations for earnings.

In the household durables group, a position in Toll Brothers detracted as rising interest rates resulted in slowing housing demand. Elsewhere in the sector, positioning in the media group and the hotels, restaurants, and leisure group detracted.

The largest detractor in the health care sector was pharmacy benefit manager Catamaran. The company lost some of its legacy business, as Walgreens shifted its employees to a private exchange rather than provide coverage options. However, Walgreens was a small, and less profitable, part of Catamaran’s customer base. Concerns also arose over the company’s contract with Cigna, which was eventually renewed, in addition to the impact private health care exchanges may have on pharmacy benefit managers like Catamaran. Elsewhere in the sector, positioning in the biotechnology industry group detracted.

Consumer Staples, Energy Lagged

Positioning in the consumer staples sector hurt results versus the benchmark. In the sector, stock decisions in the food and staples retailing group and the food products group detracted from relative results.

In the energy sector, an underweight position in shares of Pioneer Natural Resources detracted as the company’s share price gained considerably. Investors are looking more favorably at shale again and the company has a strong presence in the Permian Basin.

*All fund returns referenced in this commentary are for Class I shares.

5

In terms of individual holdings, software developer Electronic Arts was the largest detractor in the portfolio. Sales of new games that were released in the third quarter came in below expectations, largely because they were released prior to a new console cycle. However, those sales levels improved following the launch of new consoles. The company’s stock price had risen in anticipation of the launch, and then sold off. The investment team continues to favor the company and believes the share price decline was merely a timing issue surrounding the console cycle.

Financials Led Contributors

In the financials sector, the portfolio was rewarded for an overweight position in capital markets firm Affiliated Managers Group. The money manager contributed as it gained market share, exhibited strong asset flow in all areas of its business, achieved positive performance in its portfolios, and experienced good acceleration in its pipeline of acquisitions. Elsewhere in the sector, the portfolio was underrepresented in real estate investment trusts. This decision helped relative performance, as the industry group underperformed in the benchmark as interest rates rose.

In terms of individual contributors, Alliance Data Systems was VP Vista’s top contributing security. The provider of loyalty programs and marketing solutions performed well as it exhibited solid receivables growth.

Outlook

VP Vista’s investment process focuses on medium-sized and smaller companies with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. During the reporting period, the environment for this process came in and out of favor. The investment team believes that active investing in such companies will generate attractive absolute and relative investment performance over time.

Pursuant to an agreement and plan of reorganization approved by its Board of Directors, the net assets of the VP Vista Fund will be transferred to the American Century VP Capital Appreciation Fund in exchange for shares of the VP Capital Appreciation Fund.

The reorganization is expected to be effective on April 25, 2014, as of the close of the New York Stock Exchange. VP Vista’s shareholders will receive shares of equal value of VP Capital Appreciation on a tax-free basis in exchange for their shares of VP Vista. The two funds’ investment objectives and strategies are substantially similar and their total expense ratios are expected to be the same. The value of a shareholder’s account will not change as a result of the transaction.

6

Fund Characteristics

DECEMBER 31, 2013
Top Ten Holdings	% of net assets
Electronic Arts, Inc.	3.0%
Alliance Data Systems Corp.	2.9%
Canadian Pacific Railway Ltd. New York Shares	2.7%
SBA Communications Corp., Class A	2.7%
Kansas City Southern	2.2%
Actavis plc	2.0%
Affiliated Managers Group, Inc.	2.0%
LinkedIn Corp., Class A	2.0%
Constellation Brands, Inc., Class A	1.8%
Tractor Supply Co.	1.7%

Top Five Industries	% of net assets
Specialty Retail	8.4%
Software	6.5%
Road and Rail	4.9%
Textiles, Apparel and Luxury Goods	4.6%
Machinery	4.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	93.1%
Foreign Common Stocks*	6.5%
Total Common Stocks	99.6%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.2)%

* Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period(1) 7/1/13 - 12/31/13	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,166.90	$5.46	1.00%
Class II	$1,000	$1,165.80	$6.28	1.15%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
Class II	$1,000	$1,019.41	$5.85	1.15%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2013

	Shares	Value
Common Stocks — 99.6%
AEROSPACE AND DEFENSE — 1.3%
Alliant Techsystems, Inc.	1,473	$179,235
B/E Aerospace, Inc.(1)	3,740	325,492
		504,727
AUTO COMPONENTS — 1.3%
BorgWarner, Inc.	8,886	496,816
AUTOMOBILES — 1.6%
Harley-Davidson, Inc.	6,285	435,173
Tesla Motors, Inc.(1)	1,029	154,741
		589,914
BEVERAGES — 2.6%
Brown-Forman Corp., Class B	3,950	298,502
Constellation Brands, Inc., Class A(1)	9,690	681,982
		980,484
BIOTECHNOLOGY — 2.6%
Aegerion Pharmaceuticals, Inc.(1)	1,900	134,824
BioMarin Pharmaceutical, Inc.(1)	3,660	257,188
Grifols SA	3,050	145,870
Incyte Corp. Ltd.(1)	3,620	183,281
Pharmacyclics, Inc.(1)	800	84,624
Regeneron Pharmaceuticals, Inc.(1)	669	184,135
		989,922
BUILDING PRODUCTS — 2.6%
Fortune Brands Home & Security, Inc.	11,361	519,197
Lennox International, Inc.	5,246	446,225
		965,422
CAPITAL MARKETS — 3.2%
Affiliated Managers Group, Inc.(1)	3,534	766,454
KKR & Co. LP	8,119	197,617
Lazard Ltd. Class A	5,160	233,851
		1,197,922
CHEMICALS — 3.2%
FMC Corp.	6,552	494,414
Sherwin-Williams Co. (The)	2,625	481,687
Westlake Chemical Corp.	1,812	221,191
		1,197,292
COMMERCIAL BANKS — 1.9%
East West Bancorp., Inc.	7,250	253,533
SVB Financial Group(1)	4,270	447,752
		701,285
COMMERCIAL SERVICES AND SUPPLIES — 1.5%
KAR Auction Services, Inc.	6,860	202,713
Stericycle, Inc.(1)	2,960	343,863
		546,576
COMMUNICATIONS EQUIPMENT — 0.6%
Palo Alto Networks, Inc.(1)	3,640	209,191
COMPUTERS AND PERIPHERALS — 1.3%
NetApp, Inc.	11,543	474,879
CONSTRUCTION AND ENGINEERING — 3.0%
Chicago Bridge & Iron Co. NV New York Shares	2,703	224,727
MasTec, Inc.(1)	12,627	413,155
Quanta Services, Inc.(1)	14,883	469,708
		1,107,590
CONSUMER FINANCE — 1.1%
Discover Financial Services	7,233	404,686
CONTAINERS AND PACKAGING — 0.2%
Rock Tenn Co., Class A	700	73,507
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
tw telecom, inc., Class A(1)	10,700	326,029
ELECTRICAL EQUIPMENT — 0.8%
Acuity Brands, Inc.	2,700	295,164
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
FLIR Systems, Inc.	5,730	172,473
ENERGY EQUIPMENT AND SERVICES — 1.2%
Dril-Quip, Inc.(1)	2,490	273,726
Frank’s International NV	7,240	195,480
		469,206
FOOD AND STAPLES RETAILING — 3.3%
Costco Wholesale Corp.	4,990	593,860
United Natural Foods, Inc.(1)	520	39,203
Whole Foods Market, Inc.	10,570	611,263
		1,244,326
FOOD PRODUCTS — 0.6%
Hain Celestial Group, Inc. (The)(1)	2,674	242,746
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.1%
Cooper Cos., Inc. (The)	2,626	325,204
Teleflex, Inc.	4,900	459,914
		785,118

9

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 1.8%
AmerisourceBergen Corp.	2,260	$158,901
Catamaran Corp.(1)	10,827	514,066
		672,967
HEALTH CARE TECHNOLOGY — 1.0%
Cerner Corp.(1)	4,526	252,279
Medidata Solutions, Inc.(1)	2,161	130,892
		383,171
HOTELS, RESTAURANTS AND LEISURE — 2.8%
Chipotle Mexican Grill, Inc.(1)	750	399,585
Noodles & Co.(1)	5,445	195,584
Wyndham Worldwide Corp.	6,423	473,311
		1,068,480
HOUSEHOLD DURABLES — 0.6%
Mohawk Industries, Inc.(1)	1,513	225,286
HOUSEHOLD PRODUCTS — 1.2%
Church & Dwight Co., Inc.	6,919	458,591
INTERNET AND CATALOG RETAIL — 3.0%
Ctrip.com International Ltd. ADR(1)	3,610	179,128
Netflix, Inc.(1)	610	224,584
priceline.com, Inc.(1)	310	360,344
TripAdvisor, Inc.(1)	4,270	353,684
		1,117,740
INTERNET SOFTWARE AND SERVICES — 2.9%
CoStar Group, Inc.(1)	1,539	284,069
LinkedIn Corp., Class A(1)	3,379	732,668
Xoom Corp.(1)	2,180	59,667
		1,076,404
IT SERVICES — 2.9%
Alliance Data Systems Corp.(1)	4,154	1,092,211
LEISURE EQUIPMENT AND PRODUCTS — 0.5%
Polaris Industries, Inc.	1,310	190,788
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Covance, Inc.(1)	4,610	405,957
MACHINERY — 4.5%
Flowserve Corp.	6,470	510,030
Middleby Corp.(1)	1,840	441,545
Pentair Ltd.	4,530	351,845
WABCO Holdings, Inc.(1)	4,310	402,597
		1,706,017
MEDIA — 2.7%
AMC Networks, Inc.(1)	3,560	242,471
Discovery Communications, Inc. Class A(1)	6,536	590,985
Lions Gate Entertainment Corp.	5,830	184,578
		1,018,034
OIL, GAS AND CONSUMABLE FUELS — 3.3%
Antero Resources Corp.(1)	3,320	210,621
Cabot Oil & Gas Corp.	7,336	284,343
Concho Resources, Inc.(1)	4,770	515,160
Oasis Petroleum, Inc.(1)	4,600	216,062
		1,226,186
PHARMACEUTICALS — 4.1%
Actavis plc(1)	4,569	767,592
Perrigo Co. plc	2,369	363,547
Zoetis, Inc.	12,870	420,720
		1,551,859
ROAD AND RAIL — 4.9%
Canadian Pacific Railway Ltd. New York Shares	6,810	1,030,489
Kansas City Southern	6,520	807,372
		1,837,861
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
ARM Holdings plc	13,077	237,987
NXP Semiconductor NV(1)	6,950	319,213
Xilinx, Inc.	10,218	469,211
		1,026,411
SOFTWARE — 6.5%
CommVault Systems, Inc.(1)	4,505	337,334
Electronic Arts, Inc.(1)	49,760	1,141,495
NetSuite, Inc.(1)	5,533	570,010
Splunk, Inc.(1)	5,660	388,672
		2,437,511
SPECIALTY RETAIL — 8.4%
DSW, Inc., Class A	5,198	222,111
GameStop Corp., Class A	5,760	283,738
GNC Holdings, Inc. Class A	5,214	304,758
Lumber Liquidators Holdings, Inc.(1)	4,566	469,796
O’Reilly Automotive, Inc.(1)	3,664	471,593
Restoration Hardware Holdings, Inc.(1)	2,700	181,710
Ross Stores, Inc.	6,494	486,595
Tractor Supply Co.	7,999	620,562
Ulta Salon Cosmetics & Fragrance, Inc.(1)	1,180	113,894
		3,154,757
TEXTILES, APPAREL AND LUXURY GOODS — 4.6%
Fifth & Pacific Cos., Inc.(1)	5,840	187,289
Hanesbrands, Inc.	6,556	460,690
Michael Kors Holdings Ltd.(1)	4,437	360,240
PVH Corp.	2,477	336,922
Under Armour, Inc. Class A(1)	4,268	372,596
		1,717,737

10

Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 2.7%
SBA Communications Corp., Class A(1)	11,175	$1,003,962
TOTAL COMMON STOCKS (Cost $28,222,473)		37,347,205
Temporary Cash Investments — 0.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 2.625%, 12/31/14, valued at $39,329), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $38,569)		38,569
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/15, valued at $47,218), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $46,283)		46,283
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 3/6/14, valued at $17,308), in a joint trading account at 0.00%, dated 12/31/13, due 1/2/14 (Delivery value $16,970)		$16,970
SSgA U.S. Government Money Market Fund	135,613	135,613
TOTAL TEMPORARY CASH INVESTMENTS (Cost $237,435)		237,435
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $28,459,908)		37,584,640
OTHER ASSETS AND LIABILITIES — (0.2)%		(64,913)
TOTAL NET ASSETS — 100.0%		$37,519,727

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	128,096	EUR	93,783	UBS AG	1/31/14	$(920)
USD	203,005	GBP	124,284	Credit Suisse AG	1/31/14	(2,764)
USD	10,403	GBP	6,355	Credit Suisse AG	1/31/14	(120)
						$(3,804)

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2013
Assets
Investment securities, at value (cost of $28,459,908)	$37,584,640
Foreign currency holdings, at value (cost of $1,307)	1,383
Receivable for investments sold	13,458
Receivable for capital shares sold	20,426
Dividends and interest receivable	14,910
37,634,817

Liabilities
Payable for investments purchased	64,544
Payable for capital shares redeemed	15,492
Unrealized loss on forward foreign currency exchange contracts	3,804
Accrued management fees	31,168
Distribution fees payable	82
115,090

Net Assets	$37,519,727

Net Assets Consist of:
Capital (par value and paid-in surplus)	$29,202,538
Accumulated net investment loss	(4,136)
Accumulated net realized loss	(800,723)
Net unrealized appreciation	9,122,048
$37,519,727

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$37,124,300	1,639,339	$22.65
Class II, $0.01 Par Value	$395,427	17,688	$22.36

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,438)	$197,238
Interest	200
197,438

Expenses:
Management fees	339,190
Distribution fees - Class II	766
Directors’ fees and expenses	1,161
341,117

Net investment income (loss)	(143,679)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,949,663
Foreign currency transactions	349
6,950,012

Change in net unrealized appreciation (depreciation) on:
Investments	2,093,948
Translation of assets and liabilities in foreign currencies	(4,026)
2,089,922

Net realized and unrealized gain (loss)	9,039,934

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,896,255

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2013 AND DECEMBER 31, 2012
Increase (Decrease) in Net Assets	December 31, 2013	December 31, 2012
Operations
Net investment income (loss)	$(143,679)	$(8,156)
Net realized gain (loss)	6,950,012	2,156,926
Change in net unrealized appreciation (depreciation)	2,089,922	2,355,573
Net increase (decrease) in net assets resulting from operations	8,896,255	4,504,343

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(2,055,066)	(3,534,513)

Net increase (decrease) in net assets	6,841,189	969,830

Net Assets
Beginning of period	30,678,538	29,708,708
End of period	$37,519,727	$30,678,538

Accumulated net investment loss	$(4,136)	$(14,887)

See Notes to Financial Statements.

14

Notes to Financial Statements

December 31, 2013

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators.

15

Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is

16

generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $35,814,270 and $37,513,677, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	228,035	$4,528,928	229,457	$3,891,995
Redeemed	(338,821)	(6,680,142)	(433,168)	(7,309,029)
	(110,786)	(2,151,214)	(203,711)	(3,417,034)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	11,838	232,483	3,118	52,519
Redeemed	(7,050)	(136,335)	(10,497)	(169,998)
	4,788	96,148	(7,379)	(117,479)
Net increase (decrease)	(105,998)	$(2,055,066)	(211,090)	$(3,534,513)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$36,963,348	$383,857	—
Temporary Cash Investments	135,613	101,822	—
	$37,098,961	$485,679	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(3,804)	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $3,804 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,360) in net realized gain (loss) on foreign currency transactions and $(3,234) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended December 31, 2013 and December 31, 2012.

19

As of December 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$28,506,651
Gross tax appreciation of investments	$9,472,366
Gross tax depreciation of investments	(394,377)
Net tax appreciation (depreciation) of investments	$9,077,989
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$1,120
Net tax appreciation (depreciation)	$9,079,109
Accumulated long-term gains	$3,535,076
Accumulated short-term capital losses	$(4,289,056)
Late-year ordinary loss deferral	$(7,940)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a prior year shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Subsequent Events

On December 5, 2013, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to VP Capital Appreciation Fund (VP Capital Appreciation), one fund in a series issued by the corporation, in exchange for shares of VP Capital Appreciation. The financial statements and performance history of VP Capital Appreciation will survive after the reorganization. The reorganization is expected to be effective on April 25, 2014, as of the close of the NYSE.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2013	$17.40	(0.08)	5.33	5.25	$22.65	30.17%	1.00%	(0.42)%	108%	$37,124
2012	$15.05	—(3)	2.35	2.35	$17.40	15.61%	1.00%	(0.02)%	74%	$30,457
2011	$16.34	(0.08)	(1.21)	(1.29)	$15.05	(7.89)%	1.01%	(0.52)%	107%	$29,406
2010	$13.19	(0.06)	3.21	3.15	$16.34	23.88%	1.02%	(0.43)%	139%	$37,706
2009	$10.77	(0.06)	2.48	2.42	$13.19	22.47%	1.00%	(0.48)%	196%	$31,764
Class II
2013	$17.21	(0.11)	5.26	5.15	$22.36	30.00%	1.15%	(0.57)%	108%	$395
2012	$14.90	(0.03)	2.34	2.31	$17.21	15.44%	1.15%	(0.17)%	74%	$222
2011	$16.20	(0.11)	(1.19)	(1.30)	$14.90	(8.02)%	1.16%	(0.67)%	107%	$302
2010	$13.11	(0.08)	3.17	3.09	$16.20	23.57%	1.17%	(0.58)%	139%	$356
2009	$10.71	(0.07)	2.47	2.40	$13.11	22.41%	1.15%	(0.63)%	196%	$424

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Vista Fund of American Century Variable Portfolios, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 13, 2014

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	74	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	74	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	74	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	74	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	74	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	74	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	74	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	74	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	116	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-81034 1402

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord and Stephen E. Yates are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $196,764

FY 2013:     $234,490

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $95,389

FY 2013:     $75,000

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 18, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 18, 2014